As Filed with the Securities and Exchange Commission on April 27, 2017

Registration File Nos. 333-151910

811-10393

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 10	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 36	☒

(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VLI-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE

COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (877) 694-0305

Copy to:

John Piller, Esq.	Ken Reitz, Esq.
TIAA-CREF Life Insurance Company	TIAA-CREF Life Insurance Company
8500 Andrew Carnegie Boulevard, SSC-C2-04	8500 Andrew Carnegie Boulevard, SSC-C2-08
Charlotte, NC 28262	Charlotte, NC 28262
(704) 988-5681	(704) 988-4455
(Name and address of agent for services)	(Name and address of agent for service)

Title of Securities Being Registered: Flexible Premium Survivorship Variable Universal Life Insurance Policy (Intelligent Life Survivorship VUL) Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2017 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2017

INTELLIGENT LIFE VUL

INTELLIGENT LIFE SURVIVORSHIP VUL

Flexible Premium Individual Variable Universal Life Insurance Policy and Flexible Premium Last Survivor Variable Universal Life Insurance Policy Issued by TIAA-CREF Life Separate Account VLI-1 and TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in a flexible premium variable universal life insurance policy (the “Policy”) issued by
TIAA-CREF Life Insurance Company (the “Company” or “TIAA Life”). Before you invest, please read this prospectus carefully, along with the fund prospectuses, and keep it for future reference. We issue the Policy on either a single life basis—as Intelligent Life VUL—or a last survivor basis—as Intelligent Life Survivorship VUL. If you purchase the Policy on a single life basis, we will pay the Death Benefit Proceeds upon the death of the Insured. If you purchase the Policy on a last survivor basis, we will pay the Death Benefit Proceeds only upon the death of the last Insured.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured(s). This prospectus provides information that a prospective Owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

You can allocate your Policy’s values to:

∎	the Fixed Account, which credits a specified rate of interest; or
∎	Investment Accounts of TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”), each of which in turn, invests in one of the following mutual funds (“Portfolios”)

TIAA-CREF Life Balanced Fund

TIAA-CREF Life Bond Fund

TIAA-CREF Life Growth Equity Fund

TIAA-CREF Life Growth & Income Fund

TIAA-CREF Life International Equity Fund

TIAA-CREF Life Large-Cap Value Fund

TIAA-CREF Life Money Market Fund

TIAA-CREF Life Real Estate Securities Fund

TIAA-CREF Life Small-Cap Equity Fund

TIAA-CREF Life Social Choice Equity Fund

TIAA-CREF Life Stock Index Fund

Calamos Growth and Income Portfolio[1]

ClearBridge Variable Aggressive Growth Portfolio—Class I

ClearBridge Variable Small Cap Growth Portfolio—Class I

Credit Suisse Trust—Commodity Return Strategy Portfolio

DFA VA Global Bond Portfolio

DFA VA Global Moderate Allocation Portfolio

DFA VA International Small Portfolio

DFA VA International Value Portfolio

DFA VA Short-Term Fixed Portfolio

DFA VA US Large Value Portfolio

DFA VA US Targeted Value Portfolio

DFA VIT Inflation Protected Securities Portfolio

Delaware VIP Diversified Income Series—Standard Class

Delaware VIP International Value Equity Series—Standard Class

Delaware VIP Small Cap Value Series—Standard Class

Franklin Income VIP Fund—Class 1

Franklin Mutual Shares VIP Fund—Class 1

Franklin Small-Mid Cap Growth VIP Fund—Class 1

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen Overseas Portfolio—Institutional Shares[2]

Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares[3]

John Hancock Emerging Markets Value Trust

Matson Money Fixed Income VI Portfolio

Matson Money International Equity VI Portfolio

Matson Money U.S. Equity VI Portfolio

MFS Global Equity Series—Initial Class

MFS Growth Series—Initial Class[3]

MFS Massachusetts Investors Growth Stock Portfolio

MFS Utilities Series—Initial Class

Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class

Neuberger Berman Advisers Management Trust Mid Cap

Intrinsic Value Portfolio—I Class

PIMCO VIT All Asset Portfolio—Institutional Class

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class

PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class

PIMCO VIT Real Return Portfolio—Institutional Class

PVC Equity Income Account—Class 1

PVC MidCap Account—Class 1[4]

Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II

Prudential Series Fund—Natural Resources Portfolio—Class II

Prudential Series Fund—Value Portfolio—Class II

Royce Capital Fund Micro-Cap Portfolio—Investment Class

Royce Capital Fund Small-Cap Portfolio—Investment Class

T. Rowe Price® Health Sciences Portfolio I

T. Rowe Price® Limited-Term Bond Portfolio

Templeton Developing Markets VIP Fund—Class 1

Vanguard VIF Capital Growth Portfolio

Vanguard VIF Equity Index Portfolio

Vanguard VIF High Yield Bond Portfolio

Vanguard VIF Mid-Cap Index Portfolio

Vanguard VIF REIT Index Portfolio

Vanguard VIF Small Company Growth Portfolio

Vanguard VIF Total Bond Market Index Portfolio

VY Clarion Global Real Estate Portfolio—Class I

Wanger International

Wanger Select

Wanger USA

Western Asset Variable Global High Yield Bond Portfolio—Class I

[1]   Closed to new investors 7/30/12

[2]   Closed to new investors 2/18/13

[3]   Closed to new investors 2/18/13

[4]   Closed to new investors 8/15/13

Separate prospectuses for the Portfolios provide more information on the Portfolios listed above. Note that the prospectuses for the Portfolios may provide information for other portfolios that are not available through the Policy. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please note that the Policy and the Portfolios:

∎	are not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, the U.S. government or any government agency; and
∎	are subject to risks, including loss of the amount invested.

The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state.

Please contact us at:

Administrative Office

P.O. Box 724508

Atlanta, Georgia 31139

877 694-0305

www.tiaa.org

POLICY BENEFITS AND RISKS SUMMARY

The Policy is a flexible premium variable universal life insurance policy. The Policy may be issued on either a single life or last survivor basis. The Policy offers a choice of investments and an opportunity for the Policy Value and death benefit to grow based on the investment results of the Allocation Options. The Policy Value and death benefit may go up or down on any day depending on the investment results of the Allocation Options you select, the Premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee that Policy Values will increase. You could lose some or all of your money. The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state. This prospectus describes all material rights and obligations under the Policy. If certain material provisions under the Policy are changed after the date of this prospectus, in accordance with the Policy, those changes will be described in a supplement to the prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. It is important that you also read the Policy and endorsements, which may reflect additional non-material state variations or other non- material variations.

This summary describes the Policy’s important benefits and risks. The sections in the prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. Capitalized terms not defined within this prospectus are defined in the Glossary at the end of the prospectus.

POLICY BENEFITS

Death Benefit

Death Benefit Proceeds. We pay Death Benefit Proceeds to the Beneficiary of an in-force Policy upon receipt at our Administrative Office of satisfactory proof of death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The Death Benefit Proceeds equal the death benefit under the option you’ve chosen less: (a) any Outstanding Loan Amounts and (b) any unpaid Monthly Charges.

Death Benefit Options. You may choose among three death benefit options under the Policy. You must make an election. There is no default option. After the first Policy Year, you may change death benefit options while the Policy is in force. We calculate the death benefit under each death benefit option as of the date of death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. A change in death benefit option may have tax consequences. Please see the section entitled “Death Benefit” for more information.

•

Death Benefit Option A is equal to the greater of: the Face Amount (which is the amount of insurance you select); or the minimum death benefit required to meet the definition of life insurance under the Code. This option is known as the level death benefit option.

•

Death Benefit Option B is equal to the greater of: the Face Amount plus the Policy Value; or the minimum death benefit required to meet the definition of life insurance under the Code. This option is known as the increasing death benefit.

•

Death Benefit Option C is equal to the greater of: the Face Amount plus all Premiums credited to the Policy since the Issue Date; or the minimum death benefit required to meet the definition of life insurance under the Code. This option is known as the return of premium death benefit.

When the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 121, the death benefit under any option is reduced to the Policy Value.

A loan of Policy Value could impact the death benefit. Please see “Effect of Policy Loans” for more information.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	1

Choice of Tax Test. In order for your Policy to qualify as life insurance under the Code, you must choose one of two tax tests—the Guideline Premium Test or the Cash Value Accumulation Test—at the time you apply for the Policy. The Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. This election may not be changed once your Policy is issued. Your election may affect the maximum amount of Premium you pay into the Policy, the amount of death benefit and the monthly deductions for the Policy. The Guideline Premium Test generally allows you to maintain a higher Policy Value in relation to death benefits.

In general, the Cash Value Accumulation Test may allow you to make higher Premium payments during the Policy’s early years. It may also provide you greater flexibility with regard to Premium payment amounts. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Changing the Face Amount. You select the Face Amount when you apply for the Policy. Subject to certain conditions, after the first Policy Year and while the Policy is in force, you may change the Face Amount. Changing the Face Amount may have tax consequences. Reductions in Face Amount often create tax issues related to the Guideline Premium Test. You should consult with a tax adviser if you are considering reducing the Face Amount of your Policy.

Accelerated Death Benefit (not available in some states). Under the Accelerated Death Benefit feature, you may in some cases receive accelerated payment of part or all of the Policy’s death benefit if the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy develops a terminal illness. Although usually a tax-free event, in certain circumstances an acceleration of death benefits may have tax consequences.

Extended Maturity Benefit (not available in some states). We offer an Extended Maturity Benefit that, among other things, discontinues all charges automatically once the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches 100 years of age (121 years of age for Policies issued on or after January 1, 2009). The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

Right to Cancel, Surrenders, and Partial Withdrawals

Right to Cancel Period. When you receive your Policy, the Right to Cancel Period begins. The length of the Right to Cancel Period varies according to state law. You may return your Policy during this period and receive a refund. Some states require us to refund all payments if you return your Policy during the Right to Cancel Period.

Surrenders. At any time while the Policy is in force, you may make an Acceptable Request to Surrender your Policy and receive the Cash Surrender Value. The Cash Surrender Value is equal to the Policy Value minus any Outstanding Loan Amount. A Surrender may have tax consequences.

Partial Withdrawals. Subject to certain limits, you may withdraw part of your Cash Surrender Value from your Policy. Partial withdrawals may have tax consequences.

Please see the section entitled “The Policy” for more information on the Right to Cancel and the section entitled “Surrenders and Partial Withdrawals” for more information on Surrenders and partial withdrawals.

Transfers and Loans

Transfers. Subject to limitations, you may transfer portions of your Policy Value among the Investment Accounts and between the Investment Accounts and the Fixed Account. See “Transfer Policies Relating to Market Timing and Frequent Trading” for information about situations in which we may seek to limit certain types of transfer activity.

Please see the section entitled “Transfers” for more information.

Loans. You may take a loan (minimum $1,000) from your Policy at any time after the end of the Right to Cancel Period while the Insured is still alive or, in the case of a last survivor Policy, while either Insured is still alive. The maximum loan you may take, including any existing indebtedness, is 100% of the Policy Value. We charge you interest in arrears on your loan at a fixed annual rate of 5%. We credit interest on amounts in the Loan Account (“earned interest rate”) at a fixed annual rate of 4.35% during Policy Years 1 – 10. For Policy Years 11 and thereafter, we credit interest on amounts in the Loan Account at a fixed annual rate of 4.80%. You may increase your risk of Lapse if you take a loan. Loans may have tax consequences.

Please see the section entitled “Loans” for more information.

Optional Benefits—Riders and Endorsements

Subject to our approval, you may add an additional Rider or endorsement to your Policy that may allow you to tailor your Policy to your needs and objectives.

•

Charitable Giving Benefit Rider. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. This Rider pays an amount equal to 1.00% of the base Face Amount, but no greater than $100,000. It will be paid to a beneficiary designated by you. That beneficiary must be an institution accredited as a charity with the IRS under
Section 501(c)(3). Payment is made upon the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. You must elect this Rider at or before Policy issue. There is no cost for this Rider. A beneficiary can be added or changed any time after issue, but cannot be changed more than once each Policy year.

•

Overloan Protection Endorsement. This optional Endorsement is available both for a Policy issued on a single life basis or a Policy issued on a last survivor basis. This Endorsement, at no additional charge,

2	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

prevents the Policy from lapsing if the Policy is ever overloaned as defined in the “Riders and Endorsements” section of this prospectus. You may apply for or elect this Endorsement at or after the Policy Issue Date, subject to certain conditions.

•

Waiver of Monthly Charges Rider. This Rider is available only for a Policy issued on a single life basis for applicants Issue Ages 18 – 60, which must be elected at the time of application and prior to Policy issue. For Insureds under age 18, we will allow this Rider to be added to the Policy at the Insured’s Attained Age 18. This Rider waives the Monthly Charge that becomes due while the Insured is Totally Disabled, subject to certain conditions. An additional charge is added to your Monthly Charge if you select this Rider.

•

Level Cost of Insurance Endorsement. This optional Endorsement is available only for a Policy issued on a single life basis. This Endorsement levels the cost of insurance rates applicable to the Policy over certain periods. You may apply for or elect this Endorsement at or after the Policy Issue Date, subject to certain conditions. There are no additional charges associated with this Endorsement.

•

Policy Split Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider allows the base Policy to be split into two single life Policies in the event of a divorce between two married Insureds or business dissolution between two Insured partners or significant shareholders. There is no charge for this Rider.

•

Estate Transfer Protection Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider provides an additional death benefit until four years after the death of the first Insured. The additional death benefit is equal to a chosen percentage of the Death Benefit of the Policy. An additional charge is added to your cost of insurance charge if you select this Rider.

Please see the section entitled “Riders and Endorsements” for more information.

Personal Illustrations

You may receive personalized illustrations in connection with the purchase of the Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

Financial Condition of TIAA Life

The benefits under your Policy and any Rider are paid by us from our General Account assets and/or your Policy Value held in the Separate Account. It is important that you understand how your Policy works and how our ability to meet our obligations affects your Policy. Payment of your Policy and Rider benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Policy Value allocated to the Investment Accounts. Your Policy Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Policy Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our General Account. See this prospectus’ “The Separate Account and the Portfolios” section.

Assets in the General Account. Policy guarantees that exceed your Policy Value, such as death benefit exceeding Policy Value, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account may also be available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it. We issue other types of insurance policies and financial products as well, and some of these products are supported by the assets in our General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state regulation to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. Our financial statements and the financial statements of the Separate

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	3

Account are located in the Statement of Additional Information (“SAI”). The financial statements of the Separate Account include information about all the contracts offered through the Separate Account. For information on how to obtain a copy of the SAI, see the last page of this prospectus. More information about TIAA Life is available on our website at http://www.tiaa.org.

Investment Risk

If you invest your Policy Value in one or more Investment Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your Policy Value will decrease. In addition, we deduct charges from your Policy Value, which can significantly reduce your Policy Value. During times of poor investment performances, this deduction will have an even greater impact on your Policy Value. You could lose everything you invest. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Long-Term Commitment

Owning a Policy entails a variety of fees and expenses, including a Cost of Insurance charge, Policy Fee (for a single life Policy), Mortality and Expense Risk Charge, and a Premium Tax Charge, as described under “Charges and Deductions.” As a result, the Policy is not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to Surrender it or make a partial withdrawal in the near future. We have designed the Policy to meet long-term financial goals.

Risk of Lapse

If your Cash Surrender Value is not enough to pay any charges, including the Monthly Charge, your Policy will enter a Grace Period. We will notify you that the Policy will Lapse unless you make a sufficient payment during the Grace Period and will request that you make a payment before the end of the Grace Period that is equal to any unpaid charges plus three current Monthly Charge deductions. You may reinstate a Lapsed Policy, subject to certain conditions.

Tax Risks

We anticipate that the Policy should qualify as a life insurance contract under guidance provided pursuant to federal tax law. There is less certainty, however, because there is less guidance with respect to whether Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives may qualify as a life insurance contract under Federal tax law, particularly if you pay the full amount of Premiums permitted under the Policy.

Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy Value and not have a taxable event until there is a distribution from the Policy. Moreover, the death benefit under a Policy is generally excludable from the gross income of the Beneficiary. As a result, except for claim interest, the Beneficiary generally should not be subject to federal income tax on the Death Benefit Proceeds.

Depending on the total amount of Premiums you pay or changes you make to the Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions unless Lapse occurs while a loan is outstanding. Finally, distributions and loans from a Policy that is not a MEC are not subject to the 10% penalty tax. It is not clear that we can take effective action in all possible circumstances to prevent a Policy from inadvertently being classified as a MEC.

The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A Policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Allocation Options as collateral and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Accounts or receive the current interest rate credited to the Fixed Account.

We reduce the amount we pay on the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy by the amount of any Outstanding Loan Amounts. A Policy loan will also reduce your Cash Surrender Value and thereby increase the risk of Lapse, particularly when the investment returns of the amounts remaining in the Investment Accounts are low. Any transfers made from the Investment Accounts and/or the Fixed Account as a result of unpaid interest charges will further increase this risk.

A loan may have tax consequences.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s respective prospectus. Please refer to the Portfolios’ prospectuses for more information.

4	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and Surrendering the Policy. Certain of these fees and charges are payable only if you choose an optional Rider. If the amount of a charge varies depending on the individual characteristics of the Owner or Insureds, such as Issue Age, gender or Underwriting Class, the tables show the minimum and maximum possible charges as well as the charges for a typical Owner or Insureds. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insureds may pay, but these charges may not be representative of the amount you actually pay. We may agree to your request to deduct Advisory Fees from your Policy pursuant to your independent agreement with a registered investment advisor, but such expenses are not reflected in the tables below; if they were, Policy Values shown would be lower.

TRANSACTION FEES

The following table describes the fees and expenses that an Owner will pay at the time he or she buys the Policy, Surrenders the Policy, or transfers Policy Value among the Allocation Options. Please see “Charges and Deductions” section for more information, including the methods for deducting the amounts due.

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Premium Tax Charge	Upon receipt of each Premium payment	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.00% to 3.50%	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.00% to 3.50%
Surrender Charge	Not Applicable	$0	$0
Partial Withdrawal Charge	At the time of each withdrawal	$20	$20
Transfer Charge*	Upon transfer	$25 per transfer	$0

*	We do not assess a transfer charge for the first 12 transfers each Policy Year. We do not currently charge for transfers, but we reserve the right to charge $25 for each transfer in excess of 12 in a Policy Year.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

The following table describes the fees and expenses that an Owner will pay periodically during the time he or she owns the Policy, not including the fees and expenses of the Portfolios.

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Policy Fee:
SINGLE LIFE POLICY	Monthly	$10 for Issue Ages 0 – 17; $0 for Issue Ages 18 and later	$10 for Issue Ages 0 – 17; $0 for Issue Ages 18 and later
LAST SURVIVOR POLICY	Not Applicable	Not Applicable	Not Applicable
Cost of Insurance:[1]
SINGLE LIFE POLICY
Base Policy Cost of Insurance (Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $0.18 Maximum $1,000 Example[2] $2.67	Minimum $0.18 Maximum $1,000 Example[2] $1.22
LAST SURVIVOR POLICY
Base Policy Cost of Insurance (Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 ($0.36 in MD) Maximum $1,000 Example[3] $1.20	Minimum $0.20 Maximum $1,000 Example[3] $0.26

[1]

The Cost of Insurance charges vary based on Issue Age, gender (in most states), Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and whether the Policy is a single life or last survivor Policy. The charge generally increases as the Issue Age(s) increase. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insureds’ ages and Underwriting Classes, the death benefit option, Face Amount, planned

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	5

Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[2]	Charge for a preferred non-tobacco underwriting risk Male insured with Issue Age of 46 and $750,000 of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).

[3]

Charge for a preferred non-tobacco underwriting risk Male/Female couple with Issue Ages of 58 & 55 respectively, and $1.5 million of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Mortality and Expense Risk Charge	Daily, applied to total value in all Investment Accounts	Annual rate of 0.95% for Policy Years 1 – 20 and 0.35% for Policy Years 21 and later

Annual rate is4 :

•0.95% if total value in all Investment Accounts is less than $100,000;

•0.65% if total value in all Investment Accounts is from $100,000 to $500,000; and

•0.35% if total value in all Investment Accounts is over $500,000.

Regardless of value, the annual rate will be 0.35% in Policy Years 21 and later.

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest[6]	Annual rate of 5.00%[5]	Annual rate of 5.00%[5]
Extended Maturity Benefit		No Charge	No Charge
Reinstatement Interest Charge	Upon reinstatement of a lapsed Policy	6%, assessed against and added to unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.	6%, assessed against and added to unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.
Optional Charges:[7]
Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid	$200.[8] In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.	$0. In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.
Charitable Giving Benefit Rider		No Charge	No Charge
Overloan Protection Endorsement		No Charge[9]	No Charge[9]
Waiver of Monthly Charges Rider:
SINGLE LIFE POLICY	Monthly. (Rate is a percentage of the monthly COI deduction)	Minimum 3.00% Maximum 18.39% Example[3] 7.14%	Minimum 3.00% Maximum 18.39% Example[3] 7.14%
LAST SURVIVOR POLICY	Not Applicable	Not Applicable	Not Applicable
Level Cost of Insurance (“COI”) Endorsement:
SINGLE LIFE POLICY	Monthly. (Cost of Insurance rate is an annual amount per $1,000 of the Net Amount at Risk.)	Minimum $0.26 Maximum $133.60 Example[10] $2.67	Minimum $0.26 Maximum $59.43 Example[10] $1.16
LAST SURVIVOR POLICY	Not Applicable	Not Applicable	Not Applicable
Policy Split Rider:
SINGLE LIFE POLICY	Not Applicable	Not Applicable	Not Applicable
LAST SURVIVOR POLICY		No Charge	No Charge
Estate Transfer Protection Rider:
SINGLE LIFE POLICY	Not Applicable	Not Applicable	Not Applicable

6	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
LAST SURVIVOR POLICY
Cost of Insurance[1]
(Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 ($0.36 in MD) Maximum $1,000 Example[3] $1.20	Minimum $0.20 Maximum $1,000 Example[3] $0.26

[4]	The rate will be reviewed on each Monthly Charge Date. The value in the Fixed Account is not included.

[5]

The guaranteed maximum loan interest spread is therefore 0.65% annually. This is the maximum difference between the interest we charge you for a loan and the interest rate we credit on loan collateral held in the Loan Account. For a complete discussion of how loan interest is calculated, please see “Loans” and “Charges and Deductions—Loan Interest Charge.”

[6]

Your current loan interest spread will vary based upon your Policy Year. The loan interest spread for Policy Years 1 – 10 is 0.65% annually and the loan interest spread for Policy Years 11 and later is 0.20% annually. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

[7]

These charges may vary based on the Issue Age(s) of the Insured(s), gender (in most states), Underwriting Class(es), Policy Value, Policy Year, Face Amount, death benefit option, Net Amount at Risk, and whether the Policy is a single life or last survivor Policy. The charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page will indicate the guaranteed charges applicable to your Policy, and more detailed information concerning your charges is available upon request from our Administrative Office.

[8]	This amount may be lower depending on the laws of your state.

[9]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

[10]

Charge for a preferred non-tobacco underwriting risk Male insured with Issue Age of 46 and $750,000 of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk), under a 10-year option.

ANNUAL PORTFOLIO OPERATING EXPENSES:

The following table shows the minimum and maximum total operating expenses charged by the currently available Portfolios that you may pay periodically during the time you own the Policy, both before and after any contractual fee waivers or reimbursements. These are based on the management fees, distribution (Rule 12b-1) fees, and other expenses charged by the Portfolios during the fiscal year ended December 31, 2016. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.12%	1.52%
Net Total Annual Portfolio Operating Expenses (net of any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.09%	1.52%

[1]

Certain of the Portfolios have entered into contractual expense waiver or reimbursement arrangements that reduce Portfolio expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2018. More detail concerning the Portfolios’ contractual waivers and reimbursements can be found in the footnotes accompanying the next table.

The following table shows the fees (including management fees, distribution (Rule 12b-1) fees, and other expenses) charged by each Portfolio as a percentage of average daily net assets for the fiscal year ended December 31, 2016. Portfolio expenses are not fixed or specified under the terms of the Policy, and may change periodically.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Balanced Fund[3]	0.10%	0.00%	0.14%	0.41%	0.65%	0.14%	0.51%
TIAA-CREF Life Bond Fund[4]	0.30%	0.00%	0.12%	0.00%	0.42%	0.07%	0.35%
TIAA-CREF Life Growth Equity Fund[5]	0.45%	0.00%	0.15%	0.00%	0.60%	0.08%	0.52%
TIAA-CREF Life Growth & Income Fund[5]	0.45%	0.00%	0.13%	0.00%	0.58%	0.06%	0.52%
TIAA-CREF Life International Equity Fund[6]	0.50%	0.00%	0.19%	0.00%	0.69%	0.09%	0.60%
TIAA-CREF Life Large-Cap Value Fund[5]	0.45%	0.00%	0.19%	0.00%	0.64%	0.12%	0.52%

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	7

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Money Market Fund[7]	0.10%	0.00%	0.16%	0.00%	0.26%	0.11%	0.15%
TIAA-CREF Life Real Estate Securities Fund[8]	0.50%	0.00%	0.15%	0.00%	0.65%	0.08%	0.57%
TIAA-CREF Life Small-Cap Equity Fund[9]	0.46%	0.00%	0.25%	0.00%	0.71%	0.18%	0.53%
TIAA-CREF Life Social Choice Equity Fund[10]	0.15%	0.00%	0.21%	0.00%	0.36%	0.14%	0.22%
TIAA-CREF Life Stock Index Fund[11]	0.06%	0.00%	0.06%	0.00%	0.12%	0.03%	0.09%
Calamos Growth and Income Portfolio	0.75%	0.00%	0.72%	0.00%	1.47%	0.00%	1.47%
Credit Suisse Trust Commodity Return Strategy Portfolio[12,13]	0.59%	0.25%	0.23%	0.00%	1.07%	0.02%	1.05%
Delaware VIP Diversified Income Series—Standard Class	0.58%	0.00%	0.09%	0.00%	0.67%	0.00%	0.67%
Delaware VIP International Value Equity Series—Standard Class	0.85%	0.00%	0.17%	0.00%	1.02%	0.00%	1.02%
Delaware VIP Small Cap Value Series—Standard Class	0.72%	0.00%	0.07%	0.00%	0.79%	0.00%	0.79%
DFA VA Global Bond Portfolio	0.22%	0.00%	0.02%	0.00%	0.24%	0.00%	0.24%
DFA VA Global Moderate Allocation Portfolio[14]	0.25%	0.00%	0.01%	0.26%	0.52%	0.12%	0.40%
DFA VA International Small Portfolio	0.50%	0.00%	0.10%	0.00%	0.60%	0.00%	0.60%
DFA VA International Value Portfolio	0.40%	0.00%	0.06%	0.00%	0.46%	0.00%	0.46%
DFA VA Short-Term Fixed Portfolio	0.25%	0.00%	0.02%	0.00%	0.27%	0.00%	0.27%
DFA VA US Large Value Portfolio	0.25%	0.00%	0.02%	0.00%	0.27%	0.00%	0.27%
DFA VA US Targeted Value Portfolio	0.35%	0.00%	0.03%	0.00%	0.38%	0.00%	0.38%
DFA VIT Inflation Protected Securities Portfolio[15]	0.10%	0.00%	0.09%	0.00%	0.19%	0.01%	0.18%
Franklin Income VIP Fund—Class 1[16,17]	0.45%	0.00%	0.02%	0.02%	0.49%	0.03%	0.46%
Franklin Small-Mid Cap Growth VIP Fund—Class 1[16,17]	0.79%	0.00%	0.05%	0.01%	0.85%	0.02%	0.83%
Franklin Mutual Shares VIP Fund—Class 1	0.69%	0.00%	0.03%	0.00%	0.72%	0.00%	0.72%
Templeton Developing Markets VIP Fund—Class 116, [17]	1.24%	0.00%	0.14%	0.01%	1.39%	0.02%	1.37%
VY® Clarion Global Real Estate Portfolio—Class I1[8]	0.89%	0.00%	0.07%	0.00%	0.96%	0.07%	0.89%
Janus Aspen Forty Portfolio—Institutional Shares	0.64%	0.00%	0.10%	0.00%	0.74%	0.00%	0.74%
Janus Aspen Overseas Portfolio—Institutional Shares	0.40%	0.00%	0.12%	0.00%	0.52%	0.00%	0.52%
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares	0.45%	0.00%	0.15%	0.00%	0.60%	0.00%	0.60%
John Hancock Emerging Markets Value Trust	0.95%	0.00%	0.08%	0.00%	1.03%	0.00%	1.03%
Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II	0.75%	0.25%	0.23%	0.00%	1.23%	0.00%	1.23%
Prudential Series Fund—Natural Resources Portfolio—Class II19	0.45%	0.25%	0.27%	0.01%	0.98%	0.01%	0.97%
Prudential Series Fund—Value Portfolio—Class II	0.40%	0.25%	0.17%	0.00%	0.83%	0.00%	0.82%
ClearBridge Variable Aggressive Growth Portfolio—Class I20	0.75%	0.00%	0.05%	0.00%	0.80%	0.00%	0.80%
Western Asset Variable Global High Yield Bond Portfolio—Class I	0.70%	0.00%	0.11%	0.00%	0.81%	0.00%	0.81%
ClearBridge Variable Small Cap Growth Portfolio—Class I	0.75%	0.00%	0.08%	0.00%	0.83%	0.00%	0.83%
Matson Money U.S. Equity VI Portfolio	0.50%	0.00%	0.43%	0.30%	1.23%	0.00%	1.23%
Matson Money International Equity VI Portfolio[2][1]	0.50%	0.00%	0.52%	0.50%	1.52%	0.00%	1.52%
Matson Money Fixed Income VI Portfolio[2][1]	0.50%	0.00%	0.35%	0.20%	1.05%	0.00%	1.05%
MFS Growth Series—Initial Class	0.72%	0.00%	0.04%	0.00%	0.76%	0.00%	0.76%
MFS Global Equity Series—Initial Class[22]	0.90%	0.00%	0.25%	0.00%	1.15%	0.18%	0.97%
MFS Massachusetts Investors Growth Stock Portfolio	0.75%	0.00%	0.06%	0.00%	0.81%	0.00%	0.81%
MFS Utilities Series—Initial Class	0.73%	0.00%	0.05%	0.00%	0.78%	0.00%	0.78%
Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class[23]	0.85%	0.00%	0.34%	0.00%	1.19%	0.00%	1.19%
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class[2][3]	0.85%	0.00%	0.21%	0.00%	1.06%	0.00%	1.06%
PIMCO VIT All Asset Portfolio—Institutional Class[24,25,26,27]	0.425%	0.00%	0.00%	0.83%	1.225%	0.14%	1.115%

8	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class[25,27,28]	0.74%	0.00%	0.29%	0.14%	1.17%	0.14%	0.103%
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	0.85%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class[29]	0.75%	0.00%	0.02%	0.00%	0.77%	0.00%	0.77%
PIMCO VIT Real Return Portfolio—Institutional Class[30]	0.50%	0.00%	0.26%	0.00%	0.76%	0.00%	0.76%
PVC Equity Income Account—Class 1	0.49%	0.00%	0.01%	0.00%	0.50%	0.00%	0.50%
PVC MidCap Account—Class 1	0.53%	0.00%	0.01%	0.00%	0.54%	0.00%	0.54%
Royce Capital Fund Micro-Cap Portfolio—Investment Class	1.25%	0.00%	0.11%	0.00%	1.36%	0.00%	1.36%
Royce Capital Fund Small-Cap Portfolio—Investment Class	1.00%	0.00%	0.09%	0.00%	1.09%	0.00%	1.09%
T. Rowe Price® Health Sciences Portfolio I	0.95%	0.00%	0.00%	0.00%	0.95%	0.00%	0.95%
T. Rowe Price® Limited-Term Bond Portfolio	0.70%	0.00%	0.00%	0.00%	0.70%	0.00%	0.70%
Vanguard VIF Capital Growth Portfolio	0.33%	0.00%	0.03%	0.00%	0.36%	0.00%	0.36%
Vanguard VIF Equity Index Portfolio	0.13%	0.00%	0.02%	0.00%	0.15%	0.00%	0.15%
Vanguard VIF High-Yield Bond Portfolio	0.25%	0.00%	0.03%	0.00%	0.28%	0.00%	0.28%
Vanguard VIF Mid-Cap Index Portfolio	0.16%	0.00%	0.03%	0.00%	0.19%	0.00%	0.19%
Vanguard VIF REIT Index Portfolio	0.24%	0.00%	0.03%	0.00%	0.27%	0.00%	0.27%
Vanguard VIF Small Company Growth Portfolio	0.33%	0.00%	0.03%	0.01%	0.37%	0.00%	0.37%
Vanguard VIF Total Bond Market Index Portfolio	0.12%	0.00%	0.03%	0.00%	0.15%	0.00%	0.15%
Wanger International[31]	0.94%	0.00%	0.19%	0.00%	1.13%	0.00%	1.13%
Wanger Select[31,32,33]	0.80%	0.00%	0.16%	0.01%	0.97%	0.20%	0.77%
Wanger USA[32,33]	0.87%	0.00%	0.13%	0.01%	1.01%	0.00%	1.01%
[1]	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

[2]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund fees and expenses and extraordinary expenses) that exceed 0.10% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2018, unless changed with approval of the Board of Trustees.

[4]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.35% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2018, unless changed with approval of the Board of Trustees.

[5]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2018, unless changed with approval of the Board of Trustees.

[6]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2018, unless changed with approval of the Board of Trustees.

[7]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.15% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2018, unless changed with approval of the Board of Trustees.

[8]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2018, unless changed with approval of the Board of Trustees.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	9

[9]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.53% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2018, unless changed with approval of the Board of Trustees.

[10]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2018, unless changed with approval of the Board of Trustees.

[11]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2018, unless changed with approval of the Board of Trustees.

[12]

The portfolio invests in Credit Suisse Cayman Commodity Fund II, Ltd., a wholly-owned subsidiary of the portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). “Other Expenses” include expenses of both the portfolio and the Subsidiary.

[13]

Credit Suisse Trust (the “Trust”) and Credit Suisse Asset Management, LLC (“Credit Suisse”) have entered into a written contract limiting operating expenses to 1.05% of the portfolio’s average daily net assets at least through May 1, 2018. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause the portfolio to exceed the expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before May 1, 2018.

[14]

The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the DFA VA Global Moderate Allocation Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2018, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

[15]

The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Inflation-Protected Portfolio. The Amended and Restated Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2018, and may only be terminated by the fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived up to thirty-six months after such fee waiver and/or expense assumption.

[16]

The investment manager has contractually agreed in advance to reduce its fees as a result of the fund’s investment in a Franklin Templeton money market fund (the “acquired fund”) for the next 12 month period.

[17]

Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[18]

The adviser is contractually obligated to limit expenses to 1.50%, 0.90%, 1.15%, and 1.30% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2018. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive a portion of the management fee through May 1, 2018. The management fee waiver for the Portfolio is an estimated 0.01%. Termination or modification of these obligations requires approval by the Portfolio’s board.

[19]

PSF Natural Resources Portfolio: Prudential Investments LLC (the Investment Manager) has contractually agreed to waive 0.008% of its investment management fee through June 30, 2018. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

[20]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports because the ratios in the financial highlights tables reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[21]

Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

[22]

Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.97% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2018.

[2][3]

Neuberger Berman Investment Advisers LLC (“NBIA”) has undertaken through December 31, 2020 to waive fees and/or reimburse certain operating expenses, including the compensation of NBIA (except with respect to Guardian, Short Duration Bond, Mid Cap Growth and Large Cap Value Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and transaction costs, that exceed, in the aggregate, 1.00% of average daily net asset value of the Guardian, Short Duration Bond, Mid Cap Growth and Large Cap Value Portfolios; 1.30% of the average daily net asset value of the Socially Responsive Portfolio; 1.50% of the average daily net asset value of the Mid Cap

10	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Intrinsic Value Portfolio; 0.80% of the average daily net asset value of the U.S. Equity Index PutWrite Strategy Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBIA within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

[24]

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.05%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.215%, 1.315%, 1.065% and 1.515% for the Administrative Class, Advisor Class, Institutional Class and Class M shares, respectively.

[25]

Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets excluding waivers of the Portfolio as set forth in the Financial Highlights table of the prospectus, because the Ratio of Expenses to Average Net Assets excluding waivers reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

[26]

PIMCO has contractually agreed, through May 1, 2018, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.

[27]

Other Expenses” include interest expense of 0.29%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 1.03%, 1.13%, 0.88% and 1.33% for Administrative Class, Advisor Class, Institutional Class and Class M shares, respectively.

[28]

PIMCO has contractually agreed to waive the Portfolio’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the “CRRS Subsidiary”) to PIMCO. The CRRS Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place.

[29]

Other Expenses” include interest expense of 0.02%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.90%, 1.00% and 0.75% for Administrative Class, Advisor Class and Institutional Class shares, respectively.

[30]

Other Expenses” include interest expense of 0.26%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses excluding interest expense is 0.65%, 0.75% and 0.50% for the Administrative Class, Advisor Class and Institutional Class shares, respectively.

[31]

Total annual Fund operating expenses” are higher than “Total gross expenses” shown in the Financial Highlights section of this prospectus because “Total gross expenses” were reduced due to an extraordinary reimbursement of expenses overbilled by a third party.

[32]

Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than “Total Net Expenses” shown in the Financial Highlights section of this prospectus because “Total Net Expenses” do not include acquired fund fees and expenses.

[33]

Columbia Wanger Asset Management, LLC (the Investment Manager) has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund through April 30, 2018. This arrangement may only be modified or amended with approval from the Fund and the Investment Manager.

The fee and expense information relating to the Portfolios was provided by the Portfolios or their investment managers or other service providers. We have not and cannot independently verify either the accuracy or completeness of such information.

Portfolio expenses are paid by each underlying Portfolio before TIAA-CREF Life is provided with the Portfolio’s daily net asset value. TIAA-CREF Life then deducts Separate Account charges from the net asset value of the corresponding Investment Account.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	11

THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us at our Administrative Office. The minimum Face Amount is generally $250,000. At our option, we may have different minimum Face Amounts for certain classes of Policies.

Generally, the Policy is available for Insureds between Issue Ages 0 – 90. Issue Ages may vary by state. Please call the Administrative Office for details. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We will notify you when our underwriting process has been completed. The minimum first Premium may not be paid and insurance coverage will not take effect prior to that time.

REPLACING EXISTING INSURANCE

It may not be in your best interest to Surrender, Lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a Surrender charge on your existing insurance. If you are planning to fund the Policy with a 1035 exchange, you should talk to your financial professional and/or tax adviser to make sure the exchange will be tax free. If you Surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a 10% penalty tax, on the Surrender. If you transfer to us a policy you wish to exchange for our Policy, we will not issue the Policy until we have received an initial Premium or the 1035 Exchange proceeds from your existing insurance company, and the issuance of the Policy may therefore be subject to delay.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if the proposed Insured on a single life Policy is or both the proposed Insureds on a last survivor Policy are alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum first Premium has been paid. We begin to deduct Monthly Charges from your Policy Value on the Policy Date.

RIGHT TO CANCEL

You may cancel a Policy during the Right to Cancel Period by providing Acceptable Notice of cancellation and returning the Policy to us. The Right to Cancel Period begins when you receive the Policy and generally expires after a period determined under state law. If you decide to cancel the Policy during the Right to Cancel Period, we will treat the Policy as if we never issued it. Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

•	The Policy Value as of the end of the Business Day we receive the returned Policy, plus

•	Any Premium Tax Charge deducted from Premiums paid, plus

•	Any Monthly Charges charged against the Policy Value, plus

•	An amount reflecting any other charges deducted under the Policy.

Where state law requires, the refund will equal all payments you made. Cancellation of a contract may have adverse tax consequences.

OWNERSHIP AND BENEFICIARY RIGHTS

The Policy belongs to the Owner named in the application. While an Insured is alive, the Owner may exercise all of the rights and options described in the Policy. On a single life Policy, the Owner is the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. On a last survivor Policy, both Insureds own the Policy unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not an Insured and dies before the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, ownership of the Policy will pass to the next named Owner then living, or if no Owner is living, to the Owner’s estate. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). If a joint Owner has been named and both Owners are living, authorization from both Owners is required for changes and transactions other than the allocation of Premiums. All reference herein to Owner shall be read as applying to single or joint Owners.

The Owner may, subject to certain restrictions, exercise certain rights including selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. We reserve the right to reject assignments that we reasonably believe are intended to develop a secondary market for the Policy, such as selling the Policy to a ‘factoring company’ that pays a discounted lump sum in return for assignments of future death benefits.

Changing the Owner and assigning the Policy may have tax consequences. The principal right of the Beneficiary is the right to receive the Death Benefit Proceeds under the Policy.

12	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or our secretary. Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform with these laws. Any material change to the Policy must be approved by the State Insurance Department of each state where the Policy is made available. Any resulting change to this prospectus must be filed with the SEC prior to use.

PREMIUMS

MINIMUM FIRST PREMIUM

The minimum first Premium is due on or before the Policy Issue Date. No insurance will take effect until the minimum first Premium is paid, and the health and other conditions of the Insured(s) described in the application must not have changed. The minimum first Premium must be at least $50.

PREMIUM FLEXIBILITY

When you apply for a Policy, you will elect a payment schedule for Premiums that is on a monthly, quarterly, semiannual, annual, or single-sum basis. You are not actually required to pay Premiums according to that (or any) schedule. However, you may greatly increase your risk of Lapse if you do not regularly pay Premiums because the Policy Value may not be sufficient to cover the Monthly Charges when due.

You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic Premium schedule at any time. If you are submitting a Premium payment pursuant to a Premium reminder notice, the address for payment will be enclosed with the notice. You may also send your Premium payments to our Administrative Office. If you have an outstanding Policy loan, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments. You may also choose to have Premium payments automatically deducted periodically from your bank account under the automatic payment plan. Payment of the planned Premiums or any other level of Premiums does not guarantee that the Policy will not Lapse. See “Policy Lapse and Reinstatement.”

You may not pay any Premiums after the Policy’s Final Policy Date. You may not pay Premiums less than $50, and we reserve the right to limit total Premiums allocated to the Fixed Account under a Policy to $500,000 a Policy Year. Note that we cannot accept cash, money orders or travelers’ checks. In addition, we will not accept a third-party check where the relationship of the payer to the Owner cannot be identified from the face of the check.

Any time you submit a Premium payment that may impact the status of your contract, we will or have the right to hold, limit, or refund all or part of your Premium payment until we receive sufficient instructions or if required, evidence of insurability. These situations include but are not limited to:

•	The Premium would disqualify the Policy as a life insurance contract under the Code;

•	The Premium would cause the Policy to become a MEC under the Code and you have not consented in writing to your Policy becoming a MEC; or

•

The Premium would cause an immediate increase in the death benefit as a result of Section 7702 of the Code— the section of the Code that defines life insurance (unless you provide us with satisfactory evidence of insurability).

You can stop paying Premiums at any time and your Policy will continue in force until the earliest of the date when either: (1) the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies; (2) the Grace Period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) we receive an Acceptable Notice requesting a Surrender of the Policy.

PREMIUM LIMITATIONS

If the Guideline Premium Test is used to determine whether the Policy qualifies as life insurance under the Code, total Premium payments must not exceed certain stated limits—the “guideline premium” amount. We have established procedures to monitor whether aggregate Premiums paid under a Guideline Premium Test Policy exceed those limits. If we became aware that a Premium payment would result in total Premiums exceeding these limits, we will accept only that portion of the Premium that would make total Premiums equal the guideline premium amount. We will not refund any Premium necessary to keep the Policy in force.

The maximum Premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum Premium limitations. For single life Policies issued January 1, 2009 and later, and for last survivor Policies, Premiums may be limited after the Insured’s (for a single life Policy) or the younger Insured’s (for a last survivor Policy) age 100. The tax consequences of keeping a Policy in force after the

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	13

Insured (for a single life Policy) or the younger Insured (for a last survivor Policy) reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences. See “Choice of Tax Test” for more information regarding the Guideline Premium Test.

Modified Endowment Contracts (“MECs”). There are special federal income tax rules for distributions from life insurance policies that are MECs. These rules apply to Policy loans, Surrenders, and partial withdrawals. These rules apply if the Premiums we receive are greater than the “seven-pay limit” for your Policy as determined under Section 7702A of the Code. The “seven-pay limit” means that, during generally the first seven years of a policy, the sum of the actual premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, the premiums paid would fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premiums” were $1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of Premiums paid during each of the policy’s first seven years. A policy received in exchange for a MEC will be taxed as a MEC even if it would otherwise satisfy the seven-pay test.

Special MEC testing rules apply if you reduce the Face Amount of your Policy during generally the first 7 Policy Years or if your Policy is materially changed. You should consult your tax adviser if you are considering making any Face Amount reduction or another significant change to your Policy.

Prior to the Policy Date, if we find that your planned periodic Premium would cause your Policy to become a MEC, we will notify you and request further instructions. We will then issue your Policy based on the planned periodic Premium you have selected. If you do not want your Policy to become a MEC, you may reduce your planned periodic Premium to a level that does not cause your Policy to become a MEC. We will then issue your Policy based on the revised planned periodic Premium. See “Federal Tax Considerations—Tax Treatment of Policy Benefits—Modified Endowment Contracts.”

After the Policy Date, if we discover that you have made a Premium payment that would cause your Policy to become a MEC, we will place the Premium amount in a suspense account. We will not apply this amount to your Policy unless and until you acknowledge in writing that you know that the Policy will become a MEC and that you nevertheless wish us to apply this amount to your Policy. Similarly, we will not honor your instructions regarding withdrawals, changes in death benefit options or changes in Face Amounts if any such action would result in the Policy becoming a MEC until you acknowledge in writing that you know that the Policy will become a MEC and that you nevertheless wish us to take such action. Additionally, if your Policy has inadvertently become classified as a MEC, and assuming that you do not want your Policy to be a MEC, we will attempt to enable your Policy to continue to meet the seven-pay test for federal income tax purposes (and not be a MEC) by refunding any excess Premium and related earnings or losses to you. It is not clear, however, if we can take effective action in all possible circumstances to prevent a Policy that has exceeded the applicable Premium limitation from being classified as a MEC.

Exchanges from a Prior Life Policy. We may accept as part of your first Premium money from another life insurance policy that qualifies for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Not all policy exchanges qualify for tax- free exchange treatment. Contract exchanges may have tax consequences. See “Federal Tax Considerations.”

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us on the application form to allocate your Net Premium to one or more Allocation Options according to the following rules:

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

•

We will allocate the Net Premium based on the price determined at the end of the Business Day we are deemed to receive it at our Administrative Office according to your current Premium allocation instructions.

•

You can change the allocation instructions for additional Net Premiums without charge by providing us with Acceptable Notice. Any change in allocation instructions will be effective at the end of the Business Day we receive your request.

Unless you provide instructions indicating otherwise, we deduct Monthly Charges from the Fixed Account first, and then pro rata from the Investment Accounts (see “Monthly Charge”).

Investment returns from amounts allocated to the Investment Accounts will vary with the investment performance of these Investment Accounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Investment Accounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

DELAY IN ALLOCATIONS

Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, where you have instructed that all or a portion of the Net Premium be allocated to one or more Investment Accounts, we will allocate that amount to the Investment Account that invests in the TIAA-CREF Life Money Market Fund (the “Money Market Account”). We will allocate the remaining portion of your Net Premium (if any) to the Fixed

14	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Account. Following the end of the Right to Cancel Period, we will allocate that Policy Value in the Money Market Account among the Investment Accounts as indicated in your current Premium allocation instructions. If the Right to Cancel Period ends on a non-Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect. Since our procedures should result in delivery of your Policy on the second day after we issue it, we begin measuring the Right to Cancel period two days after we issue your Policy.

VALUATIONS

POLICY VALUE

The Policy Value serves as the starting point for calculating important values under a Policy, such as the Cash Surrender Value and, in some cases, the death benefit. The Policy Value varies from day to day depending on factors such as the amount and timing of your Premium payment, the performance of the Investment Accounts you have chosen, the interest rates of the Fixed Account and Loan Account, Policy charges, how much you have borrowed or withdrawn and the level of Policy and Rider benefits. We do not guarantee a minimum Policy Value.

Policy Value:

•	Equals the sum of all values in the Fixed Account, the Loan Account and in each Investment Account;

•	is determined first on the Policy Date and then on each date thereafter; and

•	has no guaranteed minimum amount and may be more or less than Premiums paid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Cash Surrender Value as of the end of the Business Day when we receive your Acceptable Request to Surrender.

Cash Surrender Value at the end of any day equals:

•	the Policy Value as of such date; minus any Outstanding Loan Amount.

INVESTMENT ACCOUNT VALUE

At the end of any Business Day, the Investment Account value is equal to the number of Units in each Investment Account attributable to the Policy multiplied by the Unit value for that Investment Account.

The Number of Units in any Investment Account at the end of any day equals:

•	Units purchased with Net Premiums; plus

•	Units purchased via transfers from another Investment Account, the Fixed Account, or the Loan Account; minus

•	Units redeemed to pay for Monthly Charges; minus

•	Units redeemed to pay for partial withdrawals; minus

•	Units redeemed to pay transfer charges or any other charges incurred in connection with the exercise of rights under the Policy; minus

•	Units redeemed as part of a transfer to another Investment Account, the Fixed Account, or the Loan Account; minus

•	Units redeemed for any applicable Advisory Fees.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Units. We determine the number of Units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the Unit value for that Investment Account at the end of the Business Day.

UNIT VALUE

We determine a Unit value for each Investment Account to reflect how investment performance affects the Policy Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Unit value of any Investment Account at the end of any Business Day equals:

•	the Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

•	the net investment factor for that Investment Account on that Business Day.

The net investment factor:

•	measures the investment performance of an Investment Account from one Business Day to the next;

•	increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio;

•	decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses; and

•	decreases to reflect the current Mortality and Expense Risk Charge which is based upon the following annual rates applied to total value in all Investment Accounts:

•	0.95% if the value of Units in all Investment Accounts is less than $100,000;

•	0.65% if the value of Units in all Investment Accounts is from $100,000 to $500,000; and

•	0.35% if the value of Units in all Investment Accounts is over $500,000.

•	In Policy Years 21 and later, the annual rate is 0.35% regardless of the value of Units in all Investment Accounts.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	15

Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day. We deduct the current Mortality and Expense Risk Charge to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the charges we set in the Policy.

In order to accommodate the varying Mortality and Expense Risk Charges, separate Unit values will be maintained by Mortality and Expense Risk Charge band. Units may be transferred between bands on the Monthly Charge Date if the value of the Units in all the Investment Accounts changes the current Mortality and Expense Risk Charge rate. In addition, on any Business Day in which you make a Premium or withdrawal or request, we also will transfer Units between bands if the Premium or withdrawal causes your value of the Units in all Investment Accounts on that day to increase above or decrease below a particular band breakpoint.

FIXED ACCOUNT VALUE

The Fixed Account value at the end of any day is equal to:

•	the Net Premium(s) allocated to the Fixed Account; plus

•	any amounts transferred to the Fixed Account (including amounts transferred from the Loan Account); plus

•	interest credited to the Fixed Account; minus

•	amounts deducted from the Fixed Account to pay for Monthly Charges; minus

•	amounts withdrawn from the Fixed Account; minus

•	amounts deducted from the Fixed Account to pay transfer charges, charges to execute rights under the Policy Riders; minus

•	amounts withdrawn from the Fixed Account to pay Advisory Fees; minus

•	amounts transferred from the Fixed Account to an Investment Account or to the Loan Account.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the Death Benefit Proceeds to the Beneficiary once we receive at our Administrative Office satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. We may require you to return the Policy. We will pay the Death Benefit Proceeds in a lump sum or under another payment method. If all Beneficiaries die before the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you or your estate. See “Death Benefit—Payment Methods.”

Death Benefit Proceeds Equal:

•	the death benefit (described below); minus

•	any unpaid Monthly Charges; minus

•	any Outstanding Loan Amounts

If all or part of the Death Benefit Proceeds is paid in one sum, we will pay interest on this sum as required by law. Any interest received will be taxable to the Beneficiary as ordinary income.

We may further adjust the amount of the Death Benefit Proceeds or rescind the Policy in its entirety under circumstances of suicide and contestability.

DEATH BENEFIT OPTIONS

You must choose in your application among three death benefit options under the Policy: Option A, Option B and Option C. Option A provides a level death benefit, while Options B and C provide increasing death benefits. We calculate the amount available under each death benefit option as of the date of the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. Under any option, the length of the death benefit coverage depends upon the Policy’s Cash Surrender Value. See “Policy Lapse and Reinstatement” for further detail. Payment of any death benefit in excess of Policy Value is subject to our financial strength and claims-paying ability.

The Death Benefit under Option A is the greater of:

•	the Face Amount; and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option B is the greater of:

•	the Face Amount plus the Policy Value (the Company will calculate the amount of the death benefit proceeds as of the end of the date the person insured by the Policy dies); and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option C is the greater of:

•

the Face Amount plus all of the Premiums credited to the Policy since the Issue Date (the Company will calculate the amount of the Death Benefit Proceeds as of the end of the date the person insured by the Policy dies); and

•	the minimum death benefit required under the tax test you select (described below).

Which Death Benefit Option to Choose. If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option B. If you prefer to have an increasing death benefit that only reflects Premium payments, you should choose Option C. If you are satisfied with the amount of the existing insurance coverage and

16	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

prefer to have Premium payments and favorable investment performance reflected in a reduced cost of insurance charge and a corresponding maximization of Policy Value over time, you should choose Option A. The maximum Premium limit that can be paid into an Option B Policy is higher than for Option A. The maximum Premium limit for Option C is the same as for Option A. In addition, partial withdrawals from Option B Policies generally do not reduce the Face Amount of coverage, while partial withdrawals from Option A or Option C Policies will reduce the Face Amount of coverage. See the section entitled “Surrenders and Partial Withdrawals” for more information on how partial withdrawals affect Policy Value.

The amount of the death benefit may vary with the Policy Value.

•

Under Option A or Option C, the death benefit will vary with the Policy Value whenever the minimum death benefit required under the tax test you choose is greater than the Face Amount (Option A) or exceeds the Face Amount plus all the Premiums credited to the Policy (Option C).

•	Under Option B, the death benefit will always vary with the Policy Value.

Choice of Tax Test. Under either tax test, the Code requires that the Policy’s death benefit not be less than certain defined amounts. The required death benefit in relation to a given amount of Policy Value is generally lower for the Guideline Premium Test than for the Cash Value Accumulation Test, because the Guideline Premium Test also includes an explicit limitation on the cumulative premiums paid. When you apply for your Policy, the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. Once the Policy is issued, you may not change the tax law test. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Under the Guideline Premium Test, the death benefit will not be less than the Policy Value times the corridor factor set by the Code and shown in the Table of Death Benefit Factors in your Policy. The corridor factors vary by, and are shown based on, Attained Age of the Insured (or, in the case of a last survivor Policy, the Attained Age of the younger Insured) at the start of the Policy Year, as follows.

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 120	100%

•	For Attained Ages not shown, the percentages will decrease pro rata each year.

Under the Guideline Premium Test we will compute 2 premium limits that apply at issue. These are a Guideline Single Premium and a Guideline Level Premium. Under the Guideline Premium Limitation component of the Guideline Premium Test, your cumulative Premiums paid as of any date cannot exceed the greater of a) the Guideline Single Premium, or b) the sum of the Guideline Level Premiums.

Under the Cash Value Accumulation Test, the death benefit will not be less than 1,000 times the Policy Value divided by the net single premium factor per $1,000 of death benefit shown in the table of net single premiums in your Policy. The net single premium will vary based on each Insured’s gender (in most cases), Underwriting Class, Issue Age, Policy Year and applicable flat or temporary extra mortality charges, if any. Net single premium factors may also be affected by a Rider.

In general, the Cash Value Accumulation Test allows the Owner to maximize his or her Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under that test than under the Guideline Premium Test. The Guideline Premium Test allows the Owner to obtain a specified amount of insurance coverage at the most economic cost because the Owner can maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the Net Amount at Risk under the Policy.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, subject to certain restrictions, you may change death benefit options with no additional charge while the Policy is in force. Changing the death benefit option may affect the Net Amount at Risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. This may occur, for example, if you seek to change the death benefit option of an outstanding Policy that qualifies as life insurance under the Guideline Premium Test and the change in death benefit option results in a lower maximum Premium limit. In that event, we will not permit the change in death benefit option unless the Owner withdraws the requisite amount to stay within the applicable limits. We also will not permit any change that would make your Policy a MEC under the Code without specific instructions to that effect, provided to us in an Acceptable Notice. A change of death benefit option may have tax consequences. You should consult a tax adviser before changing death benefit options.

You can change your death benefit option starting from your first Policy Anniversary while your Policy is in force. Here’s how it works:

•	You must send us an Acceptable Request to make such a change.

•

The change will become effective either on the date we approve it, if that date is a Monthly Charge date, or on the first Monthly Charge date that follows the date we approve the change. We’ll make the change before we deduct the Monthly Charge.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	17

•	We won’t allow a change if the Monthly Charges are being waived under a Waiver of Monthly Charges Rider.

•	We will not allow any change in death benefit option that prevents the Policy from qualifying as life insurance under federal tax law.

•	We may restrict any changes from or to Option C.

•	If a change in death benefit option would cause your Policy to be classified as a MEC, we will not process the change until you tell us to in a form satisfactory to us.

•	We’ll send you a Policy endorsement after we make the change.

If you change from Option A to Option B or Option C:

Here’s what you need to know about changing from Option A to Option B or Option C:

•	The Insured (on a single life Policy) or both Insureds (on a last survivor Policy) must be alive and you must give us satisfactory evidence of insurability.

Before the change, the Face Amount of the Policy can’t be less than the minimum death benefit.

•	After the change, the Face Amount can’t be less than the minimum Face Amount shown in Section 1 of the Policy.

•	We’ll decrease the Face Amount by the Policy Value, if to Option B, or accumulated Premiums paid, if to Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll decrease the Face Amount on the effective date of the change. To do this, we’ll first reduce any increases in the Face Amount you’ve asked us for, starting with the most recent requested increase. Then, we’ll reduce the Initial Face Amount.

If you change from Option B or Option C to Option A:

Here’s what you need to know about changing from Option B or Option C to Option A:

•	The Insured (on a single life Policy) or both Insureds (on a last survivor Policy) must be alive and you must give us satisfactory evidence of insurability.

•	We’ll increase the Face Amount by the Policy Value, if from Option B, or accumulated Premiums paid, if from Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll increase the Face Amount on the effective date of the change. The Underwriting Class for the increase will be the same as it is for the most recent increase you requested. If you haven’t requested an increase, then it will be the same as it is for the Initial Face Amount.

If you change from Option B to Option C or Option C to Option B:

Here’s what you need to know about changing from Option B to Option C or Option C to Option B:

•	The Insured (on a single life Policy) or both Insureds (on a last survivor Policy) must be alive and you must give us satisfactory evidence of insurability.

•

We’ll adjust the Face Amount by the difference in Policy Value and accumulated Premiums paid so that your death benefit is approximately the same on the date of the change. A change from Option B to Option C will adjust the Face Amount by accumulated Premiums paid less Policy Value. A change from Option C to Option B will adjust the Face Amount by Policy Value less accumulated Premiums paid.

•

We’ll adjust the Face Amount on the effective date of the change. The Underwriting Class for any increase will be the same as it is for the most recent increase you requested. If you haven’t requested an increase, then it will be the same as it is for the Initial Face Amount. Any decrease in the Face Amount will also be on the effective date of the change. To do this, we’ll first reduce any increases in the Face Amount you’ve requested, starting with the most recent. Then, we’ll reduce the Initial Face Amount.

PAYMENT OF DEATH BENEFIT

Death Benefit Proceeds. Death Benefit Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive satisfactory proof of the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy and all other requirements are satisfied, including receipt by us at our Administrative Office of all required documents. We determine the amount of a payment from the Separate Account as of the date of death. If you don’t choose a payment method, your Beneficiary can choose one when he or she files a claim after the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. If Death Benefit Proceeds are paid in a single sum, we pay interest on this sum as required by law. Any interest paid will be taxable to the Beneficiary.

Payment Methods. You can choose for your Beneficiaries to receive the Death Benefit Proceeds in a lump sum or in monthly payments. If you don’t choose a payment method, your beneficiary can choose one when he or she makes a claim.

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy other than in a lump sum. None of these options vary with the investment performance of an Investment Account. More detailed information concerning these payment methods is available upon request from our Administrative Office.

ACCELERATED DEATH BENEFIT

In some states, prior to the Final Policy Date and while the Policy is in force, you may elect to receive a one-time lump sum accelerated death benefit when the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy suffers from a terminal illness. A terminal illness means a state of health in which an Insured’s life expectancy is twelve (12) months or less. We will require you

18	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

to submit acceptable proof to us of the Insured’s (on a single life Policy) or the Last Surviving Insured’s (on last survivor Policy) terminal illness before we approve your application for the accelerated death benefit. Please note that if both Insureds on a last survivor Policy are alive and one Insured has a terminal illness, you cannot elect to accelerate the death benefit.

Subject to state variations, you may elect to accelerate all or only a portion of the death benefit. However, you may not elect to accelerate an amount that is less than 25% of the Policy death benefit or $50,000, whichever is less.

The accelerated death benefit will generally equal the requested available proceeds reduced by:

•	one year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application;

•	an administrative expense charge not to exceed $200;

•	any amounts due within the Policy’s Grace Period that are unpaid on the date we approve your application for an accelerated death benefit; and

•

any Outstanding Loan Amounts existing on the date we approve your application for an accelerated death benefit multiplied by the ratio of the available accelerated proceeds to the available proceeds before the acceleration.

The accelerated death benefit will vary from state to state and may not be available in all states.

If the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy is diagnosed with a terminal illness, you are not obligated to exercise this option as this is an optional benefit. We will not approve your application if we know that you are applying to get the death benefit to satisfy any judgments against you, to satisfy the claims of any creditor, or to apply for, receive or maintain any government sponsored benefit or entitlement or any other form of public assistance. You can opt out of the accelerated death benefit process at any time prior to the benefit being paid.

If we approve your application for partial acceleration of the Policy death benefit, the unaccelerated portion of the Policy’s death benefit will remain in effect. After the payment of an accelerated death benefit, the Policy’s Face Amount, Policy Value and any Outstanding Loan Amounts will be reduced by the ratio of the accelerated death benefit to the available proceeds before the acceleration. The acceleration of all the Policy’s death benefit will result in the termination of the Policy.

Once approved, there is no restriction on the use of an accelerated death benefit payment.

Receipt of an accelerated death benefit payment may affect eligibility for Medicaid and other government assistance programs. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. You should consult a tax adviser before requesting an accelerated death benefit.

Your right to receive payment under this option is subject to a number of conditions stated in your Policy. You should consult your Policy for the effects of an accelerated death benefit on incontestability and suicide.

EXTENDED MATURITY BENEFIT

With the Extended Maturity Benefit, the Policy will remain in force for the life of the Insured on a single life Policy or the lives of both Insureds on a last survivor Policy. When the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches age 121, the Cash Surrender Value of the Policy will be the death benefit and the death benefit is reduced to the Policy Value. Charges will no longer be deducted from the Policy. Any loans present on the Policy at age 100 (age 121 for Policies issued on or after January 1, 2009) will remain on the Policy and continue to be charged interest. No additional Premium payments will be allowed, but payments towards the loan balance or interest will be allowed.

There is no charge for this benefit.

The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.

CHANGING THE FACE AMOUNT

You select the Face Amount when you apply for the Policy. After the first Policy Year and while the Policy is in force, you may change the Face Amount subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. Changing the Face Amount may have tax consequences. In particular, decreasing the Face Amount of a Policy using the Guideline Premium Test may require us to, at some later date determined by the mechanical operation of this Test, withdraw part of your Policy Value each year to permit your Policy to satisfy the test. You should consult a tax adviser before Changing the Face Amount.

Increasing the Face Amount

•

You may increase the Face Amount by submitting an application and providing evidence of insurability for the Insured on a single life Policy or for both Insureds on a last survivor Policy satisfactory to us at our Administrative Office.

•	The minimum increase is $50,000.

•	On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be greater than or equal to the Monthly Charges then due.

•

An increase will be effective on the Monthly Charge Date on or next following the date we approve the change, provided that the Insured on a single life Policy or both Insureds on a last survivor Policy are alive on that date.

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•	We will not permit an increase in Face Amount if Monthly Charges are then being waived under any Waiver of Monthly Charges Rider, that is available only on Polices issued on a single life basis.

•

You may not increase the Face Amount on or after the Insured’s (on a single life Policy) or either Insured’s (on a last survivor Policy) Attained Age 91. The Insured on a single life Policy or both Insureds on a last survivor Policy must be alive on the date we receive your request in order to increase the Face Amount. If the Insured’s (on a single life Policy) or either Insured’s (on a last survivor Policy) Attained Age is 76 or older, there are additional signature requirements.

•	The total Net Amount at Risk will be affected, which will increase the monthly cost of insurance charges.

•	Each increase in Face Amount will have its own Underwriting Class and cost of insurance rates.

•	We reserve the right to limit increases in the Face Amount to one increase in any 12-month period.

Decreasing the Face Amount

•	You must submit an Acceptable Request to decrease the Face Amount, but you may not decrease the Face Amount below the minimum Face Amount.

•	Decreasing the Face Amount will decrease the Death Benefit Proceeds. See “Death Benefit.”

•	The Insured (or, in a last survivor Policy, at least one Insured) must be alive on the date we receive your request in order to decrease the Face Amount.

•	The minimum decrease is $25,000.

•	Any decrease will be effective on the Monthly Charge Date on or next following the date we approve your request.

•	To apply the decrease, we will first reduce any increases in the Face Amount you’ve asked for, starting with the most recent. Then we will reduce the Initial Face Amount.

•

A decrease in Face Amount generally will decrease the Net Account at Risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.

•	If a decrease in Face Amount would cause your Policy to be classified as a MEC, we will not process the decrease until you complete an Acceptable Notice with specific instructions to that effect.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may request to Surrender your Policy for its Cash Surrender Value as calculated at the end of the Business Day when we receive your Acceptable Request, subject to the following conditions:

•	An Insured must be alive and the Policy must be in force when you make your request. We may require that you return the Policy.

•	The Surrender will take effect and the Policy will terminate on the Business Day we receive your Acceptable Request.

•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	We will pay the Cash Surrender Value to you in a lump sum after we receive your Acceptable Request unless you request other arrangements.

A Surrender may have tax consequences. You should consult a tax adviser before Surrendering the Policy. See “Federal Tax Considerations.”

PARTIAL WITHDRAWALS

After the first Policy Year, you may make an Acceptable Request to withdraw part of the Cash Surrender Value, subject to the following conditions:

•	You must request at least $1,000.

•	The maximum partial withdrawal you may take is 90% of your Cash Surrender Value.

•	An Insured must be alive and the Policy must be in force when you make your request.

•

You can specify the Allocation Option from which to make the partial withdrawal. Otherwise, we will deduct the amount from the Allocation Options in proportion to the Policy Value attributable to each Allocation Option before the partial withdrawal.

•

If Death Benefit Option A or Option C is in effect, we will reduce the Face Amount by the amount of the partial withdrawal. Any decrease in Face Amount due to a partial withdrawal will reduce the Initial Face Amount and any increases in Face Amount you’ve asked for in proportion to your Face Amount before the partial withdrawal. If a partial withdrawal would cause the Face Amount to be less than the minimum Face Amount, you may either reduce the amount of the partial withdrawal or Surrender the Policy for its Cash Surrender Value. A partial cash withdrawal will not reduce the Face Amount if Death Benefit Option B is in effect.

•

We process partial withdrawals based on Unit values determined at the end of the Business Day when we receive your partial withdrawal request. We will process any partial withdrawal request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•	We will pay a partial withdrawal request within 7 days after the Business Day when we received the request.

•	A partial withdrawal can affect the Face Amount, Death Benefit, and Net Amount at Risk (which is used to calculate the cost of insurance charge).

20	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

•

If a partial withdrawal could cause the Policy to fail to qualify as life insurance under the Code, you should either reduce the amount of the withdrawal or Surrender the Policy to avoid adverse tax consequences.

•

If a partial withdrawal would cause your Policy to be classified as a MEC under the Code, we will not process the partial withdrawal until you complete an Acceptable Notice with specific instructions to that effect.

•	There is a withdrawal charge of $20.

•	No partial withdrawals may be taken or repaid after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Partial withdrawals may have tax consequences. You should consult a tax adviser before making a partial withdrawal under the Policy. See “Federal Tax Considerations.”

TRANSFERS

You may make transfers between and among the Allocation Options. We determine the amount you have available for transfers at the end of the Business Day when we receive your Acceptable Request. The following features apply to transfers under the Policy:

•	You must transfer at least $250, or the total value in the Allocation Option you are transferring from, if less.

•	Any transfer from the Fixed Account may be delayed up to six months.

•	Total transfers from the Fixed Account during any Policy Year cannot exceed the greater of:

•	25% of the current balance in the Fixed Account or

•	the amount transferred from the Fixed Account in the immediately preceding Policy Year.

It may take a number of years to transfer substantial value from the Fixed Account to the Investment Accounts.

•

We currently do not charge any fees on transfers. However, we reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy Year. We will deduct any transfer charge from the balance of the Allocation Option to which the amount is transferred. Transfers due to dollar cost averaging, automatic account rebalancing, loans, changes in an Investment Account’s investment policy, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing the transfer charge.

•

We consider each request to be a single transfer, regardless of the number of Allocation Options involved. If the transfer targets more than one Allocation Option, we’ll deduct any transfer charge from all the target Allocation Options in proportion to the amount transferred into each Allocation Option.

•

We process transfers to and from Investment Accounts based on Unit values determined at the end of the Business Day when we receive your transfer request. We will process any transfer request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•

If you don’t have enough Policy Value in an Investment Account to cover a transfer, we’ll transfer the remaining amount in that Allocation Option into the Allocation Option you are transferring to. If you are transferring to more than one Allocation Option, we will transfer the remaining amount into the Allocation Options you are transferring to in proportion to your transfer instructions.

TRANSFER POLICIES ON MARKET TIMING AND FREQUENT TRADING

There are Owners who may try to profit from transferring money back and forth among Allocation Options in an effort to “time” the market. As money is shifted in and out of these Allocation Options, we incur transaction costs, and the underlying Portfolios incur expenses for buying and selling securities. These costs are borne by all Owners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities, such as the TIAA-CREF Life International Equity Fund because of the time zone differences in the operation of the markets.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, if, within a 60-day calendar day period, an Owner redeems or exchanges any monies out of an Allocation Option that holds shares of a Portfolio (other than an Allocation Option that invests in the TIAA-CREF Life Money Market Fund and transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs), subsequently purchases or exchanges any monies back into that same Allocation Option holding shares of the Portfolio and then redeems or exchanges any monies out of the same Allocation Option, the Owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same Allocation Option holding shares of the Portfolio through a purchase or exchange for 90 calendar days.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Allocation Option in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the Portfolios under the Separate Account.

If we regard the transfer activity as disruptive to an underlying Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit an Owner’s ability to make transfers by telephone, fax or over

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	21

the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all Owners. We reserve the right to waive these policies where management believes that the waiver is in the Owners’ best interests and that imposition of the policy’s restrictions is not necessary to protect Owners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The Policy is not appropriate for market timing. You should not invest in the Policy if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the Portfolios under the Separate Account.

Owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Owners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolio.

The Portfolios available as Allocation Options under the Policy may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The policies and procedures of a Portfolio may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other Portfolios. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing and excessive trading policies established by the Portfolio.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program by providing us with Acceptable Notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the Fixed Account or the Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the Fixed Account or the Money Market Account to your designated “target Allocation Options” in the percentages selected. Limits on transfers out of the fixed account described in Transferring among investment options apply to transfers that are part of a dollar cost averaging program. You may have multiple target Allocation Options. If you do not select an Allocation Option from which automatic transfers are to occur, we will use the Money Market Account.

In most states, the first transfer will take place on the first Monthly Charge Date after our receipt of an Acceptable Request. In states that require us to refund payments made during the Right to Cancel Period, the first transfer will be made on the first Monthly Charge Date after the later of the end of the Right to Cancel Period, or our receipt of an Acceptable Request to start the program. When the Monthly Charge Date falls on a day that is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the preceding Business Day.

We reserve the right to allow you to start only one dollar cost averaging program in any Policy Year or successive 12 month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated.

Dollar cost averaging will end if we receive an Acceptable Request to cancel the participation, the value of the Fixed Account or the Money Market Account is insufficient to make the transfer, or the specified number of transfers has been completed. We reserve the right to terminate the dollar cost averaging program. We will give you at least 30 days advanced written notice if we discontinue the program.

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing us with Acceptable Notice. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Allocation Options. You direct us to readjust your allocations on a monthly, quarterly, semiannual or annual basis. Limits on transfers out of the fixed account described in Transferring among investment options apply to transfers that are part of an automatic account rebalancing program.

22	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Under current administrative practices we allow you to start only one automatic account rebalancing program in any Policy Year or successive 12-month period. If a dollar cost averaging program is in effect, an automatic account rebalancing program cannot be initiated. Automatic account rebalancing will end if we receive an Acceptable Request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program. We will give you at least 30 days advanced written notice if we discontinue the program.

LOANS

While the Policy is in force, you may submit an Acceptable Request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. Once you have a loan outstanding, you may submit additional Acceptable Requests to increase the amount of the loan up to the maximum percentage set forth below. A loan that is taken from, or secured by, a Policy, including any addition of unpaid interest to the loan may have tax consequences. You should consult a tax adviser before taking a loan under the Policy or secured by the Policy. See “Federal Tax Considerations.”

LOAN CONDITIONS:

•	The minimum loan you may take is $1,000.

•	The maximum loan you may take, including any existing indebtedness, is 100% of the Policy Value.

•

The loan or any subsequent increase to a loan will be effective (i.e., amounts are transferred to the Loan Account and the loan begins to accrue interest) as of the end of the Business Day we receive your request.

•	Loans may not be taken in the Right to Cancel Period.

•	An Insured must be alive.

To secure the loan, we transfer an amount equal to the loan to the Loan Account as collateral. You may request that we transfer this amount from specific Allocation Options. If you do not specify any particular Allocation Option, we will transfer the loan amount on a pro rata basis from all of your Allocation Options. Such amount will remain in the Loan Account until you repay the Policy loan.

We charge you interest on your loan (“charged interest rate”) in arrears at a current annual interest rate of 5.00%. Charged interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. At that time, any unpaid interest becomes part of the outstanding loan and accrues interest at the then-current rate. On each Policy Anniversary, we will also transfer on a pro rata basis an amount equal to the unpaid interest to the Loan Account so that the Loan Account will be equal to the Outstanding Loan Amount as of the date on which charged interest is due and payable.

For Policy loans outstanding in Policy Years 1 – 10, we credit interest on amounts in the Loan Account (“earned interest rate”) at an annual interest rate of 4.35%. If a Policy loan is outstanding in Policy Years 11 and thereafter, we will credit interest in the Loan Account at a current annual interest rate of 4.80%. Due to the reduced loan interest spread after Policy Year 10, the tax consequences associated with loans outstanding after that point on a Policy that is not a modified endowment contract are unclear and you should consult a tax adviser about the consequences.

We transfer earned and charged loan interest to or from the Allocation Options (per your instructions or pro rata to or from each of your Allocation Options) and recalculate collateral: (a) when loan interest is paid; (b) when a new loan is made; (c) when a loan repayment is made; (d) on each Policy Anniversary; and (e) when the Cash Surrender Value is insufficient to pay the Monthly Charge. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.

•

You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force. The minimum Policy loan repayment is $100, or the total Outstanding Loan Amount, if less. Upon each loan repayment, we will transfer from the Loan Account an amount equal to your loan repayment. We will allocate such amount to the Allocation Options in accordance with your instructions, as contained in an Acceptable Notice. If we do not receive specific instructions with respect to a loan repayment, we will allocate such amount in accordance with your current Premium allocation instructions.

•	While your loan is outstanding, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments.

•

We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy.

•

If your Outstanding Loan Amounts cause the Cash Surrender Value on a Monthly Charge Date to be less than the Monthly Charge due, your Policy will enter a Grace Period, unless your Policy has an Overloan Protection Endorsement in effect and the Outstanding Loan Amounts are less than the Endorsement’s overloan limit that may vary by Attained Age, gender, and Underwriting Class. See “Policy Lapse and Reinstatement” and “Riders and Endorsements—Overloan Protection Endorsement.”

•

We normally pay the amount of the loan within 7 days after we receive an Acceptable Request for a loan. We may postpone payment of loans under certain circumstances, such as when the New York Stock Exchange is uncustomarily closed or restricted for trading or the SEC determines that an emergency exists that affects our ability to value or dispose of a Portfolio’s

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shares. Please see the section entitled “Delays in Payments” for more information on such deferrals.

•	No loans may be taken or repaid after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Effect of Policy Loans. A loan, whether or not repaid, affects the Policy, the Policy Value, the Cash Surrender Value and the death benefit. The Death Benefit Proceeds and Cash Surrender Value include reductions for the amount of any Outstanding Loan Amounts. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Investment Accounts and will not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Investment Accounts to the Loan Account will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Investment Accounts. Accordingly, the effect of a loan could be favorable or unfavorable, depending on whether the investment performance of the Investment Accounts and the interest credited to the Fixed Account are less than or greater than the interest being credited on the Loan Account while the loan is outstanding. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. In addition, if a loan is taken from a Policy that is part of a plan subject to the rules of fiduciary responsibility of Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (“Code”), by a person that is a “party-in-interest” or “disqualified person” with respect to the plan as defined in ERISA or Section 4975 of the Code, respectively, the loan may be treated as a “prohibited transaction” subject to certain penalties and excise taxes unless it complies with the requirements of a statutory or administrative exemption. The Owner of such a Policy should seek competent advice before requesting a Policy loan. The Lapse of a Policy with loans outstanding may have tax consequences. See “Federal Tax Considerations.”

INTERNET AND TELEPHONE REQUESTS

You can use the TIAA LIFE Web Center’s account access feature to check your Allocation Option value and current allocation percentages, and make transfers. You will be led through the transaction process, and will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA LIFE Internet home page at www.tiaa.org.

To speak with a customer service representative and make requests related to your Policy or to obtain more information, you can call the Administrative Office at 877-694-0305.

Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representatives, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We may not be able to verify that you are the person providing instructions through the Web Center, or that you have authorized any such person to act for you.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

POLICY LAPSE AND REINSTATEMENT

LAPSE

Your Policy will enter a Grace Period and possibly Lapse when the Cash Surrender Value is not enough to pay the Monthly Charge. If your Policy Lapses, all coverage under the Policy will terminate and you will receive no benefits. The Lapse of your Policy may have adverse tax consequences, whether or not you have an outstanding loan balance, and irrespective of any Reinstatement. You should consult with a tax adviser if you are considering allowing your Policy to Lapse.

Your Policy will not Lapse if you make a payment before the end of the Grace Period that is sufficient to cover any unpaid Monthly Charges, any excess of loan interest charged over Loan Account interest credited, and three current Monthly Charge deductions.

If your Policy enters a Grace Period, we will notify you by mail regarding the necessary payment amount and final payment date to prevent Lapse. If the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies during the Grace Period, we will pay the Death Benefit Proceeds.

REINSTATEMENT

Unless you have Surrendered your Policy, you may reinstate a Lapsed Policy at any time while the Insured on a single life Policy or one of the Insureds on a last survivor Policy is alive and within 3 years (5 years in Missouri and North Carolina) after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Administrative Office:

•	An Acceptable Notice requesting reinstatement;

•	Evidence of insurability we deem satisfactory;

•	Payment or reinstatement of any Outstanding Loan Amounts as of the date of Lapse; and

24	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

•

Payment of an amount that is sufficient to make your Cash Surrender Value positive, with any unpaid Monthly Charges on the date of Lapse accruing interest, in most states, at an annual effective rate of 6% from the date of Lapse to the date of reinstatement, plus payment of an amount equal to three current Monthly Charge deductions.

For Policies issued on a last survivor basis, if only one person insured by the Policy is living, you can’t reinstate the Policy if the other person died while the Policy wasn’t in force.

The effective date of reinstatement is the later of the date the application for reinstatement is approved by us or the date we receive the required payment for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. The Policy Value on the date of reinstatement will increase by the amounts paid at reinstatement less any Outstanding Loan Amount repayment, any unpaid Monthly Charges with interest, and any Premium Tax Charge. Reinstatement may not avoid any adverse tax consequences created by a Lapse. Reinstatement more than 90 days after a lapse of a single like Policy, or at any time of a last survivor Policy, may cause your Policy to become a MEC. You should consult a tax adviser before reinstating a Policy after a Lapse.

THE COMPANY AND THE FIXED ACCOUNT

TIAA-CREF LIFE INSURANCE COMPANY

The Policies are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA-CREF Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 5 million people and approximately 16,000 institutions as of December 31, 2015, form the principal retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE FIXED ACCOUNT

The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate Investment Accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account’s assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal less charges and deductions is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Fixed Account value will not share in the investment performance of our General Account. We anticipate changing the current interest rate from time to time at our sole discretion. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate. Any amounts in the Fixed Account are subject to our financial strength and claims-paying ability.

We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is established under New York law. We own the assets in the Separate Account, and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The Separate Account is used to provide values and benefits for the Policy and other similar policies. The assets in the Separate Account are kept separate from our General Account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	25

regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the SEC”) under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

Certain Portfolios invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Before investing, carefully read the Portfolios’ prospectuses. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers. In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Policy. The prospectus for each Portfolio is available by contacting us and on our website, www.tiaa.org. In addition, if you receive a summary prospectus for a Portfolio, you may obtain a full statutory prospectus by referring to the contact information for the Portfolio company on the cover page of the summary prospectus.

Payments from Portfolios

We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio and currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies.

Certain service providers to the Portfolios may make payments to reimburse the Company, Individual and Institutional Services, LLC (“TC Services”) and/or their affiliates for the costs of printing and distributing to Owners shareholder reports and other materials relating to the Portfolios.

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. (See “Annual Portfolio Operating Expenses”.) Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

Selection of Portfolios

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and ability to make payments to us as described above. We may, subject to any applicable law, make certain changes to the Investment Accounts offered in your contract. We may offer new Investment Accounts or stop offering existing Investment Accounts. New Investment Accounts may be made available to existing contract owners and Investment Accounts may be closed to new or subsequent Premium Payments, transfers or allocations. In addition, we may also liquidate the shares of any Investment Account, substitute the shares of one Portfolio held by an Investment Account for another and/or merge Investment Accounts or cooperate in a merger of Portfolios. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval. The Portfolios may also undergo changes, such as changes in investment policies, or reorganizations or liquidations, in which case the Portfolios you choose may have different characteristics or your Policy Value could end up allocated to a different Portfolio. You will be notified about this type of change.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

26	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Portfolio Investment Managers and Investment Objectives

The following table summarizes each Portfolio’s investment objective(s). There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the Portfolio prospectuses. You should read these prospectuses carefully.

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Balanced Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return, consisting of capital appreciation and current income.
TIAA-CREF Life Bond Fund	Teachers Advisors, LLC.	Seeks as favorable a long-term return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.
TIAA-CREF Life Growth Equity Fund	Teachers Advisors, LLC.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.
TIAA-CREF Life Growth & Income Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.
TIAA-CREF Life International Equity Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.
TIAA-CREF Life Large-Cap Value Fund	Teachers Advisors, LLC.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of large domestic companies.
TIAA-CREF Life Money Market Fund[1]	Teachers Advisors, LLC.	Seeks high current income consistent with maintaining liquidity and preserving capital.
TIAA-CREF Life Real Estate Securities Fund	Teachers Advisors, LLC.	Seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.
TIAA-CREF Life Small-Cap Equity Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.
TIAA-CREF Life Social Choice Equity Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.
TIAA-CREF Life Stock Index Fund	Teachers Advisors, LLC.	Seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.
Calamos Growth and Income Portfolio	Calamos Advisors LLC	Seeks high long-term total return through growth and current income.
ClearBridge Variable Aggressive Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Investments, LLC (sub-advisor)	Seeks capital appreciation.
ClearBridge Variable Small Cap Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Investments, LLC (sub-advisor)	Seeks long-term growth of capital.
Credit Suisse Trust—Commodity Return Strategy Portfolio	Credit Suisse Asset Management LLC	Seeks total return
Delaware VIP Diversified Income Series—Standard Class	Delaware Management Company	Seeks maximum long-term total return consistent with reasonable risk.
Delaware VIP International Value Equity Series—Standard Class	Delaware Management Company	Seeks long-term growth without undue risk to principal.
Delaware VIP Small Cap Value Series—Standard Class	Delaware Management Company	Seeks capital appreciation.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	27

Portfolio	Investment Manager	Investment Objective
DFA VA Global Bond Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor), DFA Australia Limited (sub-advisor)	Seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
DFA VA Global Moderate Allocation Portfolio	Dimensional Fund Advisors LP	Seeks total return consisting of capital appreciation and current income.
DFA VA International Small Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor), DFA Australia Limited (sub-advisor)	Seeks long-term capital appreciation.
DFA VA International Value Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor), DFA Australia Limited (sub-advisor)	Seeks long-term capital appreciation.
DFA VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor), DFA Australia Limited (sub-advisor)	Seeks a stable real return in excess of the rate of inflation with a minimum of risk.
DFA VA US Large Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
DFA VA US Targeted Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
DFA VIT Inflation Protected Securities Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor) DFA Australia Limited (sub-advisor)	Seeks to provide inflation protection and earn current income consistent with inflation-protected securities.
Franklin Income VIP Fund—Class 1	Franklin Advisers, Inc.	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.
Franklin Mutual Shares VIP Fund—Class 1	Franklin Mutual Advisers, LLC	Seeks capital appreciation with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.
Franklin Small-Mid Cap Growth VIP Fund—Class 1	Franklin Advisers, Inc.	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.
Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long-term growth of capital.
Janus Aspen Overseas Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long term growth of capital.
Janus Aspen Perkins Mid Cap Value Portfolio— Institutional Shares	Janus Capital Management LLC Perkins Investment Management LLC (sub-adviser)	Seeks capital appreciation.
John Hancock Emerging Markets Value Trust	John Hancock Investment Management Services, LLC. Dimensional Fund Advisors LP (sub-advisor)	Seeks long-term capital appreciation.
Matson Money Fixed Income VI Portfolio	Matson Money, Inc.	Seeks total return, consisting of current income and capital appreciation.
Matson Money International Equity VI Portfolio	Matson Money, Inc.	Seeks long-term capital appreciation.
Matson Money U.S. Equity VI Portfolio	Matson Money, Inc.	Seeks long-term capital appreciation.
MFS Global Equity Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Growth Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Massachusetts Investors Growth Stock Portfolio	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Utilities Series—Initial Class	Massachusetts Financial Services Company	Seeks total return.
Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class	Neuberger Berman Investment Advisers LLC	Seeks growth of capital.
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	Neuberger Berman Investment Advisers LLC	Seeks growth of capital.

28	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Portfolio	Investment Manager	Investment Objective
PIMCO VIT All Asset Portfolio—Institutional Class	Pacific Investment Management Company LLC Research Affiliates, LLC (sub-adviser)	Seeks maximum real return, consistent with preservation of real capital and prudent investment managements.
PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with prudent investment management.
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II	PGIM Investments LLC Jennison Associates LLC (sub-adviser)	Seeks long-term growth of capital.
Prudential Series Fund—Natural Resources Portfolio—Class II	PGIM Investments LLC, Allianz Global Investors U.S. LLC. (sub-adviser)	Seeks long-term growth of capital.
Prudential Series Fund—Value Portfolio—Class II	PGIM Investments LLC Jennison Associates LLC (sub-adviser)	Seeks capital appreciation.
PVC Equity Income Account—Class 1	Principal Management Corporation Edge Asset Management, Inc. (sub-advisor)	Seeks to provide current income and long-term growth of income and capital.
PVC MidCap Account—Class 1	Principal Management Corporation Principal Global Investors, LLC (sub-advisor)	Seeks long-term growth of capital.
Royce Capital Fund Micro-Cap Portfolio—Investment Class	Royce & Associates, LP	Seeks long-term growth of capital.
Royce Capital Fund Small-Cap Portfolio—Investment Class	Royce & Associates, LP	Seeks long-term growth of capital.
T. Rowe Price® Health Sciences Portfolio I	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
T. Rowe Price® Limited-Term Bond Portfolio	T. Rowe Price Associates, Inc.	Seeks a high level of income consistent with moderate fluctuations in principal value.
Templeton Developing Markets VIP Fund—Class 1	Templeton Asset Management Ltd.	Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.
Vanguard VIF Capital Growth Portfolio appreciation	PRIMECAP Management Company	Seeks to provide long term capital.
Vanguard VIF Equity Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of large capitalization stocks.
Vanguard VIF High Yield bond Portfolio	Wellington Management Co. LLP	Seeks to provide a high level of current income.
Vanguard VIF Mid-Cap Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
Vanguard VIF REIT Index Portfolio	The Vanguard Group, Inc.	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.
Vanguard VIF Small Company Growth Portfolio	ArrowMark Colorado Holdings, LLC and The Vanguard Group, Inc.	Seeks to provide long term capital appreciation.
Vanguard VIF Total Bond Markets Value Trust	The Vanguard Group, Inc.	Seeks to track the performance of a broad, market-weighted bond index.
VY Clarion Global Real Estate Portfolio—Class I	Voya Investments, LLC, ING Clarion Real Estate Securities (sub-advisor)	Seeks high total return consisting of capital appreciation and current income.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	29

Portfolio	Investment Manager	Investment Objective
Wanger International	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.
Wanger Select	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.
Wanger USA	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.
Western Asset Variable Global High Yield Bond Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Western Asset Management Company (sub-advisor) (Formerly Salomon Brothers Asset Management Inc.)	Seeks to maximize total return, consistent with the preservation of capital.

[1]

There is no assurance that this Portfolio will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based insurance charges, the yield on this Investment Account may become low and possibly negative.

Note that the prospectuses for the Portfolios provide information for other portfolios that are not available through the Policies. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Portfolios or their managers have advised us that these Portfolios are not available for purchase directly by the general public and are not the same as other mutual fund portfolios that are sold directly to the public, which may have similar or nearly identical names. However, the investment objectives and policies of certain Portfolios available under the Policy may be very similar to the investment objectives and policies of other funds that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name.

Please read the prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Policy. When required by law, we will obtain approval by you, the SEC, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

•	adding, combining or removing Investment Accounts in the Separate Account;

•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or series thereof or any other investment permitted by law;

•	changing the way we deduct or collect charges under the Policy, but without increasing the charges unless and to the extent permitted by other provisions of this Policy;

•	modifying this Policy as necessary to ensure that it continues to qualify as life insurance under Section 7702 of the Code;

•	making any other necessary technical changes in the Policy in order to conform with any action we are permitted to take; and

•	adding to, eliminating, or suspending your ability to allocate Net Premiums or transfer the unloaned Policy Value into any Allocation Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We don’t guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the SEC. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Policy.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Policy Value is allocated. Details of any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to a material change and a portion of your Policy Value is attributable to the affected Investment Account, then you may transfer that value into:

•	another Investment Account; or

30	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

•	the Fixed Account.

To affect such transfers, we must receive your Acceptable Request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct any applicable transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios offered in connection with your Policy. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when a Portfolio informs us on a timely basis that a shareholder meeting will be held, we will give you the right to instruct us how to vote the shares attributable to your Policy. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Policies. Please note that the effect of proportional voting is that a small number of Owners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume. Charges and deductions allow us to provide you services, but have the effect of reducing your Policy Value and death benefits.

We may waive, reduce, or vary any Policy charges under circumstances in which our expenses are expected to be lower. The amount of the variations and the conditions under which we grant them may change from time to time. These variations generally reflect cost savings over time that we anticipate for Policies sold under certain circumstances, including when Policies are sold to a group or sponsored arrangement.

Services and Benefits We Provide:

•	the death benefit, cash, and loan benefits under the Policy;

•	Allocation Options, including Premium allocation;

•	administration of elective options; and

•	the distribution of reports to Owners.

Costs and Expenses We Incur:

•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders);

•	overhead and other expenses for providing services and benefits;

•	sales and marketing expenses; and

•

other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local income, premium, and other taxes and fees.

Risks We Assume:

•	that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Insured(s) die(s) sooner than we estimate;

•	that the cost of providing the services and benefits under the Policies exceed the charges we deduct and

•	that our investment returns in the General Account will be less than the interest rate credited in the Fixed Account.

PREMIUM TAX CHARGE

Prior to allocation of Premium, we deduct a specific Premium Tax Charge from each Premium to compensate us for certain taxes applicable to the state of contract issue and credit the remaining amount (the Net Premium) according to your allocation instructions. Premium Tax Charges vary from state to state and can range from 0.00% to 3.50%.

MONTHLY CHARGE

We deduct a Monthly Charge from the Policy Value on the Policy Date and on each Monthly Charge Date prior to the Final Policy Date to compensate us for underwriting, issue, and administrative expenses and for the Policy’s insurance coverage, including Rider benefits, if any. We will make deductions from the Fixed Account, and then, if not available, each Investment Account on a pro rata basis (i.e., in the same proportion that the value in each Investment Account bears to the Cash Surrender Value prior to the deduction). Alternatively, we will make deductions from specific Investment Accounts and/or the Fixed Account based upon your instructions. If an Allocation Option you have specified no longer has any value from which to deduct the Monthly Charge, then we will deduct the Monthly Charge allocated to this Allocation Option pro rata from the other Allocation Options you have specified, unless you provide us with new instructions. If no Allocation Options you have specified have any value, then we will deduct the Monthly Charge from all of your other Allocation Options that still have value on a pro rata basis, unless you provide us with new instructions. Because portions of the Monthly Charge can vary from month to month, the Monthly Charge will also vary.

If the Policy Date is set prior to the Issue Date, a Monthly Charge will accrue on the Policy Date and on each Monthly Charge Date until and including the Issue Date. On the Issue Date, these accrued Monthly Charges will be deducted from the Policy Value. We will then deduct a Monthly Charge from the Policy Value on each Monthly Charge Date thereafter as described above.

The Monthly Charge has three components:

•	a monthly Policy Fee (applicable only to Policies issued on a single life basis, and applicable only to certain Issue Ages on such Policies)

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	31

•	the monthly Cost of Insurance charge; and

•	charges for any Riders (as specified in the applicable Rider).

Monthly Policy Fee. We assess a monthly Policy Fee only on Policies issued on a single life basis to compensate us for certain administrative and operating expenses of such Policies with younger Issue Ages.

The annualized Policy Fee of $120 applies for Issue Ages 0 – 17. In no event will the Policy Fees imposed exceed this amount. We reserve the right to reduce or waive the Policy Fee for particular Policies when we anticipate that our administrative and operating expenses will be lower.

Cost of Insurance. We assess a monthly Cost of Insurance charge to compensate us for providing the death benefit. We may use part of the monthly Cost of Insurance charge to pay other legitimate costs arising from the issuance of the Policy. In some states, the Cost of Insurance charge may be divided into a cost of insurance charge and a common risk expense charge.

The charge depends on a number of variables (including Issue Age(s) of the Insureds, Underwriting Class(es), Policy Year, Policy Value, death benefit option, Face Amount, gender (in most states), and, whether the Policy is as single life or last survivor Policy) that would cause it to vary from Policy to Policy and from Monthly Charge Date to Monthly Charge Date. See “Riders and Endorsements—Level Cost of Insurance Endorsement.”

The cost of insurance charge is equal to:

•	the monthly cost of insurance rate; multiplied by

•	the Net Amount at Risk for your Policy on the Monthly Charge Date.

The Net Amount at Risk is equal to:

•	the death benefit on the Monthly Charge Date divided by 1.00246627; minus

•	the Policy Value on the Monthly Charge Date.

The Monthly Charge for any Rider may be calculated either before or after the monthly cost of insurance charge. Any Rider attached to the Policy will specify the order in which we calculate the Monthly Charge for that Rider.

We calculate the Cost of Insurance charge separately for the Initial Face Amount and for any increase in Face Amount. If we approve an increase in your Policy’s Face Amount, then a different Underwriting Class and a different Cost of Insurance rate may apply to the increase, based on the Insured’s (for a single life Policy) or each Insured’s (for a last survivor Policy) circumstances at the time of the increase.

We also calculate the Net Amount at Risk separately for the Initial Face Amount and for any increase in Face Amount. In determining each Net Amount at Risk, we allocate the Policy Value among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. If the death benefit is increased because of the requirements of Section 7702 of the Code, we will allocate such increase among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. The Net Amount at Risk is affected by investment performance, loans, payment of Premiums, Policy Fees and charges, the death benefit option, partial withdrawals, and changes in Face Amount.

Cost of Insurance Rates. We base the cost of insurance rates on the Insured’s (for a single life Policy) or each Insured’s (for a last survivor Policy) Underwriting Class(es), Issue Age(s), Face Amount, death benefit option, number of full years insurance has been in force, gender (in most states), and, whether the Policy is as single life or last survivor Policy. The rates do not change upon the first death. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates; however, these rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Table, Age Last Birthday, Smoker or Nonsmoker or Smoker-Aggregate, Male or Female. For Insureds with Issue Ages less than 18, these guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Table for single life Policies, Male or Female. Separate scales of the guaranteed maximum cost of insurance rates apply to substandard risk classifications or Policies with flat or temporary extra mortality charges. For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured’s (for a single life Policy) or each Insured’s (for a last survivor Policy) Attained Age(s), Underwriting Class(es), Policy Year and a blend of the 2001 Commissioners Standard Ordinary Mortality Table for Males and Females. Any change in the cost of insurance rates will be on a uniform basis for all Insureds of the same gender, Underwriting Class, Issue Age, Face Amount, death benefit option, and number of full years insurance has been in force.

Underwriting Class. The Underwriting Class of an Insured will affect the cost of insurance rates, as will the incurrence of any flat or temporary extra mortality charges. We currently place Insureds into one of the following classes: preferred plus non-tobacco, preferred non-tobacco, select non-tobacco, or standard tobacco. Insureds can also be placed into one of a number of substandard non-tobacco or substandard tobacco classes. Substandard classes reflect higher mortality risks.

•

In an otherwise identical Policy, an Insured in the preferred plus or preferred class will have a lower cost of insurance rate than an Insured in a select class, and an Insured in a select class will have a lower cost of insurance rate than an Insured in a substandard class.

•

Juveniles will be classified using a blended standard tobacco and non-tobacco “unismoke” rate. This “unismoke” rate will be in force for the life of the Policy, even once the Insured reaches Attained Age 18.

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•	Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Underwriting Class.

Charges for Riders. The Monthly Charge includes charges for any supplemental insurance benefits you add to your Policy by Rider.

SURRENDER CHARGES

We do not deduct any Surrender charges if you Surrender the Policy.

PARTIAL WITHDRAWAL CHARGES

We will deduct $20 for a partial withdrawal.

DAILY CHARGES

We deduct daily charges from each Investment Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. If the Mortality and Expense Risk Charge isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit, and we may use these profits for any legitimate corporate purpose. We will pay a fee from our General Account assets, which may include amounts derived from the mortality and expense risk charge, to TC Services, the principal underwriter of the Policy.

The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the charges we set in the Policy. Currently, we deduct this Mortality and Expense Risk Charge daily at the following annual rates:

•	0.95% if the value of Units in all Investment Accounts is less than $100,000;

•	0.65% if the value of Units in all Investment Accounts is from $100,000 to $500,000; and

•	0.35% if the value of Units in all Investment Accounts is over $500,000.

•	In Policy Years 21 and later, the annual rate is 0.35% regardless of the value of Units in all Investment Accounts.

The annual rate shall be determined for a Policy month by the value of Units in the Investment Accounts as of the previous Monthly Charge Date.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the various Allocation Options and Investment Accounts each Policy Year with no additional charge.

•	We may deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the cost of processing these transfers.

•	For purposes of assessing the transfer charge, we consider each Acceptable Request to be one transfer, regardless of the number of Allocation Options affected by the transfer.

•	We deduct the transfer charge from the Allocation Option to which a transfer was most recently made.

•

Transfers due to dollar cost averaging, automatic account rebalancing, loans, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing any transfer charge.

ACCELERATED DEATH BENEFIT FEE

If you qualify for and elect to receive a one-time lump-sum accelerated death benefit payment, the benefit you receive equals your selected amount of accelerated death benefit minus unpaid Policy expenses, minus Outstanding Loan Amounts, minus one year of interest (equal to the yield on a 90-day Treasury bill on the date we approve your application for this benefit) and minus an administrative expense charge not to exceed $200 to reimburse us for our costs to administer the accelerated death benefit. For more information on accelerated death benefits, see “Death Benefit—Accelerated Death Benefit.”

LOAN INTEREST CHARGE

We charge you interest in arrears (the “charged interest rate”) on a loan at a current interest rate of 5%. We also credit interest on amounts in the Loan Account (the “earned interest rate”) at a current fixed annual earned interest rate of 4.35% for Policy Years 1 – 10. For Policy Years 11 and thereafter, we will credit interest on amounts in the Loan Account at a current annual earned interest rate of 4.80%. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

PORTFOLIO EXPENSES

Each Investment Account purchases shares of the corresponding Portfolio at net asset value. The Portfolios deduct management fees and other expenses from their assets. The value of the net assets of each Investment Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Investment Account invests. Portfolio expenses are paid by each portfolio before TIAA Life is provided with the Portfolio’s net asset value. TIAA Life then deducts Separate Account charges from the corresponding Investment Account. Portfolio expenses may change periodically. For further information, consult the Portfolios’ prospectuses.

ADVISORY FEES

In certain situations, as agreed to between you and a registered investment adviser, Advisory Fees may be deducted each quarter from specified Allocation Options to compensate an adviser for any management of your Policy. The fees may be deducted from the Fixed Account and/or all of the Investment Accounts (except the Loan Account) in proportion to the Policy Value in each Allocation Option (pro rata) or they can be deducted from designated Investment

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Accounts as specified by you. These fees may be considered withdrawals from the Policy for tax purposes. Please see “Federal Tax Considerations” below and consult with your personal tax adviser. These fees will go to individual registered investment advisers who are not affiliated with the Separate Account or the Company. These fees are not the investment advisory fees paid by the underlying Portfolios. No charges will be assessed by us for the withdrawal of these fees and the Face Amount will not be reduced by the amount of these fees.

FEDERAL TAX CONSIDERATIONS

Introduction. The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

Tax Status of the Policy. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code and described above in the Policy Benefits-Choice of Tax Test, Death Benefit Options-Choice of Tax Test, and Policy Risks-Tax Risks sections. Although guidance as to how these requirements are to be applied is limited, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives, and there is therefore more uncertainty as to those contracts, particularly if you pay the full amount of Premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, Owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract Owners have been currently taxed on income and gains attributable to the variable account assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policies do not give Owners investment control over Separate Account assets. We reserve the right to modify the Policies should such a modification become necessary to prevent an Owner from being treated as the Owner of a pro rata share of the assets in the Separate Account.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

Changes to Comply with the Law. So that your Policy continues to qualify as life insurance under the Code or to avoid having the Policy become a MEC, we reserve the right to limit or refund all or part of your Premium payments. We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance under the Code. We also may:

•	make changes to your Policy or its Riders; or

•	make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any changes of this type, we will make similar changes to all affected Policies.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

In General. We believe that Death Benefit Proceeds under a Policy generally are excludable from the gross income of the Beneficiary for federal income tax purposes. Federal, state and local transfers and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted as to these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value, and will not receive ordinary income until there is a distribution. Additionally, the tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend, in part on whether the Policy is classified as a MEC.

Modified Endowment Contracts (MEC). Under the Internal Revenue Code, certain life insurance contracts are classified as MECs with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The Policy will be a MEC if the Premiums we receive are greater than the “seven-pay limit” as determined under Section 7702A of the Code. The “seven- pay limit” means that, during, generally, the first seven years of the Policy, the sum of the actual Premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven- pay premium” is the level annual premium, such that if it were paid for each of the first seven years, it will fully pay for all future life insurance and endowment benefits under a

34	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

life insurance policy. See the section entitled “Premiums— Premium Limitations” for an example of how the “seven-pay limit” would work. Under this test, a Policy may or may not be a MEC, depending on the amount of Premiums paid during each of the Policy’s first seven years.

Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. For example, a reduction in benefits during the first seven contract years for a Policy issued on a single life, or at any time for a Policy issued on two or more lives, may cause the Policy to be classified as a MEC. Further reinstatement more than 90 days after such reduction in benefits resulting in lapse for a single life Policy, or reinstatement at any time for a last survivor Policy, may cause your Policy to become a MEC. Moreover, if there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be tested, using a new seven-pay limit as if it were a newly issued Policy as of the date of the material change. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. Guidance is limited as to other events that may be considered to be a “material change” and we may not be able to identify every transaction that the IRS would treat as a material change. A Policy that is acquired in exchange for a life insurance contract classified as a MEC prior to the exchange will be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract not classified as a MEC prior to the exchange will generally not be classified as a MEC if no Premiums are paid under the Policy during the first seven Policy Years after the exchange. A current or prospective Owner should consult with a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

If a Policy becomes a MEC, all distributions during the Policy Year in which the Policy becomes a MEC will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC may be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Multiple Policies. All MECs that are issued (or that subsequently become a MEC) by us or our affiliates to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than Death Benefit Proceeds, including distributions upon full or partial Surrenders and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

•

Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly, as described above. The investment in the Policy is increased by the amount of ordinary income created by the loan. Accrued and unpaid loan interest added to the loan balance as provided in Loans-Loan Conditions above is treated as an additional taxable distribution.

•

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

You should consult a tax adviser to determine if you may be subject to the 10% penalty tax on any distribution or loan that you receive under the Policy.

Distributions Other Than Death Benefits From Policies That Are Not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a MEC are generally treated first as a recovery of the Owner’s investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

Finally, distributions and loans from or secured by a Policy that is not a MEC are not subject to the 10% additional income tax that applies to MECs.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free. When a loan is taken out under a Policy that is a MEC, your investment in the Policy is increased by the amount of the loan that is treated as a taxable distribution. If an Owner of the Policy who is not an Insured dies, the successor Owner’s investment in the Policy may be increased, generally to the fair market value on the date of death, under general rules for increase in the basis of property held by a decedent. The IRS has not issued specific guidance concerning the availability of any such increases. You should consult your personal tax adviser.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is Surrendered, canceled, or allowed to Lapse, the amount of the outstanding indebtedness (plus accrued interest) will be

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added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Endorsement. If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Withholding. We are required to withhold federal income taxes on the taxable portion of all distributions unless the recipient elects not to have any such amounts withheld and properly notifies us of that election. Unnecessary withholdings, delays in payment while we attempt to verify information and other adverse tax and financial consequences may result if you or your beneficiary do not provide us with a valid Social Security number or other taxpayer identification number, or if the taxpayer fails to properly complete and execute tax-related forms and certifications required for us to process distributions and administer your Policy. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later. Different rules may apply to United States citizens or expatriates living abroad. Special withholding rules and forms apply to foreign persons. In addition, some states have enacted legislation requiring withholding. You should consult your tax adviser about withholding in the context of your overall tax situation.

Life Insurance Purchases by Residents of Puerto Rico. Income received by residents of Puerto Rico under a Policy will be U.S.-source income that is generally subject to United States federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Owners who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Special forms and procedures will apply to document the U.S. tax status of the Owner and any entitlement to tax treaty benefits. Prospective purchasers who are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Section 1035 Exchanges. Code section 1035 generally provides that no gain or loss shall be recognized by the Owner on the exchange of one life insurance contract for another life insurance contract, an annuity contract, an endowment contract (an obsolete form of insurance, not to be confused with a MEC), or a long term care insurance contract. Contracts subject to tax rules in effect prior to certain legislative changes that are exchanged for new contracts may be treated as new contracts for purposes of both section 7702, which establishes the tests for whether a contract is a life insurance contract for federal income tax purposes, and section 7702A, which provides the criteria for determining whether a contract is a MEC. Prospective purchasers wishing to take advantage of section 1035 should consult their tax advisers.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, Congress has adopted rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer- owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract. It is the employer’s responsibility to (i) verify the eligibility of the intended Insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements. Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying

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to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust, or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.

In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the exception to pro rata interest expense disallowance provided in Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also independently qualify for the exception provided by Section 264(f)(4) of the Code. Therefore, it would be advisable to consult with a tax adviser before entering into a policy exchange transaction.

In all events, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to this tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy owned the Policy. If the Owner was not the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s (on a single life Policy) or the Last Surviving Insured’s (on a last survivor Policy) estate if the Insured (on a single life Policy) or the Last Surviving Insured (on a last survivor Policy) neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. The federal estate tax, gift tax and generation-skipping tax exemptions are $5,000,000 indexed for inflation (i.e. $5,490,000 for 2017). The maximum federal estate tax, gift tax and generation-skipping transfer tax rate is 40%. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS. Please note, a deceased spouse’s estate may transfer any unused portion of the deceased spouse’s exemption to a surviving spouse.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state, and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping, and other taxes. A tax adviser should be consulted about these consequences.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Tax on Net Investment Income. A 3.8% tax applies on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly and qualifying widows with dependent children, $125,000 for married couples filing separately, and $200,000 for everyone else). Taxable distributions from life insurance policies over allowable deductions, are included in net investment income. You should consult a tax adviser.

Accelerated Death Benefits. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. However, you should consult a qualified tax adviser about the consequences of receiving a payment under this benefit.

Tax Treatment of Policy Split. The Policy Split Rider permits a Policy issued on a last survivor basis to be split into two individual Policies. It is not clear whether exercising the Policy Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising the Policy Split Rider.

Federal Defense of Marriage Act . The contract provides that upon your death, a surviving spouse may have

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certain continuation rights that he or she may elect to exercise for the contract’s death benefit and any joint-life coverage under an optional living benefit. All contract provisions relating to spousal continuation are available only to a person who meets the legally recognized definition of a “spouse”. Same-sex marriages recognized under state law will be recognized for federal law purposes. Foreign marriages will also be respected if they would be recognized under the law of any state The Deportment of the Treasury and the internal Revenue Service have determined that for federal tax purposes same-sex spouses will be determined based on the law of the state in which the marriage was celebrated. Civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax adviser for more information on this subject.

Possible Tax Law Changes. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

OUR INCOME TAXES

Under current federal income tax law, as a life insurance company we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These other taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. If we charge for such taxes in the future, such charges will be imposed on all affected Policies.

RIDERS AND ENDORSEMENTS

Riders offer supplemental benefits under the Policy. Most Riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any Monthly Charges for Riders from the Policy Value as part of the Monthly Charge. Riders provide fixed benefits that do not vary with the investment performance of the Separate Account. Riders may not be available in all states. Please contact us for additional information.

Charitable Giving Benefit Rider. This Rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. This Rider provides that an amount equal to 1.00% of the base Face Amount of a Policy, but no greater than $100,000, will be paid to an institution you designate, that is accredited as a charity with the IRS under Section 501(c)(3) upon the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy. This amount is in addition to the full Death Benefit Proceeds of the Policy and will be paid by us; there will be no deduction from the Death Benefit Proceeds to pay this amount. The Owner may only elect this Rider before the Issue Date of the Policy. Once the Rider is elected, the Owner may change the designated institution by submitting an Acceptable Request. The Owner may terminate this Rider at any time by submitting an Acceptable Request. There is no additional charge for this Rider. The Charitable Giving Benefit may have tax consequences, especially if the Policy is held in a trust. You should consult your tax advisor.

Overloan Protection Endorsement. This optional Endorsement is available both for a Policy issued on a single life basis or a Policy issued on a last survivor basis. This Endorsement guarantees the Policy will not Lapse if it ever becomes overloaned. You may apply for or elect this Endorsement at or after the Policy Issue Date, subject to certain conditions. The Policy becomes overloaned on the first Monthly Charge Date that all of the following conditions are satisfied.

•	The Policy has been in force for at least ten years.

•	The Attained Age of the Insured on a single life Policy or the younger Insured on a last survivor Policy is at least 65.

•

Either the Policy tax test is the Cash Value Accumulation Test or the Policy tax basis is zero. The Overloan Protection Endorsement is not currently available if the Policy tax test is the Cash Value Accumulation Test. A Policy tax basis of zero would result from withdrawals of all Premiums paid for the Policy.

•

The outstanding loan divided by the Policy Value exceeds an overloan limit that may vary by Attained Age, gender, and Underwriting Class. The Owner’s Policy overloan limit is stated in the Endorsement issued on the Policy.

Example: For a $750,000 Face Amount Policy with the Overloan Protection Endorsement issued to male Insured age 47 with a preferred Underwriting Class (for a single life Policy), the overloan limit in the 20th Policy Year is 97% of Policy Value; or for a $1,250,000 Face Amount Policy with the Overloan Protection Endorsement issued to male and female Insureds age 62 with preferred Underwriting Classes (for a last survivor Policy), the overloan limit in the 11th Policy Year is 97% of Policy Value. If the Outstanding Loan Amount exceeds 97% of the Policy Value on a Monthly Charge Date in the 11th Policy Year, and the other Endorsement conditions are satisfied, the Policy will become overloaned on that Monthly Charge Date, and the benefits and terms of the Endorsement will apply. This example illustrates how the Overloan Protection Endorsement operates and may represent the terms of your Policy.

After the Policy becomes overloaned, no Premiums may be paid, no withdrawals may be taken, no loans may be taken or repaid, and no advisory fees will be deducted. The death benefit will be the minimum death benefit required for your Policy to be in compliance with federal tax law. Please see the section entitled “Death Benefit” for more information on the minimum death benefit. If the Policy tax test is the

38	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Guideline Premium Test, no Monthly Charges will be deducted. If the Policy tax test is the Cash Value Accumulation test, Monthly Charges will be deducted. However, any deductions that cannot be paid from the Cash Surrender Value will not cause the Policy to Lapse and will not offset Death Benefit Proceeds. There is no Monthly Charge to add this Endorsement to the Policy. However, if this Policy changes to overloaned status, at that time, the Policy Value will be reduced to equal the outstanding loan and moved to a fixed interest Loan Account. Policy Value cannot be transferred out of this account and will receive an annual effective crediting rate of 3.00%. Policy loan interest will continue to accrue at the same 3.00% rate.

While this Endorsement is attached to the Policy, the maximum loan value of the Policy cannot exceed the Policy Value multiplied by the overloan limit.

If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Waiver of Monthly Charges Rider. This Rider is available only for a Policy issued on a single life basis for applicants Issue Ages 18 – 60, which must be elected at the time of application and prior to Policy issue. For Insureds under age 18, we will allow this Rider to be added to the Policy at the Insured’s Attained Age 18. This Rider waives the Monthly Charge that becomes due while the Insured is Totally Disabled, as defined in the Rider, as long as the disability commenced prior to the Insured’s Attained Age 65 and has continued for at least six consecutive months without any period of recovery. We impose a charge for this Rider each month as part of the Monthly Charge. If you select this Rider, we increase the Monthly Charge by a percentage that depends on the Issue Age, Policy Year, and, in most states, gender of the Insured (the charge is higher for females than males). Additional restrictions and charges apply if you have selected this Rider and later increase your Face Amount.

Level Cost of Insurance Endorsement. This optional Endorsement is available only for a Policy issued on a single life basis. This Endorsement levels the cost of insurance (“COI”) rates applied to the Policy. If the Owner pays sufficient Premiums, the level COI rates will be guaranteed. This Endorsement may be added at Policy issue without any extra evidence of insurability beyond what is required for the Policy. We may offer the Endorsement after issue while the Policy is still in force and while there is an available level COI period for the Insured’s age, but evidence of insurability may be required at the time of Endorsement. The duration of the level COI period will be documented in the Endorsement.

Subject to state limitations, the level COI is available only to certain Issue Ages and for certain periods. It will not be available prior to Issue Age 18 and regardless of period, will not be issued past age 75. The level COI rates depend on the level COI period selected; the Face Amount of the Policy; and the gender, age, and Underwriting Class of the Insured. An increase in Face Amount while this Endorsement is in effect does not change the level COI period already selected, but the level COI rates applicable to the amount of the increase depend upon the level COI period selected, and the gender, age, and Underwriting Class of the Insured at the time the increased Face Amount is applied for. There are no charges assessed to add this Endorsement, and this Endorsement does not have any cash value.

While the Owner has paid sufficient Premium into the Policy, the guaranteed maximum COI rates will equal the non-guaranteed level COI rates. While the Owner has not paid sufficient Premium, guaranteed maximum COI rates will be the greater of the non-guaranteed level COI rates and the guaranteed maximum COI rates that would apply under the Policy if the Endorsement were not attached. The Premium the Owner needs to pay to guarantee the level COI rates is provided in the Endorsement.

The Owner may terminate this Endorsement at any time at no additional cost. If the Owner doesn’t terminate this Endorsement, the Endorsement will terminate at the end of the level COI period assuming the Policy continues to stay in force until that time. When this Endorsement terminates, both the non-guaranteed and guaranteed COI rates for the Policy will be as if this Endorsement had never been attached to the Policy.

Policy Split Rider. This Rider is available only for Policies issued on a last survivor basis. This Rider allows the Owner to exchange the Policy for a new individual life insurance Policy on the life of each person insured by the Policy without evidence of insurability. Both people insured by the Policy must be living. There is no charge for this Rider, which is automatically included with your Policy.

The Owner can apply for an exchange when one of the following happens:

•

the two people insured by the Policy get divorced. The marriage must be dissolved by a final divorce decree issued by a court of competent jurisdiction. You must apply for the exchange between six months and one year after the effective date of the decree.

•

a partnership between the two people or a corporation with only two shareholders insured by the Policy, who are not married to each other, dissolves. You must apply for the exchange between six months and one year after the effective date of the dissolution.

The Policy and this option must be in force, and the Policy must have a positive Cash Surrender Value on the date of the exchange.

The new Policies will be effective starting on the date of the exchange. Each new Policy will be based on the gender, age and most recent Underwriting Class of each person

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	39

insured by the Policy on the date of the exchange. We’ll issue a new Policy on a single life basis to each Insured.

The Face Amount of each new Policy will be equal to half of the current Face Amount of the Policy. The death benefit option of each new Policy will be the same as for the Policy.

We’ll deduct any Outstanding Loan Amount for the Policy from your value. We’ll then transfer the remaining Policy Value equally to each new Policy on the date of the exchange.

The coverage under this option will end on the date the Owner ends or Surrenders the Policy.

The tax consequences of exercising the Policy Split Rider are uncertain and we will report any such exercise as a taxable event. You should consult a tax adviser before exercising the Policy Split Rider.

Estate Transfer Protection Rider. This Rider is available only for Policies issued on a last survivor basis. You may elect this Rider at the time of application, or after the Policy Issue Date. You can add this Rider to the Policy while both Insureds are living by submitting an application and providing evidence of insurability satisfactory to us. This Rider provides an additional death benefit until four years after the death of the first Insured to die. The additional death benefit is equal to the chosen Protection Percentage of the death benefit of the Policy. The death benefit of this Rider will automatically increase or decrease in direct proportion with the death benefit of the Policy.

We’ll pay this death benefit when we receive satisfactory proof that the Last Surviving Insured by the Policy died before this Rider’s expiration, provided the Policy and this Rider are in force. This Rider doesn’t have any Policy Value, and we don’t use it to calculate how much can be borrowed from the Policy. Charges for this Rider, however, will affect the Policy Value and how much can borrowed. We’ll deduct these charges only while this Rider is in force.

The cost of insurance charge for this Rider is part of the Monthly Charge for the Policy. These charges are deducted from the Policy Value while the Rider is in force. We calculate it on each Monthly Charge Date after we calculate the cost of insurance charge for the Policy. While this Rider is in force, the Owner may elect to change the Protection Percentage by providing us a written request. The Protection Percentage will be in whole numbers. It may be of a limited number of choices then offered by us. If it is a reduction in the Protection Percentage, that reduction will be effective on the next monthly anniversary date following our receipt of the request. If it is an increase in Protection Percentage, it will require evidence of insurability and only become effective if approved by us on the next Monthly Charge Date following our approval.

The coverage under this Rider will end on one of the following dates, whichever occurs earlier:

•	four years after we receive written notification of the death of the first Insured to die, and

•	the date we receive at our Administrative Office a written request to us to end this Rider.

However, in no event will the Rider continue beyond whichever of the following occurs first:

•	the date of death of the Last Surviving Insured,

•	the date the Grace Period of the Policy ends and the Owner has not made the payment that is needed, or

•	the date the Owner ends or Surrenders the Policy.

SALE OF THE POLICY

TC Services, a subsidiary of TIAA, which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA, is the “principal underwriter” of interests in the Policy. TC Services’ main offices are at 730 Third Avenue, New York, New York 10017-3206. Although advisory fees may be paid to unaffiliated advisers in connection with the Policies, no sales commissions are paid in connection with the distribution of the Policies. Although the Company will pay Services a fee from its general account assets, this fee will include amounts derived from the Policy’s mortality and expense risk charge. Any issues related to the servicing or administration of the Policy should be directed to the Administrative Office at 877 694-0305. Written customer complaints should be mailed to the Administrative Office.

ADDITIONAL INFORMATION

DELAYS IN PAYMENTS

We usually pay the amounts of any Surrender, partial withdrawal, Death Benefit Proceeds, loan or payments under a payment method within 7 days after we receive all applicable Acceptable Notices, and/or due proofs of death. However, we can postpone these payments if:

•	the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•

an emergency exists, as a result of which the SEC determines that (A) the disposal of shares in an Investment Account’s corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account’s corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise lawfully suspends payment or redemption of its shares; or

•

you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment of Surrenders, partial withdrawals, Death Benefit Proceeds, or payments under a payment method until the check or draft has been honored.

If, pursuant to SEC rules, the TIAA-CREF Life Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay

40	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

payment of any transfer, partial withdrawal, loan, surrender, or death benefit from the TIAA-CREF Life Money Market Sub-Account until the Fund is liquidated.

We have the right to defer payment of amounts from the Fixed Account for up to 6 months after receipt of Acceptable Notice, but will not defer a payment from the Fixed Account that is to be applied to pay required Premiums on other policies in force with us. (We pay interest at an annual rate from the effective date of the withdrawal, Surrender or loan if we delay any Fixed Account payment for 30 days or more. This annual rate will be the same rate as the Fixed Account’s guaranteed crediting rate. Interest must equal $25 or more before it will accrue or be paid.)

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept a Premium or any request for transfers, partial withdrawals, Surrenders, loans, or Death Benefit Proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

STATE VARIATIONS

This prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose a different cost than, those described in this prospectus. Notwithstanding any state variations, all material rights and obligations under the Policy are described in the prospectus. You should read the Policy carefully for any variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Administrative Office.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy, the Separate Account and the Portfolios, presenting separate sets of values based on current and guaranteed charges, but do not deduct charges for any Riders.

LEGAL PROCEEDINGS

Neither the Separate Account, the Company nor TC Services, is involved in any legal action nor any pending or threatened lawsuits that it believes will have a materially adverse impact on it or on the Separate Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements for the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

OTHER INFORMATION

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service provides may adversely affect us and your contract value. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing orders from our website or with the underlying funds; affect our ability to calculate unit values; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract that result from cyber-attacks or information security breaches in the future.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Policy Owners, Insureds, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances. Policy Owners are urged to keep their own, as well as their Insureds’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA-CREF Life Insurance Company, P.O. Box 724508, Atlanta, Georgia 31139; by calling us between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday- Friday at 877 694-0305; or 24 hours a day via our website www.tiaa.org.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	41

GLOSSARY

Acceptable Notice or Request  The notice or request you must deliver to us at our Administrative Office to request or exercise your rights as Owner under the Policy. To be complete, each such notice or request must: (1) be in a form we accept; (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified (including your Policy number, your full name, the full name of the Insured(s), and your current address); and (3) be received at our Administrative Office.

Administrative Office  The office you must contact to exercise any of your rights under the Policy. You should send all payments and requests to: TIAA-CREF Life Insurance Company, Administrative Office, P.O. Box 724508, Atlanta, Georgia, 31139; Telephone:
877 694-0305.

Advisory Fee  An amount that is withdrawn from the Policy Value to pay a registered investment adviser who has an agreement with you. This fee is not charged by the Separate Account or the Company and does not refer to any investment advisory fees paid by the Portfolios underlying the Allocation Options. A withdrawal to pay Advisory Fees (like any other partial withdrawal) may have tax consequences. A tax adviser should be consulted about these consequences.

Allocation Options  The options you can choose from when you’re allocating Net Premiums under the Policy. The Allocation Options for the Policy include the Investment Accounts and the Fixed Account.

Attained Age  A person’s age on the Policy Date, plus the number of full Policy Years completed since the Policy Date. We increase “Attained Age” by one year on each Policy Anniversary.

Beneficiary  The person(s) you select to receive the Death Benefit Proceeds from the Policy.

Business Day  Any day that the New York Stock Exchange or its successor is open for trading. It usually ends at 4:00 PM Eastern Time or when trading closes on the New York Stock Exchange or its successor, whichever is earlier. If we receive your payment or request after the end of a Business Day, we’ll process it as of the end of the next Business Day. Certain restrictions may apply with respect to particular Portfolios.

Cash Surrender Value  The amount we pay when you Surrender your Policy. It is equal to the Policy Value less any Outstanding Loan Amount.

Cash Value Accumulation Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Code  The Internal Revenue Code of 1986, as amended.

Cost of Insurance   A Monthly Charge deducted from your Policy Value to compensate us for providing the death benefit.

Company (We, Us, Our)  TIAA-CREF Life Insurance Company.

Death Benefit Proceeds  The amount we pay to your Beneficiaries when we receive satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The amount equals the death benefit under the death benefit option you’ve chosen, minus any Outstanding Loan Amount and any overdue Monthly Charges.

Face Amount  The dollar amount of insurance selected by the Owner. The Face Amount may be increased or decreased after issue, subject to certain conditions. The Face Amount may be affected by any accelerated death benefit payments, changes in death benefit options, and partial withdrawals. The Face Amount is a factor in determining the death benefit and certain charges.

Final Policy Date  The date the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 121. After the Final Policy Date, the death benefit will equal the Policy Value, we will not accept any additional Premiums, and we will not deduct Monthly Charges.

Fixed Account  An Allocation Option supported by our General Account. Policy Value allocated to the Fixed Account earns interest at a rate that will never be lower than a guaranteed minimum annual effective rate of 3%.

General Account  All of TIAA Life’s assets other than those allocated to the Separate Account or to any other TIAA-CREF Life Separate Account.

Grace Period  The period after which a Policy will Lapse if you do not make a sufficient payment. The Grace Period is 61 days.

Guideline Premium Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Initial Face Amount  The Face Amount on the Issue Date.

Insured  A person whose life is insured by the Policy.

Investment Accounts  Each Investment Account is a sub- account of the Separate Account and invests its assets in shares of a corresponding Portfolio.

Issue Age  An Insured’s age as of his or her last birthday on or prior to the Policy Date.

Issue Date  The date on which the Policy is issued at our Administrative Office. This date is used to measure suicide and contestable periods.

Lapse  When your Policy terminates without value after a Grace Period. You may reinstate a Lapsed Policy, subject to certain conditions.

Last Surviving Insured  The Last Surviving Insured to die under a last survivor Policy.

Loan Account  The account within our General Account to which we transfer Policy Value from the Allocation Options as collateral when you take out a Policy loan.

MEC  A Modified Endowment Contract, which is a special kind of life insurance policy as defined under the Code. A MEC doesn’t receive the same tax advantages as other life insurance policies.

42	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

Monthly Charge  This is the monthly amount we deduct from the Policy Value on each Monthly Charge Date. The Monthly Charge includes the Policy Fee, cost of insurance charge and charges for any Riders.

Monthly Charge Date  The day we deduct the Monthly Charge from your Policy Value. It’s the same date of each calendar month as the Policy Date, or it’s the last day of the month if that comes first.

Mortality and Expense Risk Charge  Daily charges deducted from each Investment Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur.

Net Amount at Risk  The Net Amount at Risk is equal to the death benefit on the Monthly Charge Date divided by 1.00246627; minus the Policy Value on the Monthly Charge Date.

Net Premium  The portion of a Premium payment allocated to the Allocation Options. It equals the Premium less the Premium Tax Charge.

Outstanding Loan Amount  The amount in the Loan Account plus any unpaid and accrued interest you owe.

Owner (You, Your)  The person or entity with an interest or title to the Policy.

Policy Fee  A Monthly Charge deducted from your Policy Value to compensate us for certain administrative and operating expenses of such Policies with younger Issue Ages.

Policy  A legal life insurance contract between the Owner and TIAA-CREF Life Insurance Company.

Policy Anniversary  The same date of each calendar year as the Policy Date. If the Policy Date is February 29th and the current calendar year is not a leap year, the Policy Anniversary will be February 28th.

Policy Date  The effective date of the Policy as set forth in the Policy. The Policy Date is used to determine Monthly Charge Dates and Policy Years. The Policy Date is generally the same as the Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed Owner.

Policy Value  The sum of your Policy’s values in the Investment Accounts, the Fixed Account, and the Loan Account.

Policy Year  A year that starts on the Policy Date or on a Policy Anniversary.

Portfolio  An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Policy allows you to indirectly invest in series of investment companies that are listed on the front page of this prospectus.

Premiums  All payments you make under the Policy other than repayments of Outstanding Loan Amounts.

Premium Tax Charge  A charge deducted from each Premium payment to reimburse us for state premium tax costs. This Premium Tax Charge is based on the state of issue and will remain fixed throughout the life of your Policy.

Rider  An amendment, addition, benefit or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy’s coverage. A Rider that is added to the Policy becomes part of the Policy.

Right to Cancel Period  The period shown on your Policy’s cover page during which you may examine and return the Policy to us at our Administrative Office and receive a refund. The length of the Right to Cancel Period varies by state.

Separate Account  TIAA-CREF Life Separate Account, VLI-1. The Separate Account is divided into Investment Accounts, each of which invests in shares of a corresponding Portfolio.

Surrender  To cancel the Policy by Acceptable Request from the Owner or the Owner’s assignee and return the Policy to us at our Administrative Office.

Totally Disabled  Under the Waiver of Monthly Charges Rider: During the first two years of the disability, Totally Disabled means, due to sickness or bodily injury, the Insured on a single life Policy can’t carry out substantially all of the duties of the regular job or occupation he or she was trained for at the time the disability began. After two years of being disabled, Totally Disabled means, due to sickness or bodily injury, the Insured on a single life Policy can’t carry out substantially all of the duties of any job that he or she is reasonably qualified for based on education, training or experience.

Underwriting Class  A class we assign to the Insured on a single life Policy or both Insureds on a last survivor Policy and use to calculate cost of insurance charges. Classes are based on health, tobacco use, and other non-medical factors. The classes are: preferred plus non-tobacco, preferred non-tobacco, select non-tobacco, and standard tobacco. There are also various substandard non-tobacco and substandard tobacco classes. These classes may include any flat or temporary extra mortality charges.

Unit  A unit of measure used to calculate the amount of Policy Value in any Investment Account.

Intelligent Life VUL and Intelligent Life Survivorship VUL Prospectus	43

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Additional Policy Information
B-2	The Policy
B-2	Our Right to Contest the Policy
B-2	Policy Cost Factors
B-3	Additional Ownership Rights
B-3	Additional Information on Dollar Cost Averaging
B-4	Suicide Exclusion
B-4	Misstatement of Age or Sex
B-4	Policy Termination
B-4	Additional Information on Sales of the Policies
B-4	Illustrations
B-5	Performance Data
B-5	Total Returns

B-6	Additional Information
B-6	Legal Developments Regarding Unisex Actuarial Tables
B-6	Reports to Owners
B-6	Safekeeping of Account Assets
B-7	Records
B-7	Legal Matters
B-7	Experts
B-7	Additional Information about the Company
B-8	Additional Information about the Separate Account
B-8	Management-Related Service Contracts
B-8	Potential Conflicts of Interest
B-8	Other Information
B-8	Financial Statements
Index to Financial Statements

44	Prospectus Intelligent Life VUL and Intelligent Life Survivorship VUL

For more information about Intelligent Life VUL and Intelligent Life Survivorship VUL

How to Reach Us

TIAA LIFE Website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa.org

24 hours a day, 7 days a week

Administrative Office

877 694-0305

8 a.m. to 6 p.m. ET, Monday–Friday

To learn more about the Policy, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefit Proceeds, Cash Surrender Values, and Policy Values, or to request other information about the Policy, please call or write to us at our Administrative Office 877 694-0305.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
202 942-8090.

Investment Company Act of 1940

Registration File No. 811-10393

A12218

(5/17)

Statement of Additional Information

Intelligent Life VUL

Intelligent Life Survivorship VUL

Flexible Premium Individual Variable Universal

Life Insurance Policy and Flexible Premium Last

Survivor Variable Universal Life Insurance Policy

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Insurance Company

MAY 1, 2017

This Statement of Additional Information (“SAI”) contains additional information regarding an individual flexible premium variable universal life insurance policy (the “Policy”) offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA Life”). We issue the Policy on either a single life basis—as Intelligent Life VUL—or a last survivor life basis—as Intelligent Life Survivorship VUL. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2017 and the prospectuses for the mutual funds that serve as Allocation Options for the Policy. You may obtain a copy of these prospectuses at no charge by writing us at: TIAA Life Insurance Company, P.O. Box 724508 Atlanta, GA 31139 or calling us toll-free at 877 694-0305. In addition, if you receive a summary prospectus for any fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

Table of contents for the statement of additional information

Additional policy information

The policy

The Policy, application(s), Policy schedule pages, and any Riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are true to the best knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Our right to contest the policy

In issuing the Policy, we rely on all statements made by or for you and/or an Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the lifetime of the Insured(s) for 2 years from the Issue Date, except for nonpayment of Premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the lifetime of the Insured(s) for 2 years. However, if we issue the Policy as a result of a conversion option from term insurance, we will measure the contestable period from the Issue Date of the term policy.

If your Policy Lapses and we reinstate it, we have the right to contest the validity of your Policy for two years from the date that it was reinstated. Once your reinstated Policy has been in force for two years from the reinstatement date during the lifetime of the Insured(s), we generally lose the right to contest its validity.

If you change the Death Benefit Option from A to B or C, we may contest the amount of any increase in the death benefit due to such change after such change has been in force during the lifetime of the Insured(s) for 2 years from the date the change takes effect. If the Face Amount has been increased subject to evidence of insurability, we will not contest such increase after it has been in force during the lifetime of the Insured(s) for 2 years from the date the increase takes effect. If we successfully contest a change from Death Benefit Option A to B or C or an increase in Face Amount subject to evidence of insurability, the death benefit will be what would have been payable had such change or increase not taken effect. We will refund to your Policy Value any additional cost of insurance, Policy fee, and rider charges associated with such increase or change.

Policy cost factors

We may change monthly cost of insurance rates, policy fees, Premium Tax Charges, mortality and expense risk charges, and any Rider charges. Any change will be determined in accordance with the procedures and standards on file with the insurance department of the state in which this Policy is delivered. Any changes in Policy cost factors will be based on changes in future expectations for (1) mortality; (2) expenses; (3) persistency; (4) investment earnings; (5) federal taxes; and (6) state or local taxes.

Changes in Policy cost factors will be determined prospectively, will not occur because of a change in an Insured’s health or occupation, and will not be made to recoup any prior losses. We will not change Policy cost factors more frequently than once a month. We will review the Policy for a class of Insureds to determine whether an adjustment in Policy cost factors should be made at least once a year for interest and at least once every five Policy Years for other Policy cost factors.

B-2	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

Additional ownership rights

You, as the owner, may exercise certain rights under the Policy, including the following:

Selecting and changing the beneficiary

•	You designate the Beneficiary (the person to receive the Death Benefit Proceeds when the Insured dies on a single life Policy or the Last Surviving Insured dies on a last survivor Policy) in the application.

•	There are two Beneficiary classes—primary and contingent. You may designate more than one Beneficiary in a class. If you designate more than one primary Beneficiary, then each primary Beneficiary that survives the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy shares equally in any Death Benefit Proceeds unless you instruct us otherwise in an Acceptable Notice.

•	If no primary Beneficiaries survive the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, then all those named as contingent Beneficiaries who are still alive will receive an equal portion of the Death Benefit Proceeds, unless you instruct us otherwise in an Acceptable Notice.

•	If there is not a designated Beneficiary surviving at the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you, if living, or to your estate.

•	You may also designate a Beneficiary as revocable or irrevocable. The consent of any irrevocable Beneficiary is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and transferring among Allocation Options.

•	You can change a revocable Beneficiary by providing us with Acceptable Notice while an Insured is alive.

•	The change in revocable beneficiary is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy is alive when we receive the notice.

•	We are not liable for any payment or other actions we take based on existing Beneficiary designations before we receive your Acceptable Notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the owner

•	You may change the Owner by providing an Acceptable Notice to us at any time while an Insured is alive. If you change the Owner, your ownership rights terminate and the new Owner will be entitled to all rights available under the Policy.

•	The change in Owner is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy is alive when we receive the request.

•	We are not liable for any payment or other actions we take before we receive your Acceptable Notice.

•	Changing the Owner does not automatically change the Beneficiary or the Insured(s).

•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the policy

•	You may assign Policy rights while an Insured is alive by submitting an Acceptable Notice to us. You retain any ownership rights that are not assigned.

•	An absolute assignment of the Policy will cause the assignee to become the Owner. A collateral assignment will not cause a change of ownership. However, your interests and the interests of any Beneficiary or other person will be subject to any collateral assignment.

•	Assignments are subject to any outstanding policy loan.

•	We are not:

•	bound by any assignment unless we receive an Acceptable Notice of the assignment;

•	responsible for the validity of any assignment or determining the extent of an assignee’s interest; or

•	liable for any payment we make before we receive Acceptable Notice of the assignment.

•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

Additional information on dollar cost averaging

You also decide how many scheduled transfers to make from the Fixed Account or Money Market Account to one or more Investment Accounts (although we may require a minimum number of transfers to participate in the program). If you don’t determine the number of transfers, transfers will be made until there is no Policy Value remaining in the Fixed Account or Money Market Account. We won’t charge you for any transfers made under the dollar cost averaging program. We reserve the right to only allow you to start one dollar cost averaging program in any Policy Year.

You will receive confirmations of transfers made under the dollar cost averaging program. You are responsible for reviewing the confirmations to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-3

We may modify, suspend, or discontinue the dollar cost averaging program at any time, which may include specifying a minimum number of transfers you will need to specify in order to a participate in the program. We will give you at least 30 days’ notice if we discontinue the program.

Suicide exclusion

If an Insured commits suicide within 2 years of the Issue Date, the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. However, if the Policy is issued as a result of a conversion option from term insurance, the suicide period will be measured from the Issue Date of the term policy.

If an Insured commits suicide within 2 years from the effective date of any increase in Face Amount for which evidence of insurability had been provided, or within 2 years from the effective date of a Death Benefit Option change, the Policy will terminate and our liability will be limited to the death benefit that would have been payable had the increase or change not taken effect. We will also refund to your Policy Value any additional cost of insurance, Policy fee, and Rider charges associated with such increase or change.

Misstatement of age or sex

If an Insured’s age or, in most states, gender was stated incorrectly in the application and we discover such misstatement after the death of the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy, the amount of death benefit will be that which would be purchased by the most recent deduction for the cost of insurance charge at the correct age or gender. The amount of death benefit for any Riders will be that which would be purchased by the most recent deduction for Rider charges at the correct age or gender. However, in most states, if we discover such misstatement while an Insured is living, we will retroactively adjust the Policy Value to reflect the Monthly Charges that should have been made for the correct age or gender of the Insured.

Policy termination

Your Policy will terminate on the earliest of:

•	the end of the Grace Period without a sufficient payment;

•	the date the Insured on a single life Policy or the Last Surviving Insured on a last survivor Policy dies;

•	the effective date of the exchange of this Policy for a paid-up life insurance policy;

•	the date this Policy is exchanged for another life insurance or annuity policy; or

•	the date you Surrender the Policy.

Additional information on sales of the policies

TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a subsidiary of Teachers Insurance and Annuity Association of America (TIAA), which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA, is the “principal underwriter” of interests in the Policy. TC Services’ main offices are at 730 Third Avenue, New York, New York 10017-3206.

We offer the Policies to the public on a continuous basis through TC Services. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. TC Services offers the Policies through their sales representatives. Sales representatives must be registered representatives of TC Services or another entity that has entered into a selling agreement with TC Services, be licensed as insurance agents and be appointed by us. No sales commissions are paid in connection with the distribution of the Policies. However, registered investment advisers that are unaffiliated with the Separate Account, TC Services and the Company may charge an advisory fee to clients purchasing a Policy. Additionally, we pay TC Services a fee from our general account assets for sales of all Policies in the Separate Account. During fiscal year 2016, we paid TC Services $3,233,198. During fiscal year 2015, we paid TC Services $2,691,689. During fiscal year 2014, we paid TC Services $2,522,105. We intend to recoup payments made to TC Services through fees and charges imposed under the Policy.

Illustrations

We may provide illustrations for death benefit, Policy Value, and Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person or for hypothetical people. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Allocation Options, the amounts deducted for the Policy’s Monthly Charges, the underlying Portfolios’ expense ratios, and your Policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insureds’ ages and Underwriting Classes, the death benefit option, Face Amount, planned Premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

B-4	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

Performance data

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio or corresponding Investment Account since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the Portfolios. We have not deducted charges for any Riders. These charges would lower the performance figures significantly if reflected.

During extended periods of low interest rates, the yields of any Investment Account investing in a money market Portfolio may also become extremely low and possibly negative, particularly after the deduction of Policy and Separate Account charges.

From time to time, we may advertise yields, effective yields, and total returns for the Investment Accounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the Investment Accounts in comparison to certain performance rankings and indices. Effective yields and total returns for an Investment Account are based on the investment performance of the corresponding Portfolio. Portfolio expenses influence Portfolio performance.

In advertising and sales literature, the performance of each Investment Account may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Accounts. Lipper Analytical Services, Inc. (“Lipper”) and Morningstar Annuity Research Center (“MARC” formerly “VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and MARC each rank these issues on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, MARC prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and MARC, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature for the Policies may also compare the performance of the Investment Accounts to the Standard & Poor’s Composite Index of 500 Common Stocks, the Morgan Stanley EAFE® Index, the Russell 1000® Index, the Russell 2000® Index, and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Policies may also contain information on the effect of tax deferred compounding on Investment Account investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison of various points in time of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. All income and capital gains derived from Investment Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which an Investment Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations that illustrate variations of the death benefit, Policy Values, and Cash Surrender Values under your Policy.

Total returns

The total return of an Investment Account refers to return quotations assuming an investment under a Policy has been held in the Investment Account for various periods of time including, but not limited to, a period measured from the date the Investment Account commenced operations. For periods prior to the date an Investment Account commenced operations, performance information for Policies funded by that Investment Account may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Investment Account was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Investment Account from the beginning date of the measuring period to the end of that period.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-5

Until an Investment Account has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Investment Account’s inception. When an Investment Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Investment Accounts may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the Investment Accounts, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Policy fees and charges assumed to apply to all Policy owners, including the mortality and expense risk charge (“Common Charges”). However, charges such as the monthly cost of insurance charge and policy fee (which are based on factors, such as gender, Issue Age, Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and which therefore vary with each Policy) (“Non-Common Charges”) are not reflected in average annual total returns, nor is the Premium Tax Charge. If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Investment Accounts will be lower than performance data for their corresponding Portfolios. The performance of an Investment Account will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. Each of the Portfolios has provided all performance information, including the Portfolio total value information used to calculate the total returns of the Investment Accounts for periods prior to the inception of the Investment Accounts.

Performance for any given past period is not an indication or representation of future performance. The performance of each Investment Account will fluctuate on a daily basis.

Additional information

Legal developments regarding unisex actuarial tables

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of gender-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of gender-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require “unisex” policies (currently Montana), are based upon actuarial tables that distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

Reports to owners

At least once each year, we will send you a report showing the following information as of the end of the report period:

•	the current Policy Value

•	the current Face Amount

•	the current Cash Surrender Value

•	the current Death Benefit Proceeds

•	the current Outstanding Loan Amounts

•	the current interest rates applicable to the Fixed Account and Loan Account

•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)

•	any other information required by law.

We currently send these reports within 45 days of each Policy Anniversary. In addition, we may send you a quarterly statement and will send you confirmation statements reflecting the status of the Policy following certain transactions, including the transfer of amounts from one Allocation Option to another, the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums. Scheduled transactions such as monthly charges will not generate a confirmation but will be reported on your periodic statements.

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports. We will also send you annual and semi-annual reports containing the financial statements of each Portfolio in which you are invested through an Investment Account.

Safekeeping of account assets

We hold the Separate Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sales of Portfolio shares by each of the Investment Accounts.

B-6	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

Records

We will maintain all records relating to the Separate Account and the Fixed Account at the company’s offices, 730 Third Avenue, New York, New York 10017.

Legal matters

All matters of applicable state and federal law pertaining to the contracts, including TIAA Life’s right to issue the contracts, have been passed upon by Ken Reitz, General Counsel of TIAA Life.

EXPERTS

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the TIAA-CREF Life Separate Account VLI-1. PricewaterhouseCoopers LLP is also the independent registered public accounting firm, of TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

Separate Account Financial Statements

The financial statements of TIAA-CREF Life Separate Account VLI-1 as of December 31, 2016 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 100 East Pratt Street, Suite 1900, Baltimore, MD 21202 given on the authority of said firm as experts in auditing and accounting.

TIAA Life Insurance Company Statutory Basis Financial Statements

The statutory basis financial statements as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Teachers Insurance and Annuity Association of America Statutory Basis Financial Statements

The statutory basis financial statements as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Additional information about the company

We are a stock life insurance company incorporated under the laws of the state of New York on November 20, 1996. We are a wholly owned subsidiary of TIAA.

TIAA is a stock life insurance company, organized under the laws of the state of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the state of New York in 1952.

Together, TIAA and CREF, serving approximately 5 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. Neither TIAA nor CREF stands behind our guarantees with respect to the Policies.

We have a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that we will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain our capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain our financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any of our contract owners with recourse to TIAA.

We are subject to regulation by the New York Department of Financial Services (“Department”), as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the Investment Accounts under the Policy and under other variable life insurance policies we may issue. Our general account supports the Fixed Account and the Loan Account under the Policy. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 50 states and the District of Columbia.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. To the extent required, we have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-7

Additional information about the separate account

We established the TIAA-CREF Life Separate Account VLI-1 as a separate investment account under New York law on May 23, 2001. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. As part of the Company, the Separate Account is also subject to regulation by the Department and the insurance departments of some other jurisdictions in which the Policy is offered.

Management-related service contracts

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA Life. We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the Separate Account of TIAA Life. TIAA Life on behalf of the Separate Account has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the Separate Account. McCamish Systems LLC is located at 6425 Powers Ferry Road Suite 300, Atlanta, GA 30339. For years 2016, 2015, and 2014, TIAA Life provided total compensation for product administrative services of $7,114,744, $7,026,813 and $8,868,827 for all life insurance and non-qualified annuities product administration. State Street Bank and Trust Company is located at One Lincoln Street, Boston, Massachusetts, 02111. For years 2016, 2015, and 2014, , TIAA Life paid custody fees of $389,700, $389,700, and $290,625,. JP Morgan is located at One Beacon Street, Floor 19, Boston, MA 02108. For years 2016, 2015, and 2014, TIAA Life provided total compensation for trade settlement services of $68,772, $66,999 and $54,902.

Potential conflicts of interest

In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of the Company to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.

Other information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, W., Washington, DC 20549-0102.

Financial statements

Audited financial statements of the Separate Account, TIAA Life, and Teachers Insurance and Annuity Association of America (TIAA) follow.

TIAA Life’s financial statements should be considered only as bearing upon TIAA Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA Life. They should not be considered as bearing on the ability of TIAA Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-8	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-9

Report of independent registered public accounting firm

To the Contractowners of TIAA-CREF Life Separate Account VLI-1 and

the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 4 of TIAA-CREF Life Separate Account VLI-1 as of December 31, 2016, the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of TIAA-CREF Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying investee mutual fund shares as of December 31, 2016 by correspondence with the transfer agent of the investee mutual funds or the investee mutual funds directly, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

April 25, 2017

B-10	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2016

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

ASSETS
Investments, at value	$1,510,385	$3,394,008	$4,436,143	$7,988,993	$8,299,055
Total assets	$1,510,385	$3,394,008	$4,436,143	$7,988,993	$8,299,055

NET ASSETS—Accumulation fund	$1,510,385	$3,394,008	$4,436,143	$7,988,993	$8,299,055

Investments, at cost	$1,540,838	$3,535,475	$3,577,965	$7,608,156	$8,503,122
Shares held in corresponding Funds	146,355	137,632	160,613	218,997	467,026

UNIT VALUE
Flexible Premium Variable Universal Life	$—	$—	$33.18	$58.14	$28.43
Intelligent Life Flexible Premium Variable Universal Life
Mortality & Expense Charge Band 1	27.54	34.68	30.25	51.04	24.56
Mortality & Expense Charge Band 2	27.78	35.85	31.26	52.77	25.40
Mortality & Expense Charge Band 3	28.02	37.07	32.30	54.56	26.26

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2016

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

INVESTMENT INCOME
Dividends	$35,465	$96,473	$24,856	$102,267	$125,456

Expenses
Administrative expenses	—	—	5,120	7,926	3,581
Mortality and expense risk charges	7,995	20,921	15,495	30,341	35,067
Total expenses	7,995	20,921	20,615	38,267	38,648
Net investment income (loss)	27,470	75,552	4,241	64,000	86,808

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(13,897)	(18,371)	78,756	407,650	15,421
Capital gain distributions	23,548	25,278	127,837	370,625	—
Net realized gain (loss)	9,651	6,907	206,593	778,275	15,421
Net change in unrealized appreciation (depreciation) on investments	33,440	12,694	(246,233)	(228,584)	(55,828)
Net realized and unrealized gain (loss) on investments	43,091	19,601	(39,640)	549,691	(40,407)
Net increase (decrease) in net assets from operations	$70,561	$95,153	$(35,399)	$613,691	$46,401

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-11

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2016

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

ASSETS
Investments, at value	$2,806,515	$11,139,934	$3,395,958	$2,655,735	$1,730,674
Total assets	$2,806,515	$11,139,934	$3,395,958	$2,655,735	$1,730,674

NET ASSETS—Accumulation fund	$2,806,515	$11,139,934	$3,395,958	$2,655,735	$1,730,674

Investments, at cost	$2,794,670	$11,139,934	$3,766,125	$2,466,455	$1,505,858
Shares held in corresponding Funds	79,753	11,139,934	109,406	75,576	49,363

UNIT VALUE
Flexible Premium Variable Universal Life	$—	$—	$—	$—	$55.10
Intelligent Life Flexible Premium Variable Universal Life
Mortality & Expense Charge Band 1	60.85	1.02	57.65	64.62	46.74
Mortality & Expense Charge Band 2	62.91	1.05	59.60	66.81	48.32
Mortality & Expense Charge Band 3	65.04	1.09	61.62	69.07	49.96

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2016

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

INVESTMENT INCOME
Dividends	$45,566	$28,220	$91,793	$20,812	$37,763

Expenses
Administrative expenses	—	—	—	—	2,195
Mortality and expense risk charges	19,221	69,682	21,411	13,924	5,297
Total expenses	19,221	69,682	21,411	13,924	7,492
Net investment income (loss)	26,345	(41,462)	70,382	6,888	30,271

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(49,098)	—	87,695	(58,435)	21,237
Capital gain distributions	96,032	—	258,583	74,567	121,041
Net realized gain (loss)	46,934	—	346,278	16,132	142,278
Net change in unrealized appreciation (depreciation) on investments	391,219	—	(332,630)	417,059	24,678
Net realized and unrealized gain (loss) on investments	438,153	—	13,648	433,191	166,956
Net increase (decrease) in net assets from operations	$464,498	$(41,462)	$84,030	$440,079	$197,227

B-12	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth & Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio— Class I Sub-Account	Credit Suisse Trust— Commodity Return Strategy Portfolio Class Sub-Account

ASSETS
Investments, at value	$28,461,916	$530,992	$1,489,880	$293,652	$8,553
Total assets	$28,461,916	$530,992	$1,489,880	$293,652	$8,553

NET ASSETS—Accumulation fund	$28,461,916	$530,992	$1,489,880	$293,652	$8,553

Investments, at cost	$25,101,484	$534,823	$1,583,537	$283,773	$8,472
Shares held in corresponding Funds	581,211	37,289	59,405	13,780	1,953

UNIT VALUE
Flexible Premium Variable Universal Life	$68.66	$—	$—	$—	$—
Intelligent Life Flexible Premium Variable Universal Life
Mortality & Expense Charge Band 1	56.52	23.44	18.99	30.30	17.11
Mortality & Expense Charge Band 2	58.44	24.23	19.55	31.31	17.27
Mortality & Expense Charge Band 3	60.42	25.05	20.13	32.36	—

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth & Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio— Class I Sub-Account	Credit Suisse Trust— Commodity Return Strategy Portfolio Class Sub-Account

INVESTMENT INCOME
Dividends	$576,706	$12,933	$9,382	$—	$—

Expenses
Administrative expenses	8,030	—	—	—	—
Mortality and expense risk charges	127,788	3,731	10,397	2,313	60
Total expenses	135,818	3,731	10,397	2,313	60
Net investment income (loss)	440,888	9,202	(1,015)	(2,313)	(60)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	1,542,119	(31,707)	(172,267)	(34,524)	(454)
Capital gain distributions	7,779	13,361	75,239	14,340	—
Net realized gain (loss)	1,549,898	(18,346)	(97,028)	(20,184)	(454)
Net change in unrealized appreciation (depreciation) on investments	876,697	34,205	120,296	36,446	1,027
Net realized and unrealized gain (loss) on investments	2,426,595	15,859	23,268	16,262	573
Net increase (decrease) in net assets from operations	$2,867,483	$25,061	$22,253	$13,949	$513

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-13

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2016

	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account

ASSETS
Investments, at value	$1,727,908	$3,246,963	$3,150,811	$3,607,738	$1,527,308
Total assets	$1,727,908	$3,246,963	$3,150,811	$3,607,738	$1,527,308

NET ASSETS—Accumulation fund	$1,727,908	$3,246,963	$3,150,811	$3,607,738	$1,527,308

Investments, at cost	$1,770,738	$3,074,404	$3,136,273	$3,531,977	$1,533,299
Shares held in corresponding Funds	163,010	283,578	276,630	323,274	150,030

UNIT VALUE
Intelligent Life Flexible Premium Variable Universal Life
Mortality & Expense Charge Band 1	26.05	27.45	33.84	29.80	24.36
Mortality & Expense Charge Band 2	26.42	27.71	34.31	30.22	24.70
Mortality & Expense Charge Band 3	26.79	27.98	34.80	30.65	25.05

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2016

	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account

INVESTMENT INCOME
Dividends	$29,162	$51,158	$71,174	$108,468	$10,405

Expenses
Mortality and expense risk charges	9,963	17,764	16,154	18,193	7,447
Total expenses	9,963	17,764	16,154	18,193	7,447
Net investment income (loss)	19,199	33,394	55,020	90,275	2,958

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	2,497	(29,872)	(52,072)	(193,688)	532
Capital gain distributions	9,256	22,205	24,761	—	—
Net realized gain (loss)	11,753	(7,667)	(27,311)	(193,688)	532
Net change in unrealized appreciation (depreciation) on investments	(15,815)	210,300	140,327	401,074	797
Net realized and unrealized gain (loss) on investments	(4,062)	202,633	113,016	207,386	1,329
Net increase (decrease) in net assets from operations	$15,137	$236,027	$168,036	$297,661	$4,287

B-14	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account	DFA VIT Inflation Protected Securities Portfolio Sub-Account	Delaware VIP Diversified Income Series—Standard Class Sub-Account	Delaware VIP International Value Equity Series— Standard Class Sub-Account

ASSETS
Investments, at value	$5,716,236	$4,234,662	$514,132	$1,986,451	$1,753,609
Total assets	$5,716,236	$4,234,662	$514,132	$1,986,451	$1,753,609

NET ASSETS—Accumulation fund	$5,716,236	$4,234,662	$514,132	$1,986,451	$1,753,609

Investments, at cost	$5,270,996	$3,746,526	$519,288	$2,022,598	$1,730,517
Shares held in corresponding Funds	238,674	219,072	51,880	193,047	157,841

UNIT VALUE
Intelligent Life Flexible Premium Variable Universal Life
Mortality & Expense Charge Band 1	45.98	47.07	24.58	15.16	21.81
Mortality & Expense Charge Band 2	46.63	47.73	24.62	15.67	22.54
Mortality & Expense Charge Band 3	47.29	48.41	24.66	16.19	23.30

	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account	DFA VIT Inflation Protected Securities Portfolio Sub-Account*	Delaware VIP Diversified Income Series—Standard Class Sub-Account	Delaware VIP International Value Equity Series— Standard Class Sub-Account

INVESTMENT INCOME
Dividends	$101,487	$39,272	$5,966	$85,703	$23,209

Expenses
Mortality and expense risk charges	25,360	19,415	191	15,224	9,486
Total expenses	25,360	19,415	191	15,224	9,486
Net investment income (loss)	76,127	19,857	5,775	70,479	13,723

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(39,436)	(91,680)	(40)	(81,668)	(55,625)
Capital gain distributions	38,840	139,427	313	—	—
Net realized gain (loss)	(596)	47,747	273	(81,668)	(55,625)
Net change in unrealized appreciation (depreciation) on investments	734,398	783,703	(5,156)	78,324	94,860
Net realized and unrealized gain (loss) on investments	733,802	831,450	(4,883)	(3,344)	39,235
Net increase (decrease) in net assets from operations	$809,929	$851,307	$892	$67,135	$52,958

*	For the period July 5, 2016 (commencement of operations) to December 31, 2016.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-15

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2016

	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income VIP Fund— Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small- Mid Cap Growth VIP Fund— Class 1 Sub-Account	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account

ASSETS
Investments, at value	$2,513,492	$824,761	$923,835	$625,147	$1,910,147
Total assets	$2,513,492	$824,761	$923,835	$625,147	$1,910,147

NET ASSETS—Accumulation fund	$2,513,492	$824,761	$923,835	$625,147	$1,910,147

Investments, at cost	$2,266,275	$811,401	$918,031	$650,901	$2,052,933
Shares held in corresponding Funds	63,090	51,937	45,286	35,180	59,340

UNIT VALUE
Intelligent Life Flexible Premium Variable Universal Life
Mortality & Expense Charge Band 1	67.31	27.65	31.40	38.71	61.72
Mortality & Expense Charge Band 2	69.56	28.58	32.46	40.00	63.80
Mortality & Expense Charge Band 3	71.88	29.55	33.56	41.34	65.96

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2016

	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income VIP Fund— Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small- Mid Cap Growth VIP Fund— Class 1 Sub-Account	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account

INVESTMENT INCOME
Dividends	$16,106	$40,757	$22,252	$—	$—

Expenses
Mortality and expense risk charges	10,179	5,020	6,420	5,248	9,843
Total expenses	10,179	5,020	6,420	5,248	9,843
Net investment income (loss)	5,927	35,737	15,832	(5,248)	(9,843)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(80,528)	(8,604)	(56,294)	(373,418)	(72,107)
Capital gain distributions	148,403	—	80,448	98,921	250,746
Net realized gain (loss)	67,875	(8,604)	24,154	(274,497)	178,639
Net change in unrealized appreciation (depreciation) on investments	448,456	75,334	79,278	287,916	(155,414)
Net realized and unrealized gain (loss) on investments	516,331	66,730	103,432	13,419	23,225
Net increase (decrease) in net assets from operations	$522,258	$102,467	$119,264	$8,171	$13,382

B-16	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account	Janus Aspen Perkins Mid-Cap Value Portfolio— Institutional Shares Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account	Matson Money International Equity VI Portfolio Sub-Account

ASSETS
Investments, at value	$582,371	$1,519,973	$910,497	$677,610	$402,789
Total assets	$582,371	$1,519,973	$910,497	$677,610	$402,789

NET ASSETS—Accumulation fund	$582,371	$1,519,973	$910,497	$677,610	$402,789

Investments, at cost	$694,000	$1,538,908	$894,613	$684,166	$403,295
Shares held in corresponding Funds	23,492	91,841	111,992	27,367	17,926

UNIT VALUE
Intelligent Life Flexible Premium Variable Universal Life
Mortality & Expense Charge Band 1	43.19	32.60	23.81	24.49	23.39
Mortality & Expense Charge Band 2	44.65	33.70	23.96	24.70	23.59
Mortality & Expense Charge Band 3	46.16	34.84	24.11	—	—

	Janus Aspen Overseas Portfolio— Institutional Shares Sub-Account	Janus Aspen Perkins Mid-Cap Value Portfolio— Institutional Shares Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account	Matson Money International Equity VI Portfolio Sub-Account

INVESTMENT INCOME
Dividends	$36,967	$13,872	$16,199	$3,191	$7,663

Expenses
Mortality and expense risk charges	5,116	6,989	3,890	4,003	2,205
Total expenses	5,116	6,989	3,890	4,003	2,205
Net investment income (loss)	31,851	6,883	12,309	(812)	5,458

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(479,299)	(40,764)	12,927	765	(11,635)
Capital gain distributions	25,332	170,308	—	3,153	5,149
Net realized gain (loss)	(453,967)	129,544	12,927	3,918	(6,486)
Net change in unrealized appreciation (depreciation) on investments	296,317	73,708	43,928	(4,318)	23,165
Net realized and unrealized gain (loss) on investments	(157,650)	203,252	56,855	(400)	16,679
Net increase (decrease) in net assets from operations	$(125,799)	$210,135	$69,164	$(1,212)	$22,137

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-17

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2016

	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series— Initial Class Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account	MFS Utilities Series—Initial Class Sub-Account

ASSETS
Investments, at value	$585,039	$1,154,780	$306,202	$592,889	$427,156
Total assets	$585,039	$1,154,780	$306,202	$592,889	$427,156

NET ASSETS—Accumulation fund	$585,039	$1,154,780	$306,202	$592,889	$427,156

Investments, at cost	$549,418	$1,199,619	$312,306	$649,011	$453,512
Shares held in corresponding Funds	20,542	62,118	7,900	38,549	15,933

UNIT VALUE
Intelligent Life Flexible Premium Variable Universal Life
Mortality & Expense Charge Band 1	30.17	24.76	42.99	19.18	49.94
Mortality & Expense Charge Band 2	30.43	25.58	44.44	19.82	51.63
Mortality & Expense Charge Band 3	—	26.44	45.95	20.48	53.38

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2016

	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series— Initial Class Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account	MFS Utilities Series—Initial Class Sub-Account

INVESTMENT INCOME
Dividends	$4,127	$10,768	$181	$3,707	$17,405

Expenses
Mortality and expense risk charges	3,106	6,044	4,408	3,674	2,892
Total expenses	3,106	6,044	4,408	3,674	2,892
Net investment income (loss)	1,021	4,724	(4,227)	33	14,513

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(9,264)	(4,764)	61,880	(38,701)	(50,029)
Capital gain distributions	20,035	58,051	24,680	71,541	10,269
Net realized gain (loss)	10,771	53,287	86,560	32,840	(39,760)
Net change in unrealized appreciation (depreciation) on investments	66,324	15,119	(102,511)	(9,412)	74,816
Net realized and unrealized gain (loss) on investments	77,095	68,406	(15,951)	23,428	35,056
Net increase (decrease) in net assets from operations	$78,116	$73,130	$(20,178)	$23,461	$49,569

B-18	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Large Cap Value Portf Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Val Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio— Institutional Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account

ASSETS
Investments, at value	$283,347	$2,272,093	$903,691	$159,948	$805,999
Total assets	$283,347	$2,272,093	$903,691	$159,948	$805,999

NET ASSETS—Accumulation fund	$283,347	$2,272,093	$903,691	$159,948	$805,999

Investments, at cost	$273,675	$2,228,356	$901,492	$155,704	$800,395
Shares held in corresponding Funds	18,592	134,364	89,386	20,402	64,070

UNIT VALUE
Intelligent Life Flexible Premium Variable Universal Life
Mortality & Expense Charge Band 1	34.02	28.83	17.00	17.04	27.00
Mortality & Expense Charge Band 2	35.16	29.80	17.58	17.21	27.25
Mortality & Expense Charge Band 3	36.34	30.80	18.17	17.37	27.51

	Neuberger Berman Advisers Management Trust Large Cap Value Portf Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Val Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio— Institutional Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account

INVESTMENT INCOME
Dividends	$1,248	$13,037	$25,291	$2,401	$36,509

Expenses
Mortality and expense risk charges	1,385	10,286	5,741	1,244	4,359
Total expenses	1,385	10,286	5,741	1,244	4,359
Net investment income (loss)	(137)	2,751	19,550	1,157	32,150

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	116	(46,325)	(29,940)	(3,684)	(4,758)
Capital gain distributions	13,683	148,208	—	—	—
Net realized gain (loss)	13,799	101,883	(29,940)	(3,684)	(4,758)
Net change in unrealized appreciation (depreciation) on investments	32,988	184,612	121,472	29,611	41,667
Net realized and unrealized gain (loss) on investments	46,787	286,495	91,532	25,927	36,909
Net increase (decrease) in net assets from operations	$46,650	$289,246	$111,082	$27,084	$69,059

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-19

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2016

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account—Class 1 Sub-Account	PVC Midcap Account—Class 1 Sub-Account	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account

ASSETS
Investments, at value	$720,710	$2,639,632	$2,422,675	$647,710	$900,464
Total assets	$720,710	$2,639,632	$2,422,675	$647,710	$900,464

NET ASSETS—Accumulation fund	$720,710	$2,639,632	$2,422,675	$647,710	$900,464

Investments, at cost	$742,023	$2,702,619	$2,354,195	$705,294	$860,078
Shares held in corresponding Funds	62,453	215,129	104,426	12,710	39,100

UNIT VALUE
Intelligent Life Flexible Premium Variable Universal Life
Mortality & Expense Charge Band 1	17.18	17.22	34.58	41.49	25.07
Mortality & Expense Charge Band 2	17.76	17.79	35.75	42.90	25.92
Mortality & Expense Charge Band 3	18.36	18.39	36.96	44.35	26.80

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2016

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account—Class 1 Sub-Account	PVC Midcap Account—Class 1 Sub-Account	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account

INVESTMENT INCOME
Dividends	$13,374	$59,077	$57,299	$2,578	$—

Expenses
Mortality and expense risk charges	5,403	15,256	13,378	4,235	5,792
Total expenses	5,403	15,256	13,378	4,235	5,792
Net investment income (loss)	7,971	43,821	43,921	(1,657)	(5,792)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(25,310)	(58,424)	8,183	(6,891)	(2,038)
Capital gain distributions	—	—	105,144	103,653	—
Net realized gain (loss)	(25,310)	(58,424)	113,327	96,762	(2,038)
Net change in unrealized appreciation (depreciation) on investments	55,069	114,031	126,169	(16,884)	12,103
Net realized and unrealized gain (loss) on investments	29,759	55,607	239,496	79,878	10,065
Net increase (decrease) in net assets from operations	$37,730	$99,428	$283,417	$78,221	$4,273

B-20	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	T. Rowe Price® Health Sciences Portfolio I Sub-Account

ASSETS
Investments, at value	$508,516	$115,792	$194,545	$1,186,421	$725,877
Total assets	$508,516	$115,792	$194,545	$1,186,421	$725,877

NET ASSETS—Accumulation fund	$508,516	$115,792	$194,545	$1,186,421	$725,877

Investments, at cost	$490,900	$101,548	$187,140	$1,338,357	$782,063
Shares held in corresponding Funds	19,409	4,314	17,511	141,073	20,955

UNIT VALUE
Intelligent Life Flexible Premium Variable Universal Life
Mortality & Expense Charge Band 1	39.02	35.79	19.21	18.88	24.96
Mortality & Expense Charge Band 2	40.34	37.00	19.85	19.52	25.09
Mortality & Expense Charge Band 3	41.71	—	20.52	20.17	25.26

	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	T. Rowe Price® Health Sciences Portfolio I Sub-Account

INVESTMENT INCOME
Dividends	$—	$—	$1,235	$19,319	$—

Expenses
Mortality and expense risk charges	3,496	1,007	1,585	7,786	4,430
Total expenses	3,496	1,007	1,585	7,786	4,430
Net investment income (loss)	(3,496)	(1,007)	(350)	11,533	(4,430)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(161,442)	19,462	(29,056)	(421,902)	(107,687)
Capital gain distributions	—	—	—	190,970	5,282
Net realized gain (loss)	(161,442)	19,462	(29,056)	(230,932)	(102,405)
Net change in unrealized appreciation (depreciation) on investments	275,664	(4,967)	65,929	441,924	1,755
Net realized and unrealized gain (loss) on investments	114,222	14,495	36,873	210,992	(100,650)
Net increase (decrease) in net assets from operations	$110,726	$13,488	$36,523	$222,525	$(105,080)

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-21

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2016

	T. Rowe Price® Limited Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account

ASSETS
Investments, at value	$1,862,562	$1,691,914	$1,741,870	$2,634,599	$1,194,923
Total assets	$1,862,562	$1,691,914	$1,741,870	$2,634,599	$1,194,923

NET ASSETS—Accumulation fund	$1,862,562	$1,691,914	$1,741,870	$2,634,599	$1,194,923

Investments, at cost	$1,876,644	$1,669,412	$1,650,517	$2,467,116	$1,145,222
Shares held in corresponding Funds	384,827	228,021	61,420	73,943	149,552

UNIT VALUE
Intelligent Life Flexible Premium Variable Universal Life
Mortality & Expense Charge Band 1	24.84	13.14	28.13	28.57	27.38
Mortality & Expense Charge Band 2	25.20	13.58	28.30	28.74	27.54
Mortality & Expense Charge Band 3	25.56	14.04	28.48	28.92	27.71

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2016

	T. Rowe Price® Limited Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account

INVESTMENT INCOME
Dividends	$22,889	$18,792	$9,825	$42,498	$18,833

Expenses
Mortality and expense risk charges	10,739	11,900	7,004	14,786	4,273
Total expenses	10,739	11,900	7,004	14,786	4,273
Net investment income (loss)	12,150	6,892	2,821	27,712	14,560

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(3,440)	(403,971)	20,379	11,107	(5,236)
Capital gain distributions	—	—	24,206	34,715	—
Net realized gain (loss)	(3,440)	(403,971)	44,585	45,822	(5,236)
Net change in unrealized appreciation (depreciation) on investments	1,814	666,187	96,600	172,432	54,763
Net realized and unrealized gain (loss) on investments	(1,626)	262,216	141,185	218,254	49,527
Net increase (decrease) in net assets from operations	$10,524	$269,108	$144,006	$245,966	$64,087

B-22	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF REIT Index Portfolio Sub-Account	Vanguard VIF Small Co Growth Portfolio Sub-Account	Vanguard VIF Total Bond Mkt Index Portfolio Sub-Account	VY Clarion Global Real Estate Portfolio— Class I Sub-Account

ASSETS
Investments, at value	$2,063,166	$1,912,601	$1,723,835	$1,750,280	$639,710
Total assets	$2,063,166	$1,912,601	$1,723,835	$1,750,280	$639,710

NET ASSETS—Accumulation fund	$2,063,166	$1,912,601	$1,723,835	$1,750,280	$639,710

Investments, at cost	$1,975,559	$1,901,285	$1,605,473	$1,778,782	$659,119
Shares held in corresponding Funds	97,734	141,884	80,178	148,707	54,583

UNIT VALUE
Intelligent Life Flexible Premium Variable Universal Life
Mortality & Expense Charge Band 1	27.80	27.61	28.63	25.17	36.68
Mortality & Expense Charge Band 2	27.98	27.78	28.80	25.32	37.42
Mortality & Expense Charge Band 3	28.15	27.95	28.98	25.48	38.17

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF REIT Index Portfolio Sub-Account	Vanguard VIF Small Co Growth Portfolio Sub-Account	Vanguard VIF Total Bond Mkt Index Portfolio Sub-Account	VY Clarion Global Real Estate Portfolio— Class I Sub-Account

INVESTMENT INCOME
Dividends	$15,776	$19,147	$3,359	$15,945	$8,859

Expenses
Mortality and expense risk charges	8,781	7,885	6,640	6,634	4,043
Total expenses	8,781	7,885	6,640	6,634	4,043
Net investment income (loss)	6,995	11,262	(3,281)	9,311	4,816

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(38,162)	(8,205)	(23,141)	721	7,894
Capital gain distributions	78,450	50,802	85,274	1,899	—
Net realized gain (loss)	40,288	42,597	62,133	2,620	7,894
Net change in unrealized appreciation (depreciation) on investments	116,121	7,253	136,412	(24,949)	(12,329)
Net realized and unrealized gain (loss) on investments	156,409	49,850	198,545	(22,329)	(4,435)
Net increase (decrease) in net assets from operations	$163,404	$61,112	$195,264	$(13,018)	$381

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-23

Statements of assets and liabilities TIAA-CREF Life Separate Account VLI-1 ∎ December 31, 2016	concluded

	Wanger International Sub-Account	Wanger Select Sub-Account	Wanger USA Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

ASSETS
Investments, at value	$885,389	$323,314	$277,455	$545,634
Total assets	$885,389	$323,314	$277,455	$545,634

NET ASSETS—Accumulation fund	$885,389	$323,314	$277,455	$545,634

Investments, at cost	$1,023,244	$382,344	$337,555	$556,129
Shares held in corresponding Funds	37,453	16,927	10,458	76,958

UNIT VALUE
Intelligent Life Flexible Premium Variable Universal Life
Mortality & Expense Charge Band 1	53.31	42.49	66.92	14.95
Mortality & Expense Charge Band 2	55.12	43.90	69.19	15.39
Mortality & Expense Charge Band 3	56.99	45.37	—	15.84

Statements of operations

TIAA-CREF Life Separate Account VLI-1  ∎  For the period or year ended December 31, 2016

	Wanger International Sub-Account	Wanger Select Sub-Account	Wanger USA Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

INVESTMENT INCOME
Dividends	$10,692	$556	$—	$32,841

Expenses
Mortality and expense risk charges	6,325	2,062	1,875	3,299
Total expenses	6,325	2,062	1,875	3,299
Net investment income (loss)	4,367	(1,506)	(1,875)	29,542

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(118,379)	(37,416)	(30,794)	(28,353)
Capital gain distributions	74,869	91,314	68,736	—
Net realized gain (loss)	(43,510)	53,898	37,942	(28,353)
Net change in unrealized appreciation (depreciation) on investments	20,744	(15,133)	(13,478)	73,114
Net realized and unrealized gain (loss) on investments	(22,766)	38,765	24,464	44,761
Net increase (decrease) in net assets from operations	$(18,399)	$37,259	$22,589	$74,303

B-24	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	TIAA-CREF Life Balanced Sub-Account		TIAA-CREF Life Bond Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$27,470	$32,114	$75,552	$85,238
Net realized gain (loss)	9,651	18,876	6,907	20,698
Net change in unrealized appreciation (depreciation) on investments	33,440	(58,852)	12,694	(111,394)
Net increase (decrease) in net assets from operations	70,561	(7,862)	95,153	(5,458)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	326,669	324,842	567,408	387,580
Net contractowner transfers	(191,249)	786,346	(116,014)	(334,002)
Withdrawals and death benefits (b)	(16,751)	(128,312)	(234,742)	(323,828)
Net increase (decrease) in net assets resulting from contractowner transactions	118,669	982,876	216,652	(270,250)
Net increase (decrease) in net assets	189,230	975,014	311,805	(275,708)

NET ASSETS
Beginning of period	1,321,155	346,141	3,082,203	3,357,911
End of period	$1,510,385	$1,321,155	$3,394,008	$3,082,203

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	50,094	13,223	88,950	96,233
Units purchased	12,079	12,128	16,013	11,210
Units sold/transferred	(7,953)	24,743	(10,515)	(18,493)
End of period	54,220	50,094	94,448	88,950

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-25

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	TIAA-CREF Life Growth Equity Sub-Account		TIAA-CREF Life Growth & Income Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$4,241	$(10,229)	$64,000	$50,567
Net realized gain (loss)	206,593	303,020	778,275	973,945
Net change in unrealized appreciation (depreciation) on investments	(246,233)	101,111	(228,584)	(761,585)
Net increase (decrease) in net assets from operations	(35,399)	393,902	613,691	262,927

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	327,376	303,069	414,110	467,102
Net contractowner transfers	332,222	(134,823)	152,784	(774,623)
Withdrawals and death benefits (b)	(427,693)	(200,995)	(1,264,424)	(749,987)
Net increase (decrease) in net assets resulting from contractowner transactions	231,905	(32,749)	(697,530)	(1,057,508)
Net increase (decrease) in net assets	196,506	361,153	(83,839)	(794,581)

NET ASSETS
Beginning of period	4,239,637	3,878,484	8,072,832	8,867,413
End of period	$4,436,143	$4,239,637	$7,988,993	$8,072,832

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	129,475	129,224	157,668	178,842
Units purchased	10,475	9,737	8,206	9,336
Units sold/transferred	(2,372)	(9,486)	(20,492)	(30,510)
End of period	137,578	129,475	145,382	157,668

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life International Equity Sub-Account		TIAA-CREF Life Large-Cap Value Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$86,808	$57,641	$26,345	$24,970
Net realized gain (loss)	15,421	189,396	46,934	280,266
Net change in unrealized appreciation (depreciation) on investments	(55,828)	(363,293)	391,219	(458,433)
Net increase (decrease) in net assets from operations	46,401	(116,256)	464,498	(153,197)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	597,943	667,510	410,454	238,954
Net contractowner transfers	1,070,088	(6,698)	(380,864)	395,290
Withdrawals and death benefits (b)	(329,925)	(559,169)	(225,241)	(26,075)
Net increase (decrease) in net assets resulting from contractowner transactions	1,338,106	101,643	(195,651)	608,169
Net increase (decrease) in net assets	1,384,507	(14,613)	268,847	454,972

NET ASSETS
Beginning of period	6,914,548	6,929,161	2,537,668	2,082,696
End of period	$8,299,055	$6,914,548	$2,806,515	$2,537,668

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	265,221	261,432	47,886	37,087
Units purchased	23,643	24,042	7,650	4,302
Units sold/transferred	29,125	(20,253)	(10,648)	6,497
End of period	317,989	265,221	44,888	47,886

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-27

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	TIAA-CREF Life Money Market Sub-Account		TIAA-CREF Life Real Estate Securities Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$(41,462)	$(46,836)	$70,382	$71,902
Net realized gain (loss)	—	—	346,278	624,360
Net change in unrealized appreciation (depreciation) on investments	—	—	(332,630)	(567,820)
Net increase (decrease) in net assets from operations	(41,462)	(46,836)	84,030	128,442

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	12,939,517	15,903,352	205,982	302,584
Net contractowner transfers	(5,812,594)	(13,965,056)	(346,007)	(119,411)
Withdrawals and death benefits (b)	(2,613,379)	(1,693,085)	(237,922)	(251,852)
Net increase (decrease) in net assets resulting from contractowner transactions	4,513,544	245,211	(377,947)	(68,679)
Net increase (decrease) in net assets	4,472,082	198,375	(293,917)	59,763

NET ASSETS
Beginning of period	6,667,852	6,469,477	3,689,875	3,630,112
End of period	$11,139,934	$6,667,852	$3,395,958	$3,689,875

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	6,367,590	6,092,080	63,847	65,211
Units purchased	12,580,191	15,414,042	3,540	5,383
Units sold/transferred	(8,329,044)	(15,138,532)	(10,525)	(6,747)
End of period	10,618,737	6,367,590	56,862	63,847

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	TIAA-CREF Life Small-Cap Equity Sub-Account		TIAA-CREF Life Social Choice Equity Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$6,888	$(427)	$30,271	$32,535
Net realized gain (loss)	16,132	169,901	142,278	242,906
Net change in unrealized appreciation (depreciation) on investments	417,059	(165,405)	24,678	(337,231)
Net increase (decrease) in net assets from operations	440,079	4,069	197,227	(61,790)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	323,525	289,668	86,259	113,299
Net contractowner transfers	168,139	(37,436)	(7,031)	(612,991)
Withdrawals and death benefits (b)	(120,533)	(298,332)	(72,372)	(81,491)
Net increase (decrease) in net assets resulting from contractowner transactions	371,131	(46,100)	6,856	(581,183)
Net increase (decrease) in net assets	811,210	(42,031)	204,083	(642,973)

NET ASSETS
Beginning of period	1,844,525	1,886,556	1,526,591	2,169,564
End of period	$2,655,735	$1,844,525	$1,730,674	$1,526,591

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	32,908	33,308	32,866	45,909
Units purchased	5,824	5,067	1,902	2,521
Units sold/transferred	1,003	(5,467)	(1,750)	(15,564)
End of period	39,735	32,908	33,018	32,866

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-29

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	TIAA-CREF Life Stock Index Sub-Account		Calamos Growth & Income Portfolio Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$440,888	$334,480	$9,202	$15,899
Net realized gain (loss)	1,549,898	1,509,007	(18,346)	34,186
Net change in unrealized appreciation (depreciation) on investments	876,697	(1,862,968)	34,205	(46,405)
Net increase (decrease) in net assets from operations	2,867,483	(19,481)	25,061	3,680

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	2,568,900	1,911,991	45,409	58,096
Net contractowner transfers	726,584	2,293,898	(248,363)	(29,978)
Withdrawals and death benefits (b)	(532,768)	(1,136,193)	(42,346)	(60,427)
Net increase (decrease) in net assets resulting from contractowner transactions	2,762,716	3,069,696	(245,300)	(32,309)
Net increase (decrease) in net assets	5,630,199	3,050,215	(220,239)	(28,629)

NET ASSETS
Beginning of period	22,831,717	19,781,502	751,231	779,860
End of period	$28,461,916	$22,831,717	$530,992	$751,231

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	424,452	366,587	32,785	34,202
Units purchased	48,711	36,191	2,016	2,569
Units sold/transferred	1,236	21,674	(12,989)	(3,986)
End of period	474,399	424,452	21,812	32,785

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-30	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account		ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$(1,015)	$(4,796)	$(2,313)	$(2,998)
Net realized gain (loss)	(97,028)	289,634	(20,184)	(17,335)
Net change in unrealized appreciation (depreciation) on investments	120,296	(309,003)	36,446	(3,397)
Net increase (decrease) in net assets from operations	22,253	(24,165)	13,949	(23,730)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	480,972	234,660	35,510	87,324
Net contractowner transfers	(298,273)	106,555	(71,895)	(140,852)
Withdrawals and death benefits (b)	(98,517)	(162,231)	(101,811)	(40,592)
Net increase (decrease) in net assets resulting from contractowner transactions	84,182	178,984	(138,196)	(94,120)
Net increase (decrease) in net assets	106,435	154,819	(124,247)	(117,850)

NET ASSETS
Beginning of period	1,383,445	1,228,626	417,899	535,749
End of period	$1,489,880	$1,383,445	$293,652	$417,899

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	71,676	62,017	14,025	17,115
Units purchased	25,959	11,663	1,287	2,810
Units sold/transferred	(21,188)	(2,004)	(5,877)	(5,900)
End of period	76,447	71,676	9,435	14,025

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-31

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	Credit Suisse Trust—Commodity Return Strategy Portfolio Class Sub-Account		DFA VA Global Bond Portfolio Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$(60)	$(145)	$19,199	$14,240
Net realized gain (loss)	(454)	(4,437)	11,753	4,746
Net change in unrealized appreciation (depreciation) on investments	1,027	(882)	(15,815)	(20,080)
Net increase (decrease) in net assets from operations	513	(5,464)	15,137	(1,094)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	—	132	160,111	590,901
Net contractowner transfers	5,015	39,113	135,805	460,524
Withdrawals and death benefits (b)	(338)	(30,653)	(86,130)	(31,989)
Net increase (decrease) in net assets resulting from contractowner transactions	4,677	8,592	209,786	1,019,436
Net increase (decrease) in net assets	5,190	3,128	224,923	1,018,342

NET ASSETS
Beginning of period	3,363	235	1,502,985	484,643
End of period	$8,553	$3,363	$1,727,908	$1,502,985

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	218	11	57,384	18,761
Units purchased	—	7	6,047	22,683
Units sold/transferred	279	200	1,861	15,940
End of period	497	218	65,292	57,384

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-32	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	DFA VA Global Moderate Allocation Portfolio Sub-Account		DFA VA International Small Portfolio Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$33,394	$24,526	$55,020	$36,252
Net realized gain (loss)	(7,667)	(65,992)	(27,311)	44,070
Net change in unrealized appreciation (depreciation) on investments	210,300	(35,591)	140,327	(37,422)
Net increase (decrease) in net assets from operations	236,027	(77,057)	168,036	42,900

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	582,361	1,445,990	599,510	685,540
Net contractowner transfers	19,241	973,979	388,298	845,645
Withdrawals and death benefits (b)	(39,638)	(167,012)	(202,061)	(180,966)
Net increase (decrease) in net assets resulting from contractowner transactions	561,964	2,252,957	785,747	1,350,219
Net increase (decrease) in net assets	797,991	2,175,900	953,783	1,393,119

NET ASSETS
Beginning of period	2,448,972	273,072	2,197,028	803,909
End of period	$3,246,963	$2,448,972	$3,150,811	$2,197,028

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	95,746	10,428	67,473	26,054
Units purchased	22,965	54,865	18,228	21,050
Units sold/transferred	(1,696)	30,453	5,844	20,369
End of period	117,015	95,746	91,545	67,473

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-33

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	DFA VA International Value Portfolio Sub-Account		DFA VA Short-Term Fixed Portfolio Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$90,275	$61,332	$2,958	$968
Net realized gain (loss)	(193,688)	(20,836)	532	1,419
Net change in unrealized appreciation (depreciation) on investments	401,074	(221,142)	797	(5,681)
Net increase (decrease) in net assets from operations	297,661	(180,646)	4,287	(3,294)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	721,797	940,466	159,625	628,894
Net contractowner transfers	433,063	669,381	(36,498)	728,401
Withdrawals and death benefits (b)	(187,073)	(179,996)	(104,888)	(232,202)
Net increase (decrease) in net assets resulting from contractowner transactions	967,787	1,429,851	18,239	1,125,093
Net increase (decrease) in net assets	1,265,448	1,249,205	22,526	1,121,799

NET ASSETS
Beginning of period	2,342,290	1,093,085	1,504,782	382,983
End of period	$3,607,738	$2,342,290	$1,527,308	$1,504,782

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	84,045	36,349	60,650	15,483
Units purchased	26,474	31,216	6,509	25,657
Units sold/transferred	8,711	16,480	(5,740)	19,510
End of period	119,230	84,045	61,419	60,650

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-34	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	DFA VA US Large Value Portfolio Sub-Account		DFA VA US Targeted Value Portfolio Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$76,127	$47,038	$19,857	$18,359
Net realized gain (loss)	(596)	224,666	47,747	148,862
Net change in unrealized appreciation (depreciation) on investments	734,398	(364,855)	783,703	(288,677)
Net increase (decrease) in net assets from operations	809,929	(93,151)	851,307	(121,456)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	825,922	1,138,765	678,073	959,349
Net contractowner transfers	1,232,011	207,115	661,306	416,987
Withdrawals and death benefits (b)	(233,519)	(291,517)	(283,784)	(113,308)
Net increase (decrease) in net assets resulting from contractowner transactions	1,824,414	1,054,363	1,055,595	1,263,028
Net increase (decrease) in net assets	2,634,343	961,212	1,906,902	1,141,572

NET ASSETS
Beginning of period	3,081,893	2,120,681	2,327,760	1,186,188
End of period	$5,716,236	$3,081,893	$4,234,662	$2,327,760

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	78,019	51,678	61,717	29,682
Units purchased	20,259	28,242	17,097	24,459
Units sold/transferred	23,923	(1,901)	9,635	7,576
End of period	122,201	78,019	88,449	61,717

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-35

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	DFA VIT Inflation Protected Securities Portfolio Sub-Account	Delaware VIP Diversified Income Series—Standard Class Sub-Account
	December 31, 2016^	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$5,775	$70,479	$63,110
Net realized gain (loss)	273	(81,668)	16,190
Net change in unrealized appreciation (depreciation) on investments	(5,156)	78,324	(129,156)
Net increase (decrease) in net assets from operations	892	67,135	(49,856)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	880	189,653	243,162
Net contractowner transfers	513,179	(872,860)	612,335
Withdrawals and death benefits (b)	(819)	(130,912)	(361,624)
Net increase (decrease) in net assets resulting from contractowner transactions	513,240	(814,119)	493,873
Net increase (decrease) in net assets	514,132	(746,984)	444,017

NET ASSETS
Beginning of period	—	2,733,435	2,289,418
End of period	$514,132	$1,986,451	$2,733,435

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	179,293	148,094
Units purchased	35	12,146	15,702
Units sold/transferred	20,851	(65,181)	15,497
End of period	20,886	126,258	179,293

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
^	For the period July 5, 2016 (commencement of operations) to December 31, 2016.

B-36	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Delaware VIP International Value Equity Series—Standard Class Sub-Account		Delaware VIP Small Cap Value Series—Standard Class Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$13,723	$11,507	$5,927	$1,819
Net realized gain (loss)	(55,625)	(18,781)	67,875	134,830
Net change in unrealized appreciation (depreciation) on investments	94,860	(19,586)	448,456	(244,807)
Net increase (decrease) in net assets from operations	52,958	(26,860)	522,258	(108,158)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	246,860	284,479	181,622	227,346
Net contractowner transfers	59,319	446,275	359,160	(65,411)
Withdrawals and death benefits (b)	(43,219)	(54,280)	(71,234)	(69,243)
Net increase (decrease) in net assets resulting from contractowner transactions	262,960	676,474	469,548	92,692
Net increase (decrease) in net assets	315,918	649,614	991,806	(15,466)

NET ASSETS
Beginning of period	1,437,691	788,077	1,521,686	1,537,152
End of period	$1,753,609	$1,437,691	$2,513,492	$1,521,686

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	66,048	36,343	28,325	26,654
Units purchased	11,583	12,305	3,220	4,017
Units sold/transferred	(42)	17,400	4,259	(2,346)
End of period	77,589	66,048	35,804	28,325

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-37

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	Franklin Income VIP Fund—Class 1 Sub-Account		Franklin Mutual Shares VIP Fund—Class 1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$35,737	$51,152	$15,832	$31,692
Net realized gain (loss)	(8,604)	(45,202)	24,154	111,939
Net change in unrealized appreciation (depreciation) on investments	75,334	(74,882)	79,278	(209,092)
Net increase (decrease) in net assets from operations	102,467	(68,932)	119,264	(65,461)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	93,638	120,589	26,801	74,786
Net contractowner transfers	(12,820)	(271,662)	(313,374)	(105,057)
Withdrawals and death benefits (b)	(119,117)	(32,975)	(58,196)	(44,406)
Net increase (decrease) in net assets resulting from contractowner transactions	(38,299)	(184,048)	(344,769)	(74,677)
Net increase (decrease) in net assets	64,168	(252,980)	(225,505)	(140,138)

NET ASSETS
Beginning of period	760,593	1,013,573	1,149,340	1,289,478
End of period	$824,761	$760,593	$923,835	$1,149,340

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	30,236	37,055	41,177	43,642
Units purchased	3,537	4,455	959	2,604
Units sold/transferred	(4,950)	(11,274)	(13,500)	(5,069)
End of period	28,823	30,236	28,636	41,177

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-38	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account		Janus Aspen Forty Portfolio— Institutional Shares Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$(5,248)	$(9,175)	$(9,843)	$(7,908)
Net realized gain (loss)	(274,497)	277,392	178,639	123,499
Net change in unrealized appreciation (depreciation) on investments	287,916	(306,509)	(155,414)	38,094
Net increase (decrease) in net assets from operations	8,171	(38,292)	13,382	153,685

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	61,690	137,798	71,744	77,297
Net contractowner transfers	(758,289)	253,017	(17,527)	635,707
Withdrawals and death benefits (b)	(51,418)	(102,468)	(117,746)	(53,381)
Net increase (decrease) in net assets resulting from contractowner transactions	(748,017)	288,347	(63,529)	659,623
Net increase (decrease) in net assets	(739,846)	250,055	(50,147)	813,308

NET ASSETS
Beginning of period	1,364,993	1,114,938	1,960,294	1,146,986
End of period	$625,147	$1,364,993	$1,910,147	$1,960,294

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	35,412	28,204	30,819	20,310
Units purchased	1,679	3,333	1,184	1,307
Units sold/transferred	(21,587)	3,875	(2,403)	9,202
End of period	15,504	35,412	29,600	30,819

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-39

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	Janus Aspen Overseas Portfolio—Institutional Shares Sub-Account		Janus Aspen Perkins Mid-Cap Value Portfolio—Institutional Shares Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$31,851	$(1,125)	$6,883	$4,451
Net realized gain (loss)	(453,967)	5,549	129,544	56,967
Net change in unrealized appreciation (depreciation) on investments	296,317	(135,819)	73,708	(96,849)
Net increase (decrease) in net assets from operations	(125,799)	(131,395)	210,135	(35,431)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	32,300	62,941	99,297	81,358
Net contractowner transfers	(611,624)	99,267	432,154	(103,024)
Withdrawals and death benefits (b)	(60,060)	(139,278)	(52,871)	(45,349)
Net increase (decrease) in net assets resulting from contractowner transactions	(639,384)	22,930	478,580	(67,015)
Net increase (decrease) in net assets	(765,183)	(108,465)	688,715	(102,446)

NET ASSETS
Beginning of period	1,347,554	1,456,019	831,258	933,704
End of period	$582,371	$1,347,554	$1,519,973	$831,258

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	28,144	27,656	29,293	31,481
Units purchased	745	1,233	3,357	2,852
Units sold/transferred	(15,922)	(745)	12,052	(5,040)
End of period	12,967	28,144	44,702	29,293

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-40	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	John Hancock Emerging Markets Value Trust Sub-Account		Matson Money Fixed Income VI Portfolio Sub-Account
	December 31, 2016	December 31, 2015§	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$12,309	$2,676	$(812)	$(2,112)
Net realized gain (loss)	12,927	(6,956)	3,918	360
Net change in unrealized appreciation (depreciation) on investments	43,928	(28,044)	(4,318)	(1,854)
Net increase (decrease) in net assets from operations	69,164	(32,324)	(1,212)	(3,606)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	267,738	101,047	227,800	407,631
Net contractowner transfers	306,620	234,241	11,848	5,152
Withdrawals and death benefits (b)	(25,353)	(10,636)	(21,654)	(15,661)
Net increase (decrease) in net assets resulting from contractowner transactions	549,005	324,652	217,994	397,122
Net increase (decrease) in net assets	618,169	292,328	216,782	393,516

NET ASSETS
Beginning of period	292,328	—	460,828	67,312
End of period	$910,497	$292,328	$677,610	$460,828

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	14,326	—	18,712	2,706
Units purchased	11,445	4,499	9,249	16,474
Units sold/transferred	12,212	9,827	(411)	(468)
End of period	37,983	14,326	27,550	18,712

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
§	For the period January 21, 2015 (commencement of operations to December 31, 2015).

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-41

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	Matson Money International Equity VI Portfolio Sub-Account		Matson Money U.S. Equity VI Portfolio Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$5,458	$1,140	$1,021	$148
Net realized gain (loss)	(6,486)	2,254	10,771	11,505
Net change in unrealized appreciation (depreciation) on investments	23,165	(19,789)	66,324	(30,847)
Net increase (decrease) in net assets from operations	22,137	(16,395)	78,116	(19,194)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	184,612	154,698	238,398	230,337
Net contractowner transfers	911	16,710	(12,568)	16,293
Withdrawals and death benefits (b)	(20,886)	(11,009)	(27,883)	(13,643)
Net increase (decrease) in net assets resulting from contractowner transactions	164,637	160,399	197,947	232,987
Net increase (decrease) in net assets	186,774	144,004	276,063	213,793

NET ASSETS
Beginning of period	216,015	72,011	308,976	95,183
End of period	$402,789	$216,015	$585,039	$308,976

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	9,823	3,126	12,194	3,566
Units purchased	8,226	6,463	8,583	8,552
Units sold/transferred	(903)	234	(1,470)	76
End of period	17,146	9,823	19,307	12,194

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-42	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	MFS Global Equity Series—Initial Class Sub-Account		MFS Growth Series—Initial Class Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$4,724	$4,558	$(4,227)	$(6,633)
Net realized gain (loss)	53,287	113,447	86,560	218,814
Net change in unrealized appreciation (depreciation) on investments	15,119	(134,975)	(102,511)	(141,090)
Net increase (decrease) in net assets from operations	73,130	(16,970)	(20,178)	71,091

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	147,391	173,011	9,446	18,938
Net contractowner transfers	110,327	(62,370)	(654,652)	(267,734)
Withdrawals and death benefits (b)	(103,582)	(139,775)	(99,438)	(23,161)
Net increase (decrease) in net assets resulting from contractowner transactions	154,136	(29,134)	(744,644)	(271,957)
Net increase (decrease) in net assets	227,266	(46,104)	(764,822)	(200,866)

NET ASSETS
Beginning of period	927,514	973,618	1,071,024	1,271,890
End of period	$1,154,780	$927,514	$306,202	$1,071,024

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	38,403	39,539	24,808	31,361
Units purchased	5,905	6,792	223	458
Units sold/transferred	374	(7,928)	(18,057)	(7,011)
End of period	44,682	38,403	6,974	24,808

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-43

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account		MFS Utilities Series—Initial Class Sub-Account
	December 31, 2016	December 31, 2015‡‡	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$33	$256	$14,513	$13,489
Net realized gain (loss)	32,840	28,320	(39,760)	36,009
Net change in unrealized appreciation (depreciation) on investments	(9,412)	(46,710)	74,816	(111,268)
Net increase (decrease) in net assets from operations	23,461	(18,134)	49,569	(61,770)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	37,352	41,786	80,196	50,247
Net contractowner transfers	(121,271)	743,383	(11,404)	45,353
Withdrawals and death benefits (b)	(79,384)	(34,304)	(118,873)	(19,759)
Net increase (decrease) in net assets resulting from contractowner transactions	(163,303)	750,865	(50,081)	75,841
Net increase (decrease) in net assets	(139,842)	732,731	(512)	14,071

NET ASSETS
Beginning of period	732,731	—	427,668	413,597
End of period	$592,889	$732,731	$427,156	$427,668

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	38,615	—	9,170	7,578
Units purchased	1,953	2,210	1,551	917
Units sold/transferred	(10,819)	36,405	(2,463)	675
End of period	29,749	38,615	8,258	9,170

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
‡‡	For the period March 27, 2015 (commencement of operations) to December 31, 2015.

B-44	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Large Cap Value Portf Sub-Account		Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Val Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$(137)	$(81)	$2,751	$3,265
Net realized gain (loss)	13,799	25,947	101,883	45,951
Net change in unrealized appreciation (depreciation) on investments	32,988	(49,823)	184,612	(169,768)
Net increase (decrease) in net assets from operations	46,650	(23,957)	289,246	(120,552)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	14,035	12,232	337,855	306,383
Net contractowner transfers	90,520	(174,970)	104,710	783,386
Withdrawals and death benefits (b)	(16,751)	(9,389)	(43,256)	(79,535)
Net increase (decrease) in net assets resulting from contractowner transactions	87,804	(172,127)	399,309	1,010,234
Net increase (decrease) in net assets	134,454	(196,084)	688,555	889,682

NET ASSETS
Beginning of period	148,893	344,977	1,583,538	693,856
End of period	$283,347	$148,893	$2,272,093	$1,583,538

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	5,454	10,792	60,734	24,511
Units purchased	465	427	12,765	10,711
Units sold/transferred	2,142	(5,765)	1,875	25,512
End of period	8,061	5,454	75,374	60,734

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-45

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account		PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$19,550	$25,937	$1,157	$3,925
Net realized gain (loss)	(29,940)	(62,743)	(3,684)	(40,221)
Net change in unrealized appreciation (depreciation) on investments	121,472	(54,028)	29,611	(1,225)
Net increase (decrease) in net assets from operations	111,082	(90,834)	27,084	(37,521)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	83,167	187,318	18,440	71,022
Net contractowner transfers	50,150	(216,517)	(16,385)	37,687
Withdrawals and death benefits (b)	(194,465)	(145,197)	(25,375)	(22,428)
Net increase (decrease) in net assets resulting from contractowner transactions	(61,148)	(174,396)	(23,320)	86,281
Net increase (decrease) in net assets	49,934	(265,230)	3,764	48,760

NET ASSETS
Beginning of period	853,757	1,118,987	156,184	107,424
End of period	$903,691	$853,757	$159,948	$156,184

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	54,365	64,485	10,385	5,289
Units purchased	5,138	10,896	1,164	3,849
Units sold/transferred	(8,331)	(21,016)	(2,249)	1,247
End of period	51,172	54,365	9,300	10,385

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-46	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account		PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$32,150	$16,395	$7,971	$10,794
Net realized gain (loss)	(4,758)	(10,343)	(25,310)	(15,816)
Net change in unrealized appreciation (depreciation) on investments	41,667	(19,541)	55,069	(27,391)
Net increase (decrease) in net assets from operations	69,059	(13,489)	37,730	(32,413)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	159,859	168,728	32,067	104,369
Net contractowner transfers	125,952	221,436	(57,716)	(36,990)
Withdrawals and death benefits (b)	(18,318)	(133,184)	(26,309)	(9,761)
Net increase (decrease) in net assets resulting from contractowner transactions	267,493	256,980	(51,958)	57,618
Net increase (decrease) in net assets	336,552	243,491	(14,228)	25,205

NET ASSETS
Beginning of period	469,447	225,956	734,938	709,733
End of period	$805,999	$469,447	$720,710	$734,938

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	19,445	9,101	42,852	39,644
Units purchased	6,008	6,663	1,808	6,003
Units sold/transferred	4,120	3,681	(4,161)	(2,795)
End of period	29,573	19,445	40,499	42,852

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-47

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PVC Equity Income Account—Class 1 Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$43,821	$82,357	$43,921	$29,029
Net realized gain (loss)	(58,424)	(14,405)	113,327	59,845
Net change in unrealized appreciation (depreciation) on investments	114,031	(134,041)	126,169	(164,505)
Net increase (decrease) in net assets from operations	99,428	(66,089)	283,417	(75,631)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	388,045	350,459	390,712	402,941
Net contractowner transfers	222,980	167,535	336,285	73,121
Withdrawals and death benefits (b)	(234,292)	(127,565)	(173,349)	(81,085)
Net increase (decrease) in net assets resulting from contractowner transactions	376,733	390,429	553,648	394,977
Net increase (decrease) in net assets	476,161	324,340	837,065	319,346

NET ASSETS
Beginning of period	2,163,471	1,839,131	1,585,610	1,266,264
End of period	$2,639,632	$2,163,471	$2,422,675	$1,585,610

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	127,378	104,730	51,327	39,022
Units purchased	22,293	20,440	12,136	12,537
Units sold/transferred	(1,830)	2,208	4,461	(232)
End of period	147,841	127,378	67,924	51,327

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-48	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	PVC Midcap Account—Class 1 Sub-Account		Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$(1,657)	$(506)	$(5,792)	$(5,486)
Net realized gain (loss)	96,762	110,177	(2,038)	41,879
Net change in unrealized appreciation (depreciation) on investments	(16,884)	(93,656)	12,103	(9,270)
Net increase (decrease) in net assets from operations	78,221	16,015	4,273	27,123

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	88,571	101,659	61,824	143,533
Net contractowner transfers	(255,685)	39,487	(127,722)	147,618
Withdrawals and death benefits (b)	(174,335)	(107,367)	(16,633)	(31,010)
Net increase (decrease) in net assets resulting from contractowner transactions	(341,449)	33,779	(82,531)	260,141
Net increase (decrease) in net assets	(263,228)	49,794	(78,258)	287,264

NET ASSETS
Beginning of period	910,938	861,144	978,722	691,458
End of period	$647,710	$910,938	$900,464	$978,722

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	22,985	22,141	37,958	28,385
Units purchased	2,309	2,441	2,556	5,672
Units sold/transferred	(10,275)	(1,597)	(5,583)	3,901
End of period	15,019	22,985	34,931	37,958

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-49

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account		Prudential Series Fund—Value Portfolio—Class II Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$(3,496)	$(3,747)	$(1,007)	$(966)
Net realized gain (loss)	(161,442)	(38,864)	19,462	12,044
Net change in unrealized appreciation (depreciation) on investments	275,664	(134,303)	(4,967)	(22,818)
Net increase (decrease) in net assets from operations	110,726	(176,914)	13,488	(11,740)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	94,997	45,103	8,326	5,590
Net contractowner transfers	(60,140)	44,559	(10,849)	—
Withdrawals and death benefits (b)	(60,592)	(45,167)	(1,595)	(12,927)
Net increase (decrease) in net assets resulting from contractowner transactions	(25,735)	44,495	(4,118)	(7,337)
Net increase (decrease) in net assets	84,991	(132,419)	9,370	(19,077)

NET ASSETS
Beginning of period	423,525	555,944	106,422	125,499
End of period	$508,516	$423,525	$115,792	$106,422

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	13,092	12,133	3,221	3,448
Units purchased	2,717	1,138	260	160
Units sold/transferred	(3,178)	(179)	(307)	(387)
End of period	12,631	13,092	3,174	3,221

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-50	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account		Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$(350)	$(1,916)	$11,533	$906
Net realized gain (loss)	(29,056)	13,085	(230,932)	367,719
Net change in unrealized appreciation (depreciation) on investments	65,929	(45,359)	441,924	(575,289)
Net increase (decrease) in net assets from operations	36,523	(34,190)	222,525	(206,664)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	28,643	26,936	47,723	88,748
Net contractowner transfers	(90,242)	(12,892)	(469,457)	(4,516)
Withdrawals and death benefits (b)	(6,192)	(38,458)	(73,417)	(111,243)
Net increase (decrease) in net assets resulting from contractowner transactions	(67,791)	(24,414)	(495,151)	(27,011)
Net increase (decrease) in net assets	(31,268)	(58,604)	(272,626)	(233,675)

NET ASSETS
Beginning of period	225,813	284,417	1,459,047	1,692,722
End of period	$194,545	$225,813	$1,186,421	$1,459,047

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	13,665	14,971	90,154	91,676
Units purchased	1,764	1,493	2,927	5,018
Units sold/transferred	(5,540)	(2,799)	(32,219)	(6,540)
End of period	9,889	13,665	60,862	90,154

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-51

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	T. Rowe Price® Health Sciences Portfolio I Sub-Account		T. Rowe Price® Limited Term Bond Portfolio Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$(4,430)	$(2,226)	$12,150	$5,451
Net realized gain (loss)	(102,405)	46,177	(3,440)	(3,300)
Net change in unrealized appreciation (depreciation) on investments	1,755	(57,803)	1,814	(6,511)
Net increase (decrease) in net assets from operations	(105,080)	(13,852)	10,524	(4,360)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	83,663	146,494	186,805	134,860
Net contractowner transfers	57,083	765,345	198,595	348,026
Withdrawals and death benefits (b)	(204,304)	(10,843)	(44,437)	(221,769)
Net increase (decrease) in net assets resulting from contractowner transactions	(63,558)	900,996	340,963	261,117
Net increase (decrease) in net assets	(168,638)	887,144	351,487	256,757

NET ASSETS
Beginning of period	894,515	7,371	1,511,075	1,254,318
End of period	$725,877	$894,515	$1,862,562	$1,511,075

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	31,692	293	60,424	50,045
Units purchased	3,306	5,191	7,478	5,392
Units sold/transferred	(6,126)	26,208	5,945	4,987
End of period	28,872	31,692	73,847	60,424

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-52	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Templeton Developing Markets VIP Fund—Class 1 Sub-Account		Vanguard VIF Capital Growth Portfolio Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$6,892	$32,643	$2,821	$94
Net realized gain (loss)	(403,971)	3,398	44,585	3,608
Net change in unrealized appreciation (depreciation) on investments	666,187	(464,786)	96,600	(5,160)
Net increase (decrease) in net assets from operations	269,108	(428,745)	144,006	(1,458)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	139,052	247,139	286,647	69,438
Net contractowner transfers	(375,875)	207,871	482,451	854,262
Withdrawals and death benefits (b)	(140,655)	(264,520)	(91,919)	(8,979)
Net increase (decrease) in net assets resulting from contractowner transactions	(377,478)	190,490	677,179	914,721
Net increase (decrease) in net assets	(108,370)	(238,255)	821,185	913,263

NET ASSETS
Beginning of period	1,800,284	2,038,539	920,685	7,422
End of period	$1,691,914	$1,800,284	$1,741,870	$920,685

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	155,933	141,269	35,812	294
Units purchased	11,169	18,214	10,702	2,729
Units sold/transferred	(41,976)	(3,550)	14,813	32,789
End of period	125,126	155,933	61,327	35,812

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-53

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	Vanguard VIF Equity Index Portfolio Sub-Account		Vanguard VIF High Yield Bond Portfolio Sub-Account
	December 31, 2016	December 31, 2015#	December 31, 2016	December 31, 2015#

FROM OPERATIONS
Net investment income (loss)	$27,712	$(1,976)	$14,560	$294
Net realized gain (loss)	45,822	(626)	(5,236)	(1,325)
Net change in unrealized appreciation (depreciation) on investments	172,432	(4,949)	54,763	(5,062)
Net increase (decrease) in net assets from operations	245,966	(7,551)	64,087	(6,093)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	305,730	671,230	309,481	73,519
Net contractowner transfers	500,591	1,095,233	582,673	197,111
Withdrawals and death benefits (b)	(157,378)	(19,222)	(18,932)	(6,923)
Net increase (decrease) in net assets resulting from contractowner transactions	648,943	1,747,241	873,222	263,707
Net increase (decrease) in net assets	894,909	1,739,690	937,309	257,614

NET ASSETS
Beginning of period	1,739,690	—	257,614	—
End of period	$2,634,599	$1,739,690	$1,194,923	$257,614

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	67,241	—	10,347	—
Units purchased	11,550	25,715	11,606	2,891
Units sold/transferred	12,913	41,526	21,371	7,456
End of period	91,704	67,241	43,324	10,347

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
#	For the period January 21, 2015 (commencement of operations) to December 31, 2015.

B-54	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account		Vanguard VIF REIT Index Portfolio Sub-Account
	December 31, 2016	December 31, 2015#	December 31, 2016	December 31, 2015#

FROM OPERATIONS
Net investment income (loss)	$6,995	$(1,338)	$11,262	$489
Net realized gain (loss)	40,288	1,648	42,597	1,843
Net change in unrealized appreciation (depreciation) on investments	116,121	(28,514)	7,253	4,063
Net increase (decrease) in net assets from operations	163,404	(28,204)	61,112	6,395

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	415,480	338,920	625,171	231,050
Net contractowner transfers	440,169	785,106	697,441	410,844
Withdrawals and death benefits (b)	(41,988)	(9,721)	(87,503)	(31,909)
Net increase (decrease) in net assets resulting from contractowner transactions	813,661	1,114,305	1,235,109	609,985
Net increase (decrease) in net assets	977,065	1,086,101	1,296,221	616,380

NET ASSETS
Beginning of period	1,086,101	—	616,380	—
End of period	$2,063,166	$1,086,101	$1,912,601	$616,380

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	42,841	—	23,898	—
Units purchased	15,866	12,721	22,714	9,109
Units sold/transferred	14,897	30,120	22,159	14,789
End of period	73,604	42,841	68,771	23,898

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
#	For the period January 21, 2015 (commencement of operations) to December 31, 2015.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-55

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	Vanguard VIF Small Co Growth Portfolio Sub-Account		Vanguard VIF Total Bond Mkt Index Portfolio Sub-Account
	December 31, 2016	December 31, 2015#	December 31, 2016	December 31, 2015#

FROM OPERATIONS
Net investment income (loss)	$(3,281)	$(1,463)	$9,311	$3,370
Net realized gain (loss)	62,133	(1,111)	2,620	(4,721)
Net change in unrealized appreciation (depreciation) on investments	136,412	(18,050)	(24,949)	(3,553)
Net increase (decrease) in net assets from operations	195,264	(20,624)	(13,018)	(4,904)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	311,914	259,080	305,028	137,954
Net contractowner transfers	346,039	675,469	962,491	551,798
Withdrawals and death benefits (b)	(40,721)	(2,586)	(67,897)	(121,172)
Net increase (decrease) in net assets resulting from contractowner transactions	617,232	931,963	1,199,622	568,580
Net increase (decrease) in net assets	812,496	911,339	1,186,604	563,676

NET ASSETS
Beginning of period	911,339	—	563,676	—
End of period	$1,723,835	$911,339	$1,750,280	$563,676

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	36,092	—	22,667	—
Units purchased	12,065	9,845	11,887	5,530
Units sold/transferred	11,548	26,247	34,475	17,137
End of period	59,705	36,092	69,029	22,667

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
#	For the period January 21, 2015 (commencement of operations) to December 31, 2015.

B-56	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

continued

	VY Clarion Global Real Estate Portfolio—Class I Sub-Account		Wanger International Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$4,816	$13,927	$4,367	$7,225
Net realized gain (loss)	7,894	17,123	(43,510)	62,979
Net change in unrealized appreciation (depreciation) on investments	(12,329)	(41,766)	20,744	(78,403)
Net increase (decrease) in net assets from operations	381	(10,716)	(18,399)	(8,199)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	54,616	73,713	99,490	146,462
Net contractowner transfers	53,765	(181,771)	(29,423)	(42,492)
Withdrawals and death benefits (b)	(21,583)	(59,667)	(104,160)	(97,429)
Net increase (decrease) in net assets resulting from contractowner transactions	86,798	(167,725)	(34,093)	6,541
Net increase (decrease) in net assets	87,179	(178,441)	(52,492)	(1,658)

NET ASSETS
Beginning of period	552,531	730,972	937,881	939,539
End of period	$639,710	$552,531	$885,389	$937,881

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	14,839	19,177	16,761	16,716
Units purchased	1,429	1,925	1,801	2,528
Units sold/transferred	801	(6,263)	(2,429)	(2,483)
End of period	17,069	14,839	16,133	16,761

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-57

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-1 ∎ For the period or year ended

	Wanger Select Sub-Account		Wanger USA Sub-Account
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$(1,506)	$(1,807)	$(1,875)	$(2,472)
Net realized gain (loss)	53,898	45,758	37,942	79,392
Net change in unrealized appreciation (depreciation) on investments	(15,133)	(46,507)	(13,478)	(84,208)
Net increase (decrease) in net assets from operations	37,259	(2,556)	22,589	(7,288)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	18,511	31,608	14,647	16,356
Net contractowner transfers	14,601	39,208	7,487	(111,665)
Withdrawals and death benefits (b)	(21,260)	(14,149)	(65,659)	(6,004)
Net increase (decrease) in net assets resulting from contractowner transactions	11,852	56,667	(43,525)	(101,313)
Net increase (decrease) in net assets	49,111	54,111	(20,936)	(108,601)

NET ASSETS
Beginning of period	274,203	220,092	298,391	406,992
End of period	$323,314	$274,203	$277,455	$298,391

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	7,075	5,645	4,911	6,589
Units purchased	466	808	249	263
Units sold/transferred	(131)	622	(1,108)	(1,941)
End of period	7,410	7,075	4,052	4,911

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-58	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

concluded

	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment income (loss)	$29,542	$25,657
Net realized gain (loss)	(28,353)	(31,869)
Net change in unrealized appreciation (depreciation) on investments	73,114	(21,418)
Net increase (decrease) in net assets from operations	74,303	(27,630)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	48,596	114,094
Net contractowner transfers	(3,386)	(49,395)
Withdrawals and death benefits (b)	(11,310)	(144,272)
Net increase (decrease) in net assets resulting from contractowner transactions	33,900	(79,573)
Net increase (decrease) in net assets	108,203	(107,203)

NET ASSETS
Beginning of period	437,431	544,634
End of period	$545,634	$437,431

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	32,799	38,010
Units purchased	3,461	7,961
Units sold/transferred	(852)	(13,172)
End of period	35,408	32,799

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-59

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on May 23, 2001 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, a legal reserve life insurance company under the insurance laws of the State of New York, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the Flexible Premium Individual Variable Universal Life Insurance Policy (referred to as “VUL”) and the Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (referred to as “Intelligent Life”). Premiums received from the policies are allocated to the investment accounts (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (“Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA. Prior to October 1, 2016, Teachers Advisors, LLC was named Teachers Advisors, Inc. Accumulation Unit Values are calculated daily for each Sub-Account. VUL offers five investment Sub-Accounts and Intelligent Life offers 69 Sub-Accounts. Effective in 2008, VUL is no longer available to new customers. However, policy owners that existed prior to that date may continue to invest their premiums in the Sub-Accounts.

The following Sub-Account was added to the Separate Account:

Sub-Account	Inception Date	Commencement Date
DFA VIT Inflation Protected Securities Portfolio	June 17, 2016	July 5, 2016

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VLI-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

New Commission rule issuance: In October 2016, the Commission issued Final Rule Release No. 33-1023, Investment Company Reporting Modernization. This final rule modernizes investment company reporting by requiring the Account to file new form N-CEN. The requirements of this final rule in relation to form N-CEN must be adopted by June 1, 2018. Management is currently assessing the impact of this rule to the Separate Account’s financial statements and other filings.

Effective October 14, 2016, the TIAA-CREF Life Money Market Fund was converted to a Government Money Market Account in compliance with Securities and Exchange Commission Final Rule Release No. 33-9616, Money Market Reform.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and

B-60	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Certain portfolio investments that are measured at fair value using the net asset value per share practical expedient are not categorized within the fair value hierarchy. These investments will be disclosed at their fair value to allow reconciliation back to the Statements of Assets and Liabilities. As of December 31, 2016, no investments were valued utilizing the practical expedient.

A description of the valuation techniques applied to the Sub-Accounts’ investments follow:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Transfers between levels are recognized at the end of the reporting period. For the period ended December 31, 2016, there were no transfers between levels by the Sub-Accounts.

As of December 31, 2016, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

Daily charges are deducted from the net assets of the Flexible Premium Individual Variable Universal Life Sub-Accounts for services required to administer the Sub-Accounts and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Flexible Premium Individual Variable Universal Life Sub-Accounts. TIAA-CREF Life imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the Flexible Premium Individual Variable Universal Life Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks within the Intelligent Life Flexible Premium Variable Universal Life Sub-Accounts at an annual rate of 0.95% if the total investment value is less than $100,000; 0.65% if the investment value is $100,000 to $500,000; and 0.35% if the total investment value exceeds $500,000. For Policy Years 21 and greater, the annual rate will be 0.35% regardless of the value.

There are other daily, monthly, and annual fees and costs that a contractowner will pay when buying, owning and surrendering the policy. These fees and costs are assessed through redemption of units and include the following:

Flexible Premium Individual Variable Universal Life Expense Charges

TRANSACTION FEES

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Premium Expense Charge[1]	Upon receipt of each Premium payment	6.0% of each Premium payment	4.0% of each Premium payment
Surrender Charge	Not applicable	None	None
Transfer Charge[2]	Upon transfer	$25 per transfer	$0

[1]	We reserve the right to reduce or waive the Premium Expense Charge for particular contracts when we anticipate that our administration expenses will be lower. In addition, we reserve the right to waive the Premium Expense Charge for particular contracts when no premium tax is incurred.
[2]	We do not assess a transfer charge for the first 12 transfers each Policy Year. We do not currently charge for transfers, but we reserve the right to charge $25 for each transfer in excess of 12 in a Policy Year.

The following table describes the fees and expenses that an owner will pay periodically during the time that he or she owns the Policy, not including the fees and expenses of the portfolios.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Policy Unit Charge:[3]
SINGLE LIFE POLICY
Minimum and Maximum Charge	Monthly	Annual rate of $0.24–$1.20 per $1,000 of Face Amount (or increase in Face Amount)	Annual rate of $0.60 per $1,000 of Face Amount (or increase in Face Amount)[4]
Charge for an Insured with Issue Age of 46 and a Face Amount of $250,000 during the first Policy Year	Monthly	$270 annually	$150 annually

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-61

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
LAST SURVIVOR POLICY
Minimum and Maximum Charge	Monthly	Annual rate of $0.00–$1.50 per $1,000 of Face Amount (or increase in Face Amount)	Annual rate of $0.96 per $1,000 of Face Amount (or increase in Face Amount)[5]
Charge for Insureds with Issue Ages of 62 and a Face Amount of $1,000,000 during the first Policy Year	Monthly	$1,500 annually	$960 annually

[3]	The maximum guaranteed Policy Unit Charge varies based on the Issue Age, Face Amount, Policy Year, and whether the Policy is a Single Life or Last Survivor policy. The maximum guaranteed Policy Unit Charge shown in the table may not be typical of the charges you will pay. We reserve the right to reduce or waive the Policy Unit Charge for particular contracts when we anticipate that our administration expenses will be lower. For more information regarding the maximum guaranteed Policy Unit Charge, please see “Charges and Deductions—Monthly Charge—Policy Unit Charge.”
[4]	Currently, the Policy Unit Charge is deducted from single life Policies only during the first 15 Policy Years (or 15 years following an increase in Face Amount).
[5]	Currently, the Policy Unit Charge is deducted from last survivor Policies only during the first 20 Policy Years (or 20 years following an increase in Face Amount).

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Policy Fee:[6]
SINGLE LIFE POLICY
Minimum and Maximum Charge	Monthly	$72-$600 annually	$72-$600 annually
Charge for an Insured with Issue Age of 46 and during the first Policy Year	Monthly	$300 annually	$300 annually
LAST SURVIVOR POLICY
Minimum and Maximum Charge	Monthly	$72–$996 annually	$72–$996 annually
Charge for Insureds with Issue Ages of 62 during the first Policy Year	Monthly	$996 annually	$996 annually
Cost of Insurance:[7]
SINGLE LIFE POLICY
Minimum and Maximum Charge	Monthly	Annual rate of $0.68–$1,000 per $1,000 of net amount at risk	Annual rate of $0.19–$265.42[8] per $1,000 of net amount at risk
Charge for a Preferred Non-Tobacco Male Insured selecting Death Benefit Option 1 with an Issue Age of 46 during the First Policy Year	Monthly	Annual rate of $3.73 per $1,000 of net amount at risk	Annual rate of $1.72 per $1,000 of net amount at risk

[6]	Policy fees vary based on Issue Age, Policy Year, and whether the policy is a Single Life or Last Survivor policy. We reserve the right to reduce or waive the Policy Fee for particular contracts when we anticipate that our administration expenses will be lower. The policy fees shown in the table may not be typical of the charges you will pay. For more information regarding the policy fees, please see “Charges and Deductions.”
[7]	Cost of insurance charges vary based on the Issue Age, sex (in most states), Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount and whether the policy is a Single Life or Last Survivor policy. The charge generally increases as the Issue Age increases. The net amount at risk is equal to: the death benefit divided by an interest discount factor on the Monthly Charge Date; minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured’s age and Underwriting Class, the death benefit option, Face Amount, planned Premiums, and Riders requested.
[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
LAST SURVIVOR POLICY
Minimum and Maximum Charge	Monthly	Annual rate of $0.00 to $1,000 per $1,000 of net amount at risk	Annual rate of $0.00 to $265.42[8] per $1,000 of net amount at risk
Charge for a Select Non-Tobacco Male/Female couple selecting Death Benefit Option 1 with Issue Ages of 62 during the First Policy Year	Monthly	Annual rate of $0.17 per $1,000 of net amount at risk	Annual rate of $0.07 per $1,000 of net amount at risk

Mortality and Expense Risk Charge	Daily	The sum of the Mortality and Expense Risk and Administrative Expense Charges will not exceed 1.20% annually	Annual rate of 0.10%

B-62	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Administrative Expense Charge	Daily	The sum of the Mortality and Expense Risk and Administrative Expense Charges will not exceed 1.20% annually	Annual rate of 0.20%

Loan Interest Spread	Daily	2.0% annually of Loan Account Value for the first 15 Policy Years, and 0.5% thereafter[9]	2.0% annually of Loan Account Value for the first 15 Policy Years, and 0.5% thereafter

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.
[9]	The guaranteed maximum loan interest spread is the maximum difference between the interest we charge you for a loan and the interest rate we credit on loan collateral held in the Loan Account. For a complete discussion of how loan interest is calculated see “Loans” and “Charges and Deductions—Loan Interest Charge.”

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
LAST SURVIVOR POLICY
Optional Charges:[10]
Accelerated Death Benefit Charge	At the time accelerated death benefit is paid	$200.[11] In addition, the proceeds of the Accelerated Death Benefit are discounted for 1 year of interest.	$0. In addition, the proceeds of the Accelerated Death Benefit are discounted for 1 year of interest.

Automatic Increase Rider:[12]
SINGLE LIFE POLICY
Minimum and Maximum Charge	Monthly	Policy Unit Charge: Annual rate of $0.24–$1.20 per $1,000 increase in Face Amount Cost of Insurance Charge: Annual rate of $0.68–$1,000 per $1,000 increase in net amount at risk	Policy Unit Charge: Annual rate of $0.60 per $1,000 increase in Face Amount Cost of Insurance Charge: Annual rate of $0.19–$265.428[8] per $1,000 increase in net amount at risk
Charge for a Preferred Non-Tobacco Male Insured selecting Death Benefit Option 1 with an Issue Age of 46 and an increase in Face Amount of $12,500 during the Second Policy Year	Monthly	Policy Unit Charge: $13.50 annually Cost of Insurance Charge: Annual rate of $4.03 per $1,000 of increase in net amount at risk	Policy Unit Charge: $7.50 annually Cost of Insurance Charge: Annual rate of $1.92 per $1,000 of increase in net amount at risk

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.
[10]	The charges for these Riders may vary based on the Insured’s Issue Age, sex (in most states), Underwriting Class, Policy Value, Policy Year, Face Amount, death benefit option, net amount at risk, and whether the policy is a Single Life or Last Survivor policy. The charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page will indicate the guaranteed charges applicable to your Policy, and more detailed information concerning your charges is available on request from our Administrative Office.
[11]	This amount may be lower depending on the laws of your state.
[12]	The costs of the Automatic Increase Rider are the incremental Cost of Insurance and Policy Unit Charges associated with the increases. These charges will be at the same rate as the base Policy.

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
LAST SURVIVOR POLICY
Minimum and Maximum Charge	Monthly	Policy Unit Charge: Annual rate of $0.00–$1.50 per $1,000 increase in Face Amount Cost of Insurance Charge: Annual rate of $0.00–$1,000 per $1,000 increase in net amount at risk	Policy Unit Charge: Annual rate of $0.96 per $1,000 increase in Face Amount Cost of Insurance Charge: Annual rate of $0.00–$265.42[8] per $1,000 increase in net amount at risk
Charge for a Select Non-Tobacco Male/Female couple selecting Death Benefit Option 1 with Issue Ages of 62 and an increase in Face Amount of $50,000 during the Second Policy Year	Monthly	Policy Unit Charge: $75.00 annually Cost of Insurance Charge: Annual rate of $0.58 per $1,000 increase in net amount at risk	Policy Unit Charge: $48 annually Cost of Insurance Charge: Annual rate of $0.23 per $1,000 increase in net amount at risk

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-63

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Four-Year Term Benefit Rider:[13]
SINGLE LIFE POLICY
Minimum and Maximum Charge	Monthly	Annual rate of $0.68–$156.29[8] per $1,000 of increased net amount at risk	Annual rate of $0.20–$74.82[8] per $1,000 of increased net amount at risk
Charge for a Preferred Non-Tobacco Male Insured selecting Death Benefit Option 1 with an Issue Age of 46 during the First Policy Year.	Monthly	Annual rate of $3.73 per $1,000 of increased net amount at risk	Annual rate of $1.72 per $1,000 of increased net amount at risk

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.
[13]	The costs of the Four-Year Term Benefit Rider are the Cost of Insurance Charges arising from the four-year term insurance. These Cost of Insurance charges will be at a rate equal to the greater of the Cost of Insurance rate of the base policy or an annual rate of $0.20 per $1,000 of net amount at risk. The Cost of Insurance Charges for the Four-Year Term Benefit Rider will not exceed the guaranteed maximum rate for the base Policy.

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
LAST SURVIVOR POLICY
Minimum and Maximum Charge	Monthly	Annual rate of $0.00 to $93.31[8] per $1,000 of increased net amount at risk	Annual rate of $0.00 to $16.18[8] per $1,000 of increased net amount at risk
Charge for a Select Non-Tobacco Male/Female couple selecting Death Benefit Option 1 with Issue Ages of 62 during the First Policy Year.	Monthly	Annual rate of $0.17 per $1,000 of increased net amount at risk	Annual rate of $0.17 per $1,000 of increased net amount at risk
SINGLE LIFE POLICY
Waiver of Monthly Charges Rider:
Minimum and Maximum Charge	Monthly	3.0%–10.0% of monthly deduction	3.0%–10.0% of monthly deduction
Charge for a male Insured with Issue Age of 46	Monthly	5.5% of monthly deduction	5.5% of monthly deduction
LAST SURVIVOR POLICY
Policy Split Rider		No Charge	No Charge
Guaranteed Minimum Death Rider		No Charge	No Charge

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.

Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Single Life Term Rider:
Minimum and Maximum Charge	Monthly	The maximum Policy Unit Charge is the same as on the base Policy ($0.00–$1.50 per $1,000 of Face Amount). The maximum annual Cost of Insurance Charge ranges from $1.25 to $125.71[8] per $1,000 of increased net amount at risk	The current Policy Unit Charge is the same as on the base Policy ($0.96 per $1,000 of Face Amount)[14]. The current annual Cost of Insurance Charge ranges from $0.52 to $87.00[8] per $1,000 of increased net amount at risk
Charge for a Select Non-Tobacco Male Insured with an Issue Age of 62 and a Face Amount of $500,000 during the First Policy Year.	Monthly	The maximum Policy Unit Charge is $750 annually. The maximum Cost of Insurance Charge is an annual rate of $16.26 per $1,000 of increased net amount at risk	The current Policy Unit Charge is $480 annually. The current Cost of Insurance Charge is an annual rate of $9.74 per $1,000 of increased net amount at risk

[8]	Insureds with substandard classifications can have cost of insurance charges as high as $1,000 per $1,000 of net amount at risk.
[14]	Currently, the Policy Unit Charge on the Single Life Term Rider is deducted only during the first 20 Policy Years.

B-64	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

There are other daily, monthly, and annual fees and costs that a contractowner will pay when buying, owning and surrendering the policy. These fees and costs are assessed through redemption of units and include the following:

Intelligent Life Flexible Premium Variable Universal Life Expense Charges

TRANSACTION FEES

The following table describes the fees and expenses that an owner will pay at the time he or she buys the policy, surrenders the policy, or transfers policy value among the allocation options.

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Premium Tax Charge	Upon receipt of each Premium payment	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.00% to 3.50%	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.00% to 3.50%
Surrender Charge	Not Applicable	$0	$0
Partial Withdrawal Charge	At the time of each withdrawal	$20	$20
Transfer Charge*	Upon transfer	$25 per transfer	$0

*	We do not assess a transfer charge for the first 12 transfers each Policy Year. We do not currently charge for transfers, but we reserve the right to charge $25 for each transfer in excess of 12 in a Policy Year.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

The following table describes the fees and expenses that an owner will pay periodically during the time he or she owns the policy, not including the fees and expenses of the Portfolios.

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Policy Fee:
SINGLE LIFE POLICY	Monthly	$10 for Issue Ages 0–17; $0 for Issue Ages 18 and later	$10 for Issue Ages 0–17; $0 for Issue Ages 18 and later
LAST SURVIVOR POLICY	Not Applicable	Not Applicable	Not Applicable
Cost of Insurance:[1]
SINGLE LIFE POLICY
Base Policy Cost of Insurance (Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $0.18 Maximum $1,000 Example[2] $2.67	Minimum $0.18 Maximum $1,000 Example[2] $1.22
LAST SURVIVOR POLICY
Base Policy Cost of Insurance (Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 ($0.36 in MD) Maximum $1,000 Example[3] $1.20	Minimum $0.20 Maximum $1,000 Example[3] $0.26

[1]	The Cost of Insurance charges vary based on Issue Age, gender (in most states), Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and whether the Policy is a single life or last survivor Policy. The charge generally increases as the Issue Age(s) increase. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insureds’ ages and Underwriting Classes, the death benefit option, Face Amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.
[2]	Charge for a preferred non-tobacco underwriting risk Male insured with Issue Age of 46 and $750,000 of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).
[3]	Charge for a preferred non-tobacco underwriting risk Male/Female couple with Issue Ages of 58 & 55 respectively, and $1.5 million of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk).

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-65

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Mortality and Expense Risk Charge	Daily, applied to total value in all Investment Accounts	Annual rate of 0.95% for Policy Years 1–20 and 0.35% for Policy Years 21 and later

Annual rate is4 :

•0.95% if total value in all Investment Accounts is less than $100,000;

•0.65% if total value in all Investment Accounts is from $100,000 to $500,000; and

•0.35% if total value in all Investment Accounts is over $500,000.

Regardless of value, the annual rate will be 0.35% in Policy Years 21 and later.

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Annual rate of 5.00%[5]	Annual rate of 5.00%[5]
Extended Maturity Benefit		No Charge	No Charge
Reinstatement Interest Charge	Upon reinstatement of a lapsed Policy	6%, assessed against and added to unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.	6%, assessed against and added to unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.
Optional Charges:[7]
Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid	$200.[8] In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.	$0. In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.
Charitable Giving Benefit Rider		No Charge	No Charge
Over loan Protection Endorsement		No Charge[9]	No Charge[9]
Waiver of Monthly Charges Rider:
SINGLE LIFE POLICY	Monthly. (Rate is a percentage of the monthly COI deduction)	Minimum 3.00% Maximum 18.39% Example[3] 7.14%	Minimum 3.00% Maximum 18.39% Example[3] 7.14%
LAST SURVIVOR POLICY	Not Applicable	Not Applicable	Not Applicable
Level Cost of Insurance (“COI”) Endorsement:
SINGLE LIFE POLICY	Monthly. (Cost of Insurance rate is an annual amount per $1,000 of the Net Amount at Risk.)	Minimum $0.26 Maximum $133.60 Example[10] $2.67	Minimum $0.26 Maximum $59.43 Example[10] $1.16
LAST SURVIVOR POLICY	Not Applicable	Not Applicable	Not Applicable
Policy Split Rider:
SINGLE LIFE POLICY	Not Applicable	Not Applicable	Not Applicable
LAST SURVIVOR POLICY		No Charge	No Charge

Estate Transfer Protection Rider:
SINGLE LIFE POLICY	Not Applicable	Not Applicable	Not Applicable
LAST SURVIVOR POLICY
Cost of Insurance[1]
(Rate is an annual amount per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 ($0.36 in MD) Maximum $1,000 Example[3] $1.20	Minimum $0.20 Maximum $1,000 Example[3] $0.26

[4]	The rate will be reviewed on each Monthly Charge Date. The value in the Fixed Account is not included.
[5]	The guaranteed maximum loan interest spread is therefore 0.65% annually. This is the maximum difference between the interest we charge You for a loan and the interest rate we credit on loan collateral held in the Loan Account. For a complete discussion of how loan interest is calculated, please see “Loans” and “Charges and Deductions—Loan Interest Charge.”

[6]	Your current loan interest spread will vary based upon your Policy Year. The loan interest spread for Policy Years 1–10 is 0.65% annually and the loan interest spread for Policy Years 11 and later is 0.20% annually. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.
[7]	These charges may vary based on the Issue Age(s) of the Insured(s), gender (in most states), Underwriting Class(es), Policy Value, Policy Year, Face Amount, death benefit option, Net Amount at Risk, and whether the Policy is a single life or last survivor Policy. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.
[8]	This amount may be lower depending on the laws of your state.
[9]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.
[10]	Charge for a preferred non-tobacco underwriting risk Male insured with Issue Age of 46 and $750,000 of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk), under a 10-year option.

B-66	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. TIAA-CREF Life provides all administrative services for the Sub-Accounts. TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA, performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the period or year ended December 31, 2016 were as follows:

Sub-Account	Purchases	Sales
TIAA-CREF Life Balanced	$1,308,129	$1,138,445
TIAA-CREF Life Bond	1,542,732	1,225,250
TIAA-CREF Life Growth Equity	1,089,673	725,690
TIAA-CREF Life Growth & Income	1,870,146	2,133,051
TIAA-CREF Life International Equity	2,674,281	1,249,367
TIAA-CREF Life Large Cap Value	962,314	1,035,588
TIAA-CREF Life Money Market	21,104,028	16,631,946
TIAA-CREF Life Real Estate Securities	1,484,677	1,533,659
TIAA-CREF Life Small Cap Equity	1,083,349	630,763
TIAA-CREF Life Social Choice Equity	248,641	90,473
TIAA-CREF Life Stock Index	12,416,954	9,205,571
Calamos Growth & Income Portfolio	180,785	403,522
ClearBridge Variable Aggressive Growth Portfolio—Class I	1,443,095	1,284,689
ClearBridge Variable Small Cap Growth Portfolio—Class I	184,378	310,547
Credit Suisse Trust—Commodity Return Strategy Portfolio	7,334	2,717
DFA VA Global Bond Portfolio	579,332	341,091
DFA VA Global Moderate Allocation Portfolio	1,800,788	1,183,225
DFA VA International Small Portfolio	1,855,795	990,267
DFA VA International Value Portfolio	2,097,494	1,039,432
DFA VA Short-Term Fixed Portfolio	382,654	361,457
DFA VA US Large Value Portfolio	3,211,281	1,271,900
DFA VA US Targeted Value Portfolio	2,941,484	1,726,605
DFA VIT Inflation Protected Securities Portfolio	522,622	3,294
Delaware VIP Diversified Income Series—Standard Class	1,285,570	2,029,210
Delaware VIP International Value Equity Series—Standard Class	952,266	675,583
Delaware VIP Small Cap Value Series—Standard Class	1,334,037	710,159
Franklin Income VIP Fund—Class 1	208,384	210,946
Franklin Mutual Shares VIP Fund—Class 1	735,848	984,337
Franklin Small-Mid Cap GrowthVIP Fund—Class 1	446,271	1,100,615
Janus Aspen Forty Portfolio—Institutional Shares	680,959	503,585
Janus Aspen Overseas Portfolio—Institutional Shares	437,114	1,019,315
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares	877,276	221,505
John Hancock Emerging Markets Value Trust	959,318	398,004
Matson Money Fixed Income VI Portfolio	421,403	201,068
Matson Money International Equity VI Portfolio	282,710	107,466
Matson Money US Equity VI Portfolio	373,142	154,139
MFS Global Equity Series—Initial Class	363,378	146,467
MFS Growth Series—Initial Class	337,168	1,061,359
MFS Massachusetts Investors Growth Stock Portfolio	190,512	282,241
MFS Utilities Series—Initial Class	235,553	260,852
Neuberger Berman Advisers Management Trust Large Cap Value Portfolio—I Class	123,951	22,601
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	1,223,707	673,439
PIMCO VIT All Asset Portfolio—Institutional Class	401,643	443,241
PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class	199,271	221,434
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	697,559	397,916
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	400,025	442,745
PIMCO VIT Real Return Portfolio—Institutional Class	1,411,404	990,850
PVC Equity Income Account—Class 1	1,582,088	879,375
PVC MidCap Account—Class 1	228,269	467,722

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-67

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

Sub-Account	Purchases	Sales
Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II	$270,006	$358,329
Prudential Series Fund—Natural Resources Portfolio—Class II	332,456	361,687
Prudential Series Fund—Value Portfolio—Class II	60,576	65,701
Royce Capital Fund Micro-Cap Portfolio—Investment Class	58,396	126,537
Royce Capital Fund Small-Cap Portfolio—Investment Class	628,737	921,385
T. Rowe Price Health Sciences Portfolio	495,397	558,103
T. Rowe Price Limited-Term Bond Portfolio	653,599	300,486
Templeton Developing Markets VIP Fund—Class 1	847,881	1,218,467
Vanguard VIF Capital Growth Portfolio	1,331,211	628,116
Vanguard VIF Equity Index Portfolio	1,247,265	535,895
Vanguard VIF High Yield Bond Portfolio	1,176,142	288,360
Vanguard VIF Mid-Cap Index Portfolio	1,447,517	548,411
Vanguard VIF REIT Index Portfolio	1,942,447	645,274
Vanguard VIF Small Company Growth Portfolio	908,694	209,469
Vanguard VIF Total Bond Market Index Portfolio	1,458,780	247,948
VY Clarion Global Real Estate Portfolio—Class 1	300,798	209,184
Wanger International	458,778	413,635
Wanger Select	171,465	69,805
Wanger USA	100,923	77,587
Western Asset Variable Global High Yield Bond Portfolio—Class I	535,429	471,987

Note 5—condensed financial information

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return(a)(g)

TIAA-CREF Life Balanced Sub-Account
2016		54	$26.19 to $26.49	$27.54 to $28.02	$1,510	2.45%	0.35% to 0.95%	5.14% to 5.77%
2015		50	$26.11 to $26.18	$26.19 to $26.49	$1,321	3.66%	0.36% to 0.95%	(2.23)% to 0.62%
2014	(s)	13	$25.89 to $25.97	$26.11 to $26.18	$346	5.36%	0.65% to 0.96%	0.82% to 0.86%

TIAA-CREF Life Bond Sub-Account
2016		94	$33.59 to $35.69	$34.68 to $37.07	$3,394	2.93%	0.35% to 0.95%	3.25% to 3.87%
2015		89	$33.71 to $35.61	$33.59 to $35.69	$3,082	2.97%	0.35% to 0.95%	(0.38)% to 0.22%
2014		96	$32.27 to $33.88	$33.71 to $35.61	$3,358	2.44%	0.35% to 0.95%	4.47% to 5.10%
2013		91	$33.09 to $34.53	$32.27 to $33.88	$3,033	2.56%	0.35% to 0.95%	(2.47)% to (1.89)%
2012		84	$31.25 to $32.41	$33.09 to $34.53	$2,863	3.45%	0.35% to 0.95%	5.90% to 6.54%

TIAA-CREF Life Growth Equity Sub-Account
2016		138	$30.83 to $33.61	$30.25 to $33.18	$4,436	0.57%	0.30% to 0.95%	(1.89)% to (1.26)%
2015		129	$28.38 to $30.74	$30.83 to $33.61	$4,240	0.23%	0.30% to 0.95%	8.63% to 9.34%
2014		129	$25.76 to $27.71	$28.38 to $30.74	$3,878	0.33%	0.30% to 0.95%	10.20% to 10.92%
2013		123	$18.58 to $19.86	$25.76 to $27.71	$3,324	0.28%	0.30% to 0.95%	38.61% to 39.52%
2012		124	$16.03 to $17.03	$18.58 to $19.86	$2,413	0.68%	0.30% to 0.95%	15.88% to 16.64%

TIAA-CREF Life Growth & Income Sub-Account
2016		145	$47.45 to $53.70	$51.04 to $58.14	$7,989	1.30%	0.30% to 0.95%	7.57% to 8.27%
2015		158	$46.35 to $52.12	$47.45 to $53.70	$8,073	1.05%	0.30% to 0.95%	2.36% to 3.03%
2014		179	$42.13 to $47.06	$46.35 to $52.12	$8,867	1.03%	0.30% to 0.95%	10.04% to 10.76%
2013		170	$31.65 to $35.13	$42.13 to $47.06	$7,616	1.13%	0.30% to 0.95%	33.11% to 33.98%
2012		160	$27.44 to $30.26	$31.65 to $35.13	$5,367	1.91%	0.30% to 0.95%	15.33% to 16.08%

TIAA-CREF Life International Equity Sub-Account
2016		318	$24.54 to $28.22	$24.56 to $28.43	$8,299	1.72%	0.30% to 0.95%	0.10% to 0.75%
2015		265	$25.02 to $28.59	$24.54 to $28.22	$6,915	1.30%	0.30% to 0.95%	(1.92)% to (1.28)%
2014		261	$27.42 to $31.13	$25.02 to $28.59	$6,929	1.35%	0.30% to 0.95%	(8.77)% to (8.18)%
2013		251	$22.30 to $25.15	$27.42 to $31.13	$7,260	2.83%	0.30% to 0.95%	22.98% to 23.78%
2012		194	$17.15 to $19.22	$22.30 to $25.15	$4,552	1.80%	0.30% to 0.95%	30.03% to 30.88%

B-68	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

					For the period or year ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)		Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return(a)(g)

TIAA-CREF Life Large-Cap Value Sub-Account
2016	45	$51.73 to $54.97	$60.85 to $65.04	$2,807	1.67%		0.35% to 0.95%	17.62% to 18.32%
2015	48	$54.97 to $58.06	$51.73 to $54.97	$2,538	1.71%		0.35% to 0.95%	(5.90)% to (5.33)%
2014	37	$50.93 to $53.47	$54.97 to $58.06	$2,083	1.76%		0.35% to 0.95%	7.95% to 8.60%
2013	49	$38.28 to $39.95	$50.93 to $53.47	$2,530	2.31%		0.35% to 0.95%	33.04% to 33.84%
2012	39	$32.17 to $33.37	$38.28 to $39.95	$1,510	1.94%		0.35% to 0.95%	19.00% to 19.72%

TIAA-CREF Life Money Market Sub-Account
2016	10,619	$1.03 to $1.09	$1.02 to $1.09	$11,140	0.29%		0.35% to 0.94%	(0.66)% to (0.06)%
2015	6,368	$1.04 to $1.09	$1.03 to $1.09	$6,668	0.00%	^^	0.35% to 0.95%	(0.95)% to (0.35)%
2014	6,092	$1.05 to $1.10	$1.04 to $1.09	$6,469	0.00%		0.35% to 0.95%	(0.95)% to (0.35)%
2013	5,749	$1.06 to $1.10	$1.05 to $1.10	$6,119	0.01%		0.35% to 0.95%	(0.94)% to (0.35)%
2012	5,880	$1.07 to $1.10	$1.06 to $1.10	$6,297	0.02%		0.35% to 0.95%	(0.93)% to (0.33)%

TIAA-CREF Life Real Estate Securities Sub-Account
2016	57	$55.98 to $59.48	$57.65 to $61.62	$3,396	2.69%		0.35% to 0.94%	2.98% to 3.60%
2015	64	$54.15 to $57.19	$55.98 to $59.48	$3,690	2.64%		0.35% to 0.95%	3.38% to 4.00%
2014	65	$42.55 to $44.67	$54.15 to $57.19	$3,630	1.74%		0.35% to 0.95%	27.25% to 28.02%
2013	60	$42.16 to $44.00	$42.55 to $44.67	$2,608	2.00%		0.35% to 0.95%	0.92% to 1.53%
2012	49	$35.53 to $36.86	$42.16 to $44.00	$2,085	2.05%		0.35% to 0.95%	18.66% to 19.37%

TIAA-CREF Life Small-Cap Equity Sub-Account
2016	40	$54.42 to $57.82	$64.62 to $69.07	$2,656	0.96%		0.35% to 0.94%	18.74% to 19.45%
2015	33	$55.02 to $58.11	$54.42 to $57.82	$1,845	0.63%		0.35% to 0.95%	(1.09)% to (0.50)%
2014	33	$51.99 to $54.58	$55.02 to $58.11	$1,887	0.74%		0.35% to 0.95%	5.84% to 6.47%
2013	29	$37.52 to $39.16	$51.99 to $54.58	$1,573	0.72%		0.35% to 0.95%	38.55% to 39.38%
2012	25	$33.22 to $34.46	$37.52 to $39.16	$949	1.14%		0.35% to 0.95%	12.94% to 13.62%

TIAA-CREF Life Social Choice Equity Sub-Account
2016	33	$41.63 to $48.76	$46.74 to $55.10	$1,731	2.37%		0.30% to 0.94%	12.28% to 13.01%
2015	33	$43.19 to $50.26	$41.63 to $48.76	$1,527	2.52%		0.30% to 0.95%	(3.62)% to (2.99)%
2014	46	$39.29 to $45.42	$43.19 to $50.26	$2,170	1.84%		0.30% to 0.95%	9.93% to 10.64%
2013	47	$29.57 to $33.97	$39.29 to $45.42	$2,024	1.67%		0.30% to 0.95%	25.49% to 33.73%
2012	44	$26.18 to $29.88	$29.57 to $33.97	$1,411	2.11%		0.30% to 0.95%	12.93% to 13.67%

TIAA-CREF Life Stock Index Sub-Account
2016	474	$50.63 to $61.10	$56.52 to $68.66	$28,462	2.34%		0.30% to 0.95%	11.65% to 12.38%
2015	424	$50.89 to $61.02	$50.63 to $61.10	$22,832	2.15%		0.30% to 0.95%	(0.52)% to 0.13%
2014	367	$45.68 to $54.42	$50.89 to $61.02	$19,782	1.95%		0.30% to 0.95%	11.40% to 12.12%
2013	340	$34.56 to $40.91	$45.68 to $54.42	$16,431	2.08%		0.30% to 0.95%	32.17% to 33.03%
2012	291	$29.99 to $35.27	$34.56 to $40.91	$10,653	2.37%		0.30% to 0.95%	15.24% to 16.00%

Calamos Growth & Income Portfolio Sub-Account
2016	22	$22.25 to $23.64	$23.44 to $25.05	$531	2.17%		0.35% to 0.94%	5.32% to 5.95%
2015	33	$22.22 to $23.46	$22.25 to $23.64	$751	2.72%		0.35% to 0.95%	0.17% to 0.77%
2014	34	$20.99 to $22.04	$22.22 to $23.46	$780	0.98%		0.35% to 0.95%	5.83% to 6.47%
2013	33	$18.21 to $19.00	$20.99 to $22.04	$704	1.06%		0.35% to 0.95%	15.30% to 15.99%
2012	47	$16.95 to $17.27	$18.21 to $19.00	$867	2.08%		0.35% to 0.95%	2.28% to 7.72%

ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account
2016	76	$18.95 to $19.96	$18.99 to $20.13	$1,490	0.61%		0.35% to 0.94%	0.25% to 0.85%
2015	72	$19.47 to $20.38	$18.95 to $19.96	$1,383	0.36%		0.35% to 0.95%	(2.66)% to (2.08)%
2014	62	$16.32 to $16.99	$19.47 to $20.38	$1,229	0.19%		0.35% to 0.95%	19.26% to 19.97%
2013	56	$11.15 to $11.54	$16.32 to $16.99	$938	0.33%		0.35% to 0.95%	46.38% to 47.26%
2012	37	$9.48 to $9.62	$11.15 to $11.54	$419	0.49%		0.35% to 0.95%	(0.85)% to 17.95%

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-69

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

								For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)		Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)		Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return(a)(g)

ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
2016		9		$28.91 to $30.69	$30.30 to $32.36	$294		0.00%	0.35% to 0.94%	4.81% to 5.43%
2015		14		$30.52 to $32.21	$28.91 to $30.69	$418		0.00%	0.35% to 0.95%	(5.28)% to (4.71)%
2014		17		$29.61 to $31.05	$30.52 to $32.21	$536		0.00%	0.35% to 0.95%	3.09% to 3.71%
2013		13		$20.33 to $21.19	$29.61 to $31.05	$389		0.04%	0.35% to 0.95%	45.66% to 46.54%
2012		7		$17.18 to $17.81	$20.33 to $21.19	$139		0.77%	0.35% to 0.95%	18.30% to 19.01%

Credit Suisse Trust—Commodity Return Strategy Portfolio Class Sub-Account
2016		0	^	$15.42	$17.11 to $17.27	$9		0.00%	0.94%	10.96% to 11.30%
2015		0	^	$20.78	$15.42	$3		0.00%	0.96%	(25.81)%
2014	(s)	0	^	$26.72	$20.78	$0	^	0.00%	1.14%	(22.23)%

DFA VA Global Bond Portfolio Sub-Account
2016		65		$25.85 to $26.43	$26.05 to $26.79	$1,728		1.75%	0.35% to 0.95%	0.77% to 1.37%
2015		57		$25.70 to $25.91	$25.85 to $26.43	$1,503		1.96%	0.36% to 0.95%	(0.93)% to 0.89%
2014		19		$25.22 to $25.34	$25.70 to $25.91	$485		3.16%	0.65% to 0.95%	1.91% to 2.53%
2013		9		$25.55	$25.22 to $25.34	$238		0.61%	0.65% to 0.95%	(1.29)% to (0.49)%
2012	(h)	1		$25.11	$25.55	$34		4.41%	0.95%	1.73%

DFA VA Global Moderate Allocation Portfolio Sub-Account
2016		117		$25.41 to $25.74	$27.45 to $27.98	$3,247		1.81%	0.35% to 0.94%	8.04% to 8.69%
2015		96		$26.19 to $26.37	$25.41 to $25.74	$2,449		2.30%	0.36% to 1.06%	(2.96)% to (2.38)%
2014	(u)	10		$25.65 to $25.73	$26.19 to $26.37	$273		2.38%	0.35% to 0.96%	2.11% to 2.49%

DFA VA International Small Portfolio Sub-Account
2016		92		$32.15 to $32.87	$33.84 to $34.80	$3,151		2.65%	0.35% to 0.94%	5.23% to 5.86%
2015		67		$30.68 to $31.17	$32.15 to $32.87	$2,197		3.72%	0.50% to 0.95%	4.81% to 5.44%
2014		26		$32.87 to $33.20	$30.68 to $31.17	$804		2.28%	0.35% to 0.95%	(6.67)% to (6.11)%
2013		17		$26.11	$32.87 to $33.20	$557		3.44%	0.35% to 0.95%	11.49% to 25.87%
2012	(l)	2		$22.49	$26.11	$49		7.16%	0.95%	16.10%

DFA VA International Value Portfolio Sub-Account
2016		119		$27.57 to $28.19	$29.80 to $30.65	$3,608		3.80%	0.35% to 0.94%	8.08% to 8.73%
2015		84		$29.92 to $30.40	$27.57 to $28.19	$2,342		4.73%	0.60% to 0.95%	(7.84)% to (7.29)%
2014		36		$32.53 to $32.86	$29.92 to $30.40	$1,093		5.33%	0.00% to 0.95%	(8.04)% to (7.48)%
2013		17		$27.00 to $27.11	$32.53 to $32.86	$554		3.70%	0.35% to 0.95%	20.50% to 21.23%
2012	(m)	4		$22.97	$27.00 to $27.11	$103		10.12%	0.35% to 0.95%	3.39% to 17.54%

DFA VA Short-Term Fixed Portfolio Sub-Account
2016		61		$24.40 to $24.94	$24.36 to $25.05	$1,527		0.69%	0.35% to 0.95%	(0.16)% to 0.44%
2015		61		$24.56 to $24.95	$24.40 to $24.94	$1,505		0.79%	0.53% to 0.95%	(0.65)% to (0.05)%
2014		15		$24.76 to $24.88	$24.56 to $24.95	$383		0.18%	0.35% to 0.95%	(0.80)% to (0.29)%
2013		7		$24.93	$24.76 to $24.88	$170		0.31%	0.65% to 0.95%	(0.69)% to (0.45)%
2012	(n)	1		$24.96	$24.93	$13		2.31%	0.95%	(0.14)%

DFA VA US Large Value Portfolio Sub-Account
2016		122		$39.05 to $39.92	$45.98 to $47.29	$5,716		2.47%	0.35% to 0.94%	17.75% to 18.46%
2015		78		$40.81 to $41.47	$39.05 to $39.92	$3,082		2.70%	0.35% to 0.95%	(4.32)% to (3.74)%
2014		52		$37.77 to $38.15	$40.81 to $41.47	$2,121		2.30%	0.35% to 0.95%	8.05% to 8.70%
2013		34		$27.08 to $27.13	$37.77 to $38.15	$1,271		2.29%	0.37% to 0.95%	10.06% to 39.91%
2012	(l)	3		$23.15	$27.08 to $27.13	$70		3.72%	0.65% to 0.95%	0.82% to 16.97%

DFA VA US Targeted Value Portfolio Sub-Account
2016		88		$37.27 to $38.10	$47.07 to $48.41	$4,235		1.26%	0.35% to 0.94%	26.29% to 27.05%
2015		62		$39.70 to $40.34	$37.27 to $38.10	$2,328		1.78%	0.35% to 0.95%	(6.13)% to (5.56)%
2014		30		$38.65 to $39.04	$39.70 to $40.34	$1,186		1.29%	0.35% to 0.95%	2.73% to 3.34%
2013		15		$26.98 to $27.09	$38.65 to $39.04	$569		1.35%	0.35% to 0.95%	29.89% to 44.12%
2012	(m)	1		$23.99	$26.98 to $27.09	$25		1.36%	0.35% to 0.95%	5.04% to 12.45%

B-70	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return(a)(g)

DFA VIT Inflation Protected Securities Portfolio Sub-Account
2016	(y)	21	$25.00	$24.58 to $24.66	$514	26.48%	0.35% to 0.95%	(3.33)% to 1.20%

Delaware VIP Diversified Income Series—Standard Class Sub-Account
2016		126	$14.79 to $15.70	$15.16 to $16.19	$1,986	3.56%	0.35% to 0.95%	2.55% to 3.16%
2015		179	$15.09 to $15.92	$14.79 to $15.70	$2,733	2.98%	0.35% to 0.95%	(2.02)% to (1.43)%
2014		148	$14.47 to $15.17	$15.09 to $15.92	$2,289	2.11%	0.35% to 0.95%	4.32% to 4.95%
2013		143	$14.79 to $15.42	$14.47 to $15.17	$2,112	2.48%	0.35% to 0.95%	(2.19)% to (1.61)%
2012		138	$13.93 to $14.44	$14.79 to $15.42	$2,088	4.23%	0.35% to 0.95%	6.18% to 6.82%

Delaware VIP International Value Equity Series—Standard Class Sub-Account
2016		78	$21.14 to $22.44	$21.81 to $23.30	$1,754	1.57%	0.35% to 0.94%	3.20% to 3.82%
2015		66	$21.24 to $22.41	$21.14 to $22.44	$1,438	1.68%	0.35% to 0.95%	(0.46)% to 0.14%
2014		36	$23.47 to $24.62	$21.24 to $22.41	$788	1.23%	0.35% to 0.95%	(9.53)% to (8.99)%
2013		22	$19.30 to $20.12	$23.47 to $24.62	$529	1.40%	0.35% to 0.95%	21.62% to 22.36%
2012		19	$16.91 to $17.53	$19.30 to $20.12	$375	2.67%	0.35% to 0.95%	14.11% to 14.80%

Delaware VIP Small Cap Value Series—Standard Class Sub-Account
2016		36	$51.71 to $54.89	$67.31 to $71.88	$2,513	0.89%	0.35% to 0.95%	30.17% to 30.95%
2015		28	$55.67 to $58.74	$51.71 to $54.89	$1,522	0.67%	0.35% to 0.95%	(7.11)% to (6.55)%
2014		27	$53.09 to $55.68	$55.67 to $58.74	$1,537	0.53%	0.35% to 0.95%	4.86% to 5.49%
2013		25	$40.14 to $41.85	$53.09 to $55.68	$1,357	0.65%	0.35% to 0.95%	32.24% to 33.04%
2012		18	$35.58 to $36.22	$40.14 to $41.85	$746	0.89%	0.35% to 0.95%	2.02% to 13.16%

Franklin Income VIP Fund—Class 1 Sub-Account
2016		29	$24.41 to $25.93	$27.65 to $29.55	$825	5.30%	0.35% to 0.94%	13.26% to 13.94%
2015		30	$26.45 to $27.94	$24.41 to $25.93	$761	5.49%	0.35% to 0.95%	(7.72)% to (7.16)%
2014		37	$25.45 to $26.72	$26.45 to $27.94	$1,014	4.33%	0.35% to 0.95%	3.93% to 4.56%
2013		24	$22.50 to $23.48	$25.45 to $26.72	$627	6.72%	0.35% to 0.95%	13.10% to 13.78%
2012		19	$20.12 to $20.87	$22.50 to $23.48	$425	6.25%	0.35% to 0.95%	11.84% to 12.51%

Franklin Mutual Shares VIP Fund—Class 1 Sub-Account
2016		29	$27.24 to $28.94	$31.40 to $33.56	$924	2.46%	0.35% to 0.95%	15.26% to 15.95%
2015		41	$28.85 to $30.47	$27.24 to $28.94	$1,149	3.31%	0.35% to 0.95%	(5.60)% to (5.03)%
2014		44	$27.13 to $28.48	$28.85 to $30.47	$1,289	2.23%	0.35% to 0.95%	6.36% to 7.01%
2013		44	$21.31 to $21.77	$27.13 to $28.48	$1,225	2.31%	0.35% to 0.95%	27.31% to 28.08%
2012		37	$18.77 to $19.47	$21.31 to $21.77	$796	2.52%	0.65% to 0.95%	13.52% to 14.20%

Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account
2016		16	$37.43 to $39.74	$38.71 to $41.34	$625	0.00%	0.35% to 0.94%	3.42% to 4.04%
2015		35	$38.74 to $40.87	$37.43 to $39.74	$1,365	0.00%	0.35% to 0.95%	(3.37)% to (2.78)%
2014		28	$36.28 to $38.06	$38.74 to $40.87	$1,115	0.00%	0.35% to 0.95%	6.76% to 7.40%
2013		24	$26.45 to $27.57	$36.28 to $38.06	$901	0.00%	0.35% to 0.95%	37.19% to 38.02%
2012		23	$24.03 to $24.46	$26.45 to $27.57	$624	0.00%	0.35% to 0.95%	2.50% to 10.39%

Janus Aspen Forty Portfolio—Institutional Shares Sub-Account
2016		30	$60.97 to $64.77	$61.72 to $65.96	$1,910	0.00%	0.35% to 0.94%	1.23% to 1.84%
2015		31	$54.85 to $57.92	$60.97 to $64.77	$1,960	0.00%	0.35% to 0.95%	11.16% to 11.83%
2014		20	$50.92 to $53.45	$54.85 to $57.92	$1,147	0.17%	0.35% to 0.95%	7.70% to 8.35%
2013		16	$39.18 to $40.88	$50.92 to $53.45	$847	0.77%	0.35% to 0.95%	29.99% to 30.77%
2012		18	$31.85 to $33.04	$39.18 to $40.88	$698	0.76%	0.35% to 0.95%	22.98% to 23.72%

Janus Aspen Overseas Portfolio—Institutional Shares Sub-Account
2016		13	$46.61 to $49.52	$43.19 to $46.16	$582	4.62%	0.35% to 0.94%	(7.33)% to (6.78)%
2015		28	$51.47 to $54.36	$46.61 to $49.52	$1,348	0.61%	0.35% to 0.95%	(9.46)% to (8.91)%
2014		28	$58.97 to $61.90	$51.47 to $54.36	$1,456	3.29%	0.35% to 0.95%	(12.71)% to (12.18)%
2013		24	$51.96 to $54.22	$58.97 to $61.90	$1,468	3.19%	0.35% to 0.95%	13.48% to 14.16%
2012		33	$46.23 to $47.95	$51.96 to $54.22	$1,757	0.79%	0.35% to 0.95%	12.39% to 13.07%

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-71

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return(a)(g)

Janus Aspen Perkins Mid-Cap Value Portfolio—Institutional Shares Sub-Account
2016		45	$27.64 to $29.37	$32.60 to $34.84	$1,520	1.20%	0.35% to 0.94%	17.91% to 18.61%
2015		29	$28.91 to $30.53	$27.64 to $29.37	$831	1.22%	0.35% to 0.95%	(4.38)% to (3.80)%
2014		31	$26.83 to $28.17	$28.91 to $30.53	$934	1.53%	0.35% to 0.95%	7.74% to 8.39%
2013		23	$21.48 to $22.42	$26.83 to $28.17	$634	1.12%	0.35% to 0.95%	24.90% to 25.65%
2012		39	$19.52 to $20.24	$21.48 to $22.42	$853	0.98%	0.35% to 0.95%	10.08% to 10.75%

John Hancock Emerging Markets Value Trust Sub-Account
2016		38	$20.36 to $20.42	$23.81 to $24.11	$910	4.93%	0.62% to 0.95%	16.97% to 17.67%
2015	(x)	14	$25.74	$20.36 to $20.42	$292	3.24%	0.66% to 0.96%	(20.93)% to (20.51)%

Matson Money Fixed Income VI Portfolio Sub-Account
2016		28	$24.54 to $24.68	$24.49 to $24.70	$678	0.62%	0.65% to 0.94%	(0.21)% to 0.09%
2015		19	$24.84 to $24.91	$24.54 to $24.68	$461	0.00%	0.65% to 0.95%	(1.21)% to (0.92)%
2014	(r)	3	$24.86 to $24.94	$24.84 to $24.91	$67	1.05%	0.65% to 0.98%	(0.38)% to 0.17%

Matson Money International Equity VI Portfolio Sub-Account
2016		17	$21.93 to $22.05	$23.39 to $23.59	$403	2.82%	0.65% to 0.95%	6.69% to 7.01%
2015		10	$23.00 to $23.06	$21.93 to $22.05	$216	1.52%	0.65% to 0.95%	(4.65)% to (4.37)%
2014	(q)	3	$25.29 to $25.67	$23.00 to $23.06	$72	6.52%	0.66% to 0.97%	(10.17)% to (9.08)%

Matson Money U.S. Equity VI Portfolio Sub-Account
2016		19	$25.26 to $25.40	$30.17 to $30.43	$585	1.07%	0.65% to 0.94%	19.44% to 19.80%
2015		12	$26.65 to $26.71	$25.26 to $25.40	$309	0.85%	0.65% to 0.95%	(5.20)% to (4.92)%
2014	(r)	4	$25.25 to $26.80	$26.65 to $26.71	$95	0.64%	0.65% to 0.97%	(0.33)% to 5.51%

MFS Global Equity Series—Initial Class Sub-Account
2016		45	$23.28 to $24.71	$24.76 to $26.44	$1,155	1.00%	0.35% to 0.94%	6.33% to 6.97%
2015		38	$23.84 to $25.16	$23.28 to $24.71	$928	1.05%	0.35% to 0.95%	(2.35)% to (1.76)%
2014		40	$23.17 to $24.30	$23.84 to $25.16	$974	0.77%	0.35% to 0.95%	2.89% to 3.51%
2013		35	$18.30 to $19.08	$23.17 to $24.30	$820	0.96%	0.35% to 0.95%	26.61% to 27.37%
2012		23	$14.98 to $15.53	$18.30 to $19.08	$425	1.42%	0.35% to 0.95%	22.17% to 22.91%

MFS Growth Series—Initial Class Sub-Account
2016		7	$42.36 to $45.01	$42.99 to $45.95	$306	0.03%	0.35% to 0.94%	1.48% to 2.09%
2015		25	$39.76 to $41.99	$42.36 to $45.01	$1,071	0.15%	0.34% to 0.95%	6.54% to 7.18%
2014		31	$36.84 to $38.68	$39.76 to $41.99	$1,272	0.10%	0.35% to 0.95%	7.91% to 8.56%
2013		37	$27.18 to $28.36	$36.84 to $38.68	$1,381	1.00%	0.35% to 0.95%	35.56% to 36.37%
2012		28	$23.37 to $23.81	$27.18 to $28.36	$775	0.00%	0.35% to 0.95%	11.38% to 16.62%

MFS Massachusetts Investors Growth Stock Portfolio Sub-Account
2016		30	$18.25 to $19.37	$19.18 to $20.48	$593	0.61%	0.35% to 0.94%	5.08% to 5.71%
2015	(w)	39	$18.83 to $19.90	$18.25 to $19.37	$733	0.67%	0.36% to 0.96%	(2.12)% to (1.67)%

MFS Utilities Series—Initial Class Sub-Account
2016		8	$45.23 to $48.05	$49.94 to $53.38	$427	3.75%	0.35% to 0.94%	10.42% to 11.08%
2015		9	$53.41 to $56.41	$45.23 to $48.05	$428	4.01%	0.35% to 0.95%	(15.33)% to (14.82)%
2014		8	$47.83 to $50.22	$53.41 to $56.41	$414	2.11%	0.34% to 0.95%	11.67% to 12.34%
2013		7	$40.07 to $41.81	$47.83 to $50.22	$317	4.77%	0.31% to 0.95%	19.38% to 20.10%
2012		4	$35.64 to $36.30	$40.07 to $41.81	$151	7.01%	0.35% to 0.95%	0.92% to 12.75%

Neuberger Berman Advisers Management Trust Large Cap Value Portf Sub-Account
2016		8	$26.96 to $27.78	$34.02 to $36.34	$283	0.70%	0.65% to 0.94%	26.17% to 26.92%
2015		5	$30.86 to $32.58	$26.96 to $27.78	$149	0.71%	0.65% to 0.95%	(12.64)% to (12.38)%
2014		11	$28.36 to $29.76	$30.86 to $32.58	$345	0.59%	0.35% to 0.95%	8.81% to 9.47%
2013		9	$21.84 to $22.77	$28.36 to $29.76	$251	1.60%	0.35% to 0.95%	29.90% to 30.68%
2012		3	$18.91 to $19.60	$21.84 to $22.77	$71	0.44%	0.35% to 0.95%	15.49% to 16.19%

B-72	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

							For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)		Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return(a)(g)

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Val Sub-Account
2016		75		$25.05 to $26.60	$28.83 to $30.80	$2,272	0.69%	0.35% to 0.94%	15.07% to 15.76%
2015		61		$27.59 to $29.12	$25.05 to $26.60	$1,584	0.86%	0.35% to 0.95%	(9.20)% to (8.66)%
2014		25		$24.47 to $25.67	$27.59 to $29.12	$694	1.24%	0.35% to 0.95%	12.76% to 13.44%
2013		11		$18.02 to $18.41	$24.47 to $25.67	$273	1.12%	0.35% to 0.95%	26.67% to 36.16%
2012		4		$15.75 to $16.04	$18.02 to $18.41	$75	0.54%	0.65% to 0.95%	14.43% to 14.78%

PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
2016		51		$15.18 to $16.12	$17.00 to $18.17	$904	2.73%	0.35% to 0.94%	12.01% to 12.68%
2015		54		$16.83 to $17.77	$15.18 to $16.12	$854	3.47%	0.35% to 0.95%	(9.81)% to (9.27)%
2014		64		$16.87 to $17.71	$16.83 to $17.77	$1,119	4.99%	0.35% to 0.95%	(0.23)% to 0.37%
2013		61		$16.96 to $17.69	$16.87 to $17.71	$1,051	4.82%	0.35% to 0.95%	(0.52)% to 0.07%
2012		63		$14.87 to $15.43	$16.96 to $17.69	$1,091	5.75%	0.35% to 0.95%	14.02% to 14.71%

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account
2016		9		$14.93 to $15.13	$17.04 to $17.37	$160	1.23%	0.35% to 0.94%	14.13% to 14.82%
2015		10		$20.26 to $20.33	$14.93 to $15.13	$156	4.02%	0.35% to 0.95%	(26.28)% to (25.64)%
2014		5		$25.05 to $25.96	$20.26 to $20.33	$107	0.56%	0.65% to 0.95%	(21.70)% to (18.63)%
2013	(o)	1		$25.34	$25.05	$36	0.00%	0.95%	(1.16)%

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
2016		30		$24.01 to $24.32	$27.00 to $27.51	$806	5.42%	0.35% to 0.94%	12.44% to 13.12%
2015		19		$24.76 to $24.93	$24.01 to $24.32	$469	5.50%	0.35% to 0.95%	(3.02)% to (2.44)%
2014		9		$24.58	$24.76 to $24.93	$226	4.95%	0.35% to 0.96%	(1.71)% to 0.77%
2013	(p)	0	^	$24.58	$24.58	$4	0.00%	0.00%	0.00%

PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
2016		40		$16.64 to $17.69	$17.18 to $18.36	$721	1.64%	0.35% to 0.95%	3.22% to 3.84%
2015		43		$17.48 to $18.47	$16.64 to $17.69	$735	1.98%	0.35% to 0.95%	(4.80)% to (4.22)%
2014		40		$17.23 to $18.09	$17.48 to $18.47	$710	2.66%	0.35% to 0.95%	1.45% to 2.06%
2013		36		$18.98 to $19.81	$17.23 to $18.09	$627	1.22%	0.35% to 0.95%	(9.21)% to (8.66)%
2012		38		$17.89 to $18.56	$18.98 to $19.81	$743	5.63%	0.35% to 0.95%	6.10% to 6.74%

PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
2016		148		$16.50 to $17.51	$17.22 to $18.39	$2,640	2.44%	0.35% to 0.94%	4.36% to 4.99%
2015		127		$17.09 to $18.04	$16.50 to $17.51	$2,163	4.94%	0.35% to 0.95%	(3.48)% to (2.90)%
2014		105		$16.71 to $17.53	$17.09 to $18.04	$1,839	1.56%	0.35% to 0.95%	2.28% to 2.89%
2013		88		$18.56 to $19.35	$16.71 to $17.53	$1,514	2.01%	0.35% to 0.95%	(9.94)% to (9.40)%
2012		76		$17.20 to $17.82	$18.56 to $19.35	$1,435	6.27%	0.35% to 0.95%	7.89% to 8.54%

PVC Equity Income Account—Class 1 Sub-Account
2016		68		$30.17 to $32.05	$34.58 to $36.96	$2,423	2.96%	0.35% to 0.94%	14.63% to 15.32%
2015		51		$31.70 to $33.48	$30.17 to $32.05	$1,586	2.72%	0.35% to 0.95%	(4.84)% to (4.26)%
2014		39		$28.37 to $29.79	$31.70 to $33.48	$1,266	2.48%	0.35% to 0.95%	11.73% to 12.41%
2013		29		$22.50 to $23.48	$28.37 to $29.79	$835	3.55%	0.35% to 0.95%	26.10% to 26.85%
2012		20		$20.10 to $20.85	$22.50 to $23.48	$455	2.87%	0.35% to 0.95%	11.94% to 12.62%

PVC Midcap Account—Class 1 Sub-Account
2016		15		$37.95 to $40.32	$41.49 to $44.35	$648	0.34%	0.35% to 0.94%	9.33% to 9.98%
2015		23		$37.70 to $39.81	$37.95 to $40.32	$911	0.49%	0.35% to 0.95%	0.68% to 1.29%
2014		22		$33.68 to $35.36	$37.70 to $39.81	$861	0.52%	0.35% to 0.95%	11.92% to 12.59%
2013		23		$25.39 to $25.94	$33.68 to $35.36	$798	1.63%	0.35% to 0.95%	32.66% to 33.46%
2012		10		$21.46 to $22.26	$25.39 to $25.94	$264	0.63%	0.65% to 0.95%	18.31% to 19.03%

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-73

Notes to financial statements

TIAA-CREF Life Separate Account VLI-1

							For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)		Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return(a)(g)

Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account
2016		35		$25.00 to $26.56	$25.07 to $26.80	$900	0.00%	0.35% to 0.94%	0.28% to 0.88%
2015		38		$23.84 to $25.18	$25.00 to $26.56	$979	0.00%	0.35% to 0.95%	4.86% to 5.49%
2014		28		$22.56 to $23.68	$23.84 to $25.18	$691	0.00%	0.35% to 0.95%	5.69% to 6.33%
2013		15		$17.61 to $17.98	$22.56 to $23.68	$334	0.00%	0.34% to 0.95%	10.36% to 28.51%
2012		12		$16.07 to $16.36	$17.61 to $17.98	$218	3.47%	0.65% to 0.95%	9.57% to 9.90%

Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account
2016		13		$31.56 to $33.53	$39.02 to $41.71	$509	0.00%	0.35% to 0.94%	23.64% to 24.39%
2015		13		$44.78 to $47.29	$31.56 to $33.53	$424	0.00%	0.35% to 0.95%	(29.52)% to (29.10)%
2014		12		$56.37 to $59.17	$44.78 to $47.29	$556	0.00%	0.35% to 0.95%	(20.55)% to (20.07)%
2013		9		$51.84 to $54.10	$56.37 to $59.17	$541	0.00%	0.35% to 0.95%	8.72% to 9.37%
2012		11		$53.91 to $55.92	$51.84 to $54.10	$564	8.01%	0.35% to 0.95%	(3.84)% to (3.26)%

Prudential Series Fund—Value Portfolio—Class II Sub-Account
2016		3		$32.56 to $34.59	$35.79 to $37.00	$116	0.00%	0.65% to 0.94%	9.91% to 10.24%
2015		3		$35.94 to $36.93	$32.56 to $34.59	$106	0.00%	0.65% to 0.95%	(9.41)% to (9.14)%
2014		3		$33.09 to $33.90	$35.94 to $36.93	$125	0.00%	0.65% to 0.95%	8.62% to 9.28%
2013		4		$25.21 to $25.75	$33.09 to $33.90	$121	0.00%	0.65% to 0.95%	31.28% to 31.67%
2012		3		$22.29 to $22.71	$25.21 to $25.75	$83	0.50%	0.65% to 0.95%	13.05% to 13.39%

Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account
2016		10		$16.20 to $17.20	$19.21 to $20.52	$195	0.58%	0.35% to 0.94%	18.58% to 19.29%
2015		14		$18.68 to $19.72	$16.20 to $17.20	$226	0.00%	0.35% to 0.95%	(13.29)% to (12.76)%
2014		15		$19.56 to $20.52	$18.68 to $19.72	$284	0.00%	0.35% to 0.95%	(4.49)% to (3.91)%
2013		18		$16.32 to $17.02	$19.56 to $20.52	$359	0.54%	0.32% to 0.95%	19.84% to 20.56%
2012		20		$15.32 to $15.87	$16.32 to $17.02	$328	0.00%	0.35% to 0.95%	6.58% to 7.23%

Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
2016		61		$15.76 to $16.73	$18.88 to $20.17	$1,186	1.66%	0.35% to 0.94%	19.82% to 20.54%
2015		90		$18.04 to $19.04	$15.76 to $16.73	$1,459	0.74%	0.35% to 0.95%	(12.64)% to (12.11)%
2014		92		$17.64 to $18.50	$18.04 to $19.04	$1,693	0.13%	0.35% to 0.95%	2.26% to 2.88%
2013		105		$13.22 to $13.78	$17.64 to $18.50	$1,898	1.15%	0.35% to 0.95%	33.48% to 34.28%
2012		101		$11.86 to $12.29	$13.22 to $13.78	$1,356	0.13%	0.35% to 0.95%	11.43% to 12.11%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2016		29		$28.14 to $28.32	$24.96 to $25.26	$726	0.00%	0.35% to 0.95%	(11.33)% to (10.80)%
2015		32		$25.19	$28.14 to $28.32	$895	0.00%	0.35% to 0.96%	(0.72)% to 11.97%
2014	(t)	0	^	$25.85	$25.19	$7	0.00%	0.65%	(2.54)%

T. Rowe Price® Limited Term Bond Portfolio Sub-Account
2016		74		$24.73 to $25.31	$24.84 to $25.56	$1,863	1.36%	0.35% to 0.94%	0.41% to 1.01%
2015		60		$24.89 to $25.32	$24.73 to $25.31	$1,511	1.13%	0.35% to 0.95%	(0.64)% to (0.04)%
2014		50		$24.97 to $25.25	$24.89 to $25.32	$1,254	1.22%	0.35% to 0.95%	(0.31)% to 0.29%
2013		11		$25.18	$24.97 to $25.25	$279	1.37%	0.35% to 0.95%	(0.82)% to (0.44)%
2012	(i)	1		$24.97	$25.18	$36	2.03%	0.95%	0.84%

Templeton Developing Markets VIP Fund—Class 1 Sub-Account
2016		125		$11.26 to $11.96	$13.14 to $14.04	$1,692	1.09%	0.35% to 0.94%	16.68% to 17.38%
2015		156		$14.11 to $14.90	$11.26 to $11.96	$1,800	2.34%	0.35% to 0.95%	(20.19)% to (19.70)%
2014		141		$15.50 to $16.27	$14.11 to $14.90	$2,039	1.62%	0.35% to 0.95%	(8.96)% to (8.41)%
2013		108		$15.76 to $16.45	$15.50 to $16.27	$1,707	1.97%	0.35% to 0.95%	(1.67)% to (1.08)%
2012		85		$14.03 to $14.55	$15.76 to $16.45	$1,373	1.55%	0.35% to 0.95%	12.33% to 13.01%

Vanguard VIF Capital Growth Portfolio Sub-Account
2016		61		$25.62 to $25.78	$28.13 to $28.48	$1,742	0.78%	0.35% to 0.94%	9.80% to 10.46%
2015		36		$25.21	$25.62 to $25.78	$921	0.33%	0.35% to 0.95%	(0.75)% to 2.90%
2014	(t)	0	^	$25.51	$25.21	$7	0.00%	0.64%	(1.19)%

B-74	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(d)(e)	Ratio of expenses to average net assets lowest to highest(b)(d)(f)	Total return(a)(g)

Vanguard VIF Equity Index Portfolio Sub-Account
2016		92	$25.79 to $25.95	$28.57 to $28.92	$2,635	1.94%	0.35% to 0.94%	10.76% to 11.42%
2015	(x)	67	$25.38	$25.79 to $25.95	$1,740	0.34%	0.65% to 0.96%	(1.65)% to 1.60%

Vanguard VIF High Yield Bond Portfolio Sub-Account
2016		43	$24.82 to $24.98	$27.38 to $27.71	$1,195	2.64%	0.35% to 0.95%	10.30% to 10.97%
2015	(x)	10	$25.47	$24.82 to $24.98	$258	0.71%	0.36% to 0.96%	(4.34)% to (1.59)%

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2016		74	$25.26 to $25.42	$27.80 to $28.15	$2,063	1.04%	0.35% to 0.94%	10.07% to 10.73%
2015	(x)	43	$25.56	$25.26 to $25.42	$1,086	0.20%	0.36% to 0.96%	(6.34)% to (1.17)%

Vanguard VIF REIT Index Portfolio Sub-Account
2016		69	$25.72 to $25.88	$27.61 to $27.95	$1,913	1.53%	0.35% to 0.95%	7.33% to 7.98%
2015	(x)	24	$27.12	$25.72 to $25.88	$616	0.67%	0.35% to 0.96%	(5.18)% to 2.91%

Vanguard VIF Small Co Growth Portfolio Sub-Account
2016		60	$25.14 to $25.30	$28.63 to $28.98	$1,724	0.27%	0.35% to 0.94%	13.85% to 14.54%
2015	(x)	36	$25.24	$25.14 to $25.30	$911	0.03%	0.36% to 0.96%	(8.15)% to (0.40)%

Vanguard VIF Total Bond Mkt Index Portfolio Sub-Account
2016		69	$24.79 to $24.95	$25.17 to $25.48	$1,750	1.52%	0.35% to 0.95%	1.50% to 2.11%
2015	(x)	23	$25.26	$24.79 to $24.95	$564	1.44%	0.35% to 0.96%	(1.86)% to (0.29)%

VY Clarion Global Real Estate Portfolio—Class I Sub-Account
2016		17	$36.70 to $37.97	$36.68 to $38.17	$640	1.44%	0.35% to 0.94%	(0.06)% to 0.54%
2015		15	$37.58 to $38.65	$36.70 to $37.97	$553	3.05%	0.35% to 0.95%	(2.35)% to (1.76)%
2014		19	$33.26 to $34.00	$37.58 to $38.65	$731	1.38%	0.35% to 0.95%	12.99% to 13.67%
2013		14	$32.30 to $32.83	$33.26 to $34.00	$479	6.00%	0.35% to 0.95%	2.97% to 3.59%
2012		7	$25.87 to $26.13	$32.30 to $32.83	$238	0.75%	0.35% to 0.95%	24.89% to 25.64%

Wanger International Sub-Account
2016		16	$54.59 to $58.00	$53.31 to $56.99	$885	1.18%	0.35% to 0.94%	(2.34)% to (1.75)%
2015		17	$55.06 to $58.15	$54.59 to $58.00	$938	1.48%	0.35% to 0.95%	(0.85)% to (0.25)%
2014		17	$58.14 to $61.04	$55.06 to $58.15	$940	1.46%	0.35% to 0.95%	(5.31)% to (4.74)%
2013		13	$47.97 to $50.06	$58.14 to $61.04	$796	2.61%	0.35% to 0.95%	21.21% to 21.94%
2012		10	$39.84 to $41.32	$47.97 to $50.06	$474	1.48%	0.35% to 0.95%	20.41% to 21.14%

Wanger Select Sub-Account
2016		7	$37.84 to $40.16	$42.49 to $45.37	$323	0.19%	0.35% to 0.94%	12.29% to 12.96%
2015		7	$38.10 to $40.20	$37.84 to $40.16	$274	0.01%	0.35% to 0.95%	(0.70)% to (0.10)%
2014		6	$37.30 to $39.12	$38.10 to $40.20	$220	0.00%	0.35% to 0.95%	2.17% to 2.78%
2013		8	$27.98 to $29.17	$37.30 to $39.12	$289	0.22%	0.34% to 0.95%	33.31% to 34.11%
2012		7	$23.84 to $24.27	$27.98 to $29.17	$194	0.51%	0.35% to 0.95%	1.27% to 17.69%

Wanger USA Sub-Account
2016		4	$59.43 to $61.26	$66.92 to $69.19	$277	0.00%	0.65% to 0.94%	12.62% to 13.29%
2015		5	$60.36 to $63.75	$59.43 to $61.26	$298	0.00%	0.65% to 0.95%	(1.55)% to (1.25)%
2014		7	$58.15 to $61.06	$60.36 to $63.75	$407	0.00%	0.35% to 0.95%	3.79% to 4.42%
2013		6	$43.89 to $45.81	$58.15 to $61.06	$344	0.13%	0.35% to 0.95%	32.49% to 33.29%
2012		5	$36.92 to $37.61	$43.89 to $45.81	$237	0.30%	0.35% to 0.95%	5.57% to 19.24%

Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
2016		35	$13.06 to $13.75	$14.95 to $15.84	$546	6.43%	0.35% to 0.94%	14.51% to 15.20%
2015		33	$14.00 to $14.66	$13.06 to $13.75	$437	5.37%	0.35% to 0.95%	(6.73)% to (6.17)%
2014		38	$14.30 to $14.88	$14.00 to $14.66	$545	7.97%	0.35% to 0.95%	(2.09)% to (1.50)%
2013		29	$13.58 to $14.05	$14.30 to $14.88	$425	5.93%	0.35% to 0.95%	5.27% to 5.90%
2012		36	$11.59 to $11.92	$13.58 to $14.05	$502	7.59%	0.35% to 0.95%	17.21% to 17.91%

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-75

Notes to financial statements	concluded

TIAA-CREF Life Separate Account VLI-1

^	Less than a thousand units.
^^	Less than 0.01%.
(a)	Not annualized for periods less than one year.
(b)	Does not include expenses of underlying Fund.
(d)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(e)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the underlying fund manager, divided by the average net assets. These ratios exclude those expenses, such as administrative expenses and mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(f)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of administrative expenses and mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(g)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.
(h)	Sub-Account commenced operations June 8, 2012.
(i)	Sub-Account commenced operations March 27, 2012.
(l)	Sub-Account commenced operations May 16, 2012.
(m)Sub-Account	commenced operations July 11, 2012.
(n)	Sub-Account commenced operations October 16, 2012.
(o)	Sub-Account commenced operations December 30, 2013.
(p)	Sub-Account commenced operations December 31, 2013.
(q)	Sub-Account commenced operations April 9, 2014.
(r)	Sub-Account commenced operations April 28, 2014.
(s)	Sub-Account commenced operations July 2, 2014.
(t)	Sub-Account commenced operations December 19, 2014.
(u)	Sub-Account commenced operations January 21, 2014.
(w)	Sub-Account commenced operations March 27, 2015.
(x)	Sub-Account commenced operations January 21, 2015.
(y)	Sub-Account commenced operations July 5, 2016.

B-76	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-77

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2016 and 2015, and the related statutory-basis statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2016.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2016.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 27, 2017

B-78	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands)	2016	2015

ADMITTED ASSETS
Bonds	$6,100,510	$5,242,138
Preferred stocks	183	183
Common stocks	586	879
Cash, cash equivalents and short-term investments	28,131	166,031
Contract loans	23,857	18,683
Other long-term investments	10,144	9,638
Investment income due and accrued	55,011	47,860
Federal income tax recoverable from TIAA	—	1,634
Net deferred federal income tax asset	21,376	18,469
Other assets	36,682	46,065
Separate account assets	5,605,991	5,222,661
Total admitted assets	$11,882,471	$10,774,241

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$5,801,826	$5,121,946
Asset valuation reserve	40,826	33,643
Interest maintenance reserve	2,491	1,218
Federal income tax payable to TIAA	2,378	—
Other amounts payable on reinsurance	15,667	23,724
Other liabilities	21,354	27,480
Separate account liabilities	5,588,255	5,203,712
Total liabilities	11,472,797	10,411,723

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	457,500	407,500
Surplus (deficit)	(50,326)	(47,482)
Total capital and surplus	409,674	362,518
Total liabilities, capital and surplus	$11,882,471	$10,774,241

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-79

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2016	2015	2014

REVENUES
Insurance and annuity premiums and other considerations	$695,583	$716,392	$677,464
Net investment income	209,258	181,541	162,279
Commissions and expense allowances on reinsurance ceded	26,492	28,376	29,581
Reserve adjustments on reinsurance ceded	33,400	51,598	59,209
Other revenue	24,821	24,860	21,788
Total revenues	$989,554	$1,002,767	$950,321

EXPENSES
Policy and contract benefits	$227,194	$198,054	$198,524
Increase in policy and contract reserves	348,093	366,031	349,405
Insurance expenses and taxes (excluding federal income taxes)	141,101	146,613	127,915
Commissions on premiums	31,056	33,930	34,937
Interest on deposit-type contracts	37,274	30,105	25,616
Net transfers to separate accounts	189,656	259,745	227,552
Total expenses	$974,374	$1,034,478	$963,949

Income (loss) before federal income tax and net realized capital gains (losses)	15,180	(31,711)	(13,628)
Federal income tax expense	12,303	3,543	6,867
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(325)	(4,539)	2,969
Net income (loss)	$2,552	$(39,793)	$(17,526)

B-80	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
Balance, December 31, 2013	$2,500	$357,500	$13,833	$373,833
Net income (loss)	—	—	(17,526)	(17,526)
Change in net unrealized capital gains (losses) on investments	—	—	54	54
Change in asset valuation reserve	—	—	(9,368)	(9,368)
Change in surplus in separate accounts	—	—	3,663	3,663
Change in liability for reinsurance in unauthorized companies	—	—	(88)	(88)
Change in net deferred income tax	—	—	10,932	10,932
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(5,237)	(5,237)
Deferred premium asset limitation	—	—	(1,638)	(1,638)
Other assets	—	—	(50)	(50)
Balance, December 31, 2014	$2,500	$357,500	$(5,425)	$354,575

Net income (loss)	—	—	(39,793)	(39,793)
Change in net unrealized capital gains (losses) on investments	—	—	290	290
Change in asset valuation reserve	—	—	(6,338)	(6,338)
Change in surplus in separate accounts	—	—	3,441	3,441
Change in liability for reinsurance in unauthorized companies	—	—	3,199	3,199
Change in net deferred income tax	—	—	16,437	16,437
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(15,462)	(15,462)
Deferred premium asset limitation	—	—	(1,929)	(1,929)
Other assets	—	—	(1,902)	(1,902)
Capital contribution	—	50,000	—	50,000
Balance, December 31, 2015	$2,500	$407,500	$(47,482)	$362,518

Net income (loss)	—	—	2,552	2,552
Change in net unrealized capital gains (losses) on investments	—	—	(281)	(281)
Change in asset valuation reserve	—	—	(7,183)	(7,183)
Change in surplus in separate accounts	—	—	(1,601)	(1,601)
Change in liability for reinsurance in unauthorized companies	—	—	1,803	1,803
Change in net deferred income tax	—	—	3,910	3,910
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(1,003)	(1,003)
Deferred premium asset limitation	—	—	(1,635)	(1,635)
Other assets	—	—	594	594
Capital contribution	—	50,000	—	50,000
Balance, December 31, 2016	$2,500	$457,500	$(50,326)	$409,674

See notes to financial statements	Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-81

Statutory–basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2016	2015	2014

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$684,962	$708,531	$670,596
Miscellaneous income	57,547	44,258	48,947
Net investment income	200,408	176,308	159,529
Total receipts	942,917	929,097	879,072
Policy and contract benefits	189,705	129,344	137,751
Commissions and expenses paid	172,618	179,665	163,625
Federal income tax expense	9,311	6,819	10,636
Net transfers to separate accounts	190,483	256,943	228,279
Total disbursements	562,117	572,771	540,291
Net cash from operations	380,800	356,326	338,781

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	653,665	473,427	518,847
Stocks	—	26	2,500
Other invested assets	—	—	2,000
Net gains on cash, cash equivalents and short-term investments	42	5	31
Cost of investments acquired:
Bonds	1,508,360	979,161	1,135,774
Net increase in contract loans	5,174	2,606	5,610
Miscellaneous applications	560	—	—
Net cash used in investments	(860,387)	(508,309)	(618,006)

CASH FROM FINANCING AND OTHER
Additional paid in capital	50,000	50,000	—
Net deposits on deposit-type contracts funds	294,277	175,461	259,540
Other cash provided (applied)	(2,590)	2,046	(4,690)
Net cash from financing and other	341,687	227,507	254,850
NET CHANGE IN CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	(137,900)	75,524	(24,375)
CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	166,031	90,507	114,882

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, END OF YEAR	$28,131	$166,031	$90,507

B-82	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, book value separate account agreements, term-life insurance and single premium immediate annuities.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department.

The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. Under this approach the deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy rather than the premium mode of the reinsurance agreement.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

	For the Years Ended December 31,
(in thousands)	SSAP#	F/S Line	2016	2015	2014
Net income (loss), New York SAP			$2,552	$(39,793)	$(17,526)
New York SAP prescribed practices:
Additional reserves for term conversions	51	Increase in policy and contract reserves	409	392	330
Net income (loss), NAIC SAP			$2,961	$(39,401)	$(17,196)

Capital and surplus, New York SAP			$409,674	$362,518	$354,575
New York SAP prescribed practices:
Deferred premium asset limitation	61R	Other assets	34,269	32,635	30,706
Separate Account Assets	56	Separate account assets	(17)	(24)	(5)
Separate Account Liabilities	56	Separate account liabilities	17	24	5
Additional reserves for term conversions	51	Reserves for life and health insurance, annuities and deposit-type contracts	3,060	2,651	2,259
Capital and surplus, NAIC SAP			$447,003	$397,804	$387,540

The Company’s risk based capital as of December 31, 2016 and December 31, 2015 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-83

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost under NAIC SAP;

•	Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses on impairments included in the Asset Valuation Reserve, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•	When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

B-84	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The effects of these differences, while not determined, are presumed to be material.

Reclassifications: Transfers to deposit-type contracts in the 2015 and 2014 statutory-basis statements of operations have been reclassified to policy and contract benefits and insurance expenses and taxes (excluding federal income taxes) to conform with the 2016 presentation.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Securities are accounted for as of the date the investments are purchased or sold (trade date). Private placement securities are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost bases, when an other-than-temporary impairment (“OTTI”) has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Long-term Investments: Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-85

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent that they are not in excess of the investee’s undistributed accumulated earnings and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate account assets are accounted for at fair value, except the Stable Value Separate Account (“SVSA”) which supports book value separate account agreements, in which case the assets are accounted for at amortized cost in accordance with NYDFS guidance. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus in the accompanying Statements of Changes in Capital and Surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in thousands):

	2016	2015	Change
Net deferred tax assets	$48,588	$47,585	$1,003
Deferred premium assets	34,269	32,635	1,634
Other invested assets	1,190	1,178	12
Sundry receivables	169	774	(605)
Total	$84,216	$82,172	$2,044

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

B-86	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”): Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its parent, TIAA, and its subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31, include the following (in thousands):

	2016	2015	2014
Exchange/restructure/transfer of bond investments	$176,336	$140,969	$86,601
Capitalized interest on bonds	446	—	—
Total	$176,782	$140,969	$86,601

Application of new accounting pronouncements:

In August 2016, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 51- Life Contracts to provide guidance on how to determine the change in valuation basis for Principle-based Reserving (‘PBR”). The revisions identify changes, which will be reflected as a change in valuation basis (e.g., changes in methodology and new CSO mortality tables), and “routine” changes as required by the methodology, which will not be reflected as a change in valuation basis (e.g., annual changes in assumptions required by the methodology). The initial application of PBR is not expected to result in a day one impact to surplus because the Valuation Manual requires a prospective application, or a three year phase-in, for policies issued on or after the January 1, 2017 operative date upon adoption. The Company is still evaluating the new guidance but does not anticipate a material impact on surplus.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-87

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 3—long-term bonds

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, are shown below (in thousands):

	2016
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$338,033	$6,014	$(2,580)	$341,467
All other governments	58,520	7	(1,203)	57,324
States, territories & possessions	59,643	1,816	(242)	61,217
Political subdivisions of states, territories, & possessions	17,053	99	(328)	16,824
Special revenue & special assessment, non-guaranteed agencies & government	407,167	8,082	(7,894)	407,355
Industrial & miscellaneous	5,215,131	166,351	(62,234)	5,319,248
Credit tenant loans	4,963	360	—	5,323
Total	$6,100,510	$182,729	$(74,481)	$6,208,758

	2015
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$367,529	$8,324	$(2,083)	$373,770
All other governments	22,824	—	(415)	22,409
States, territories & possessions	59,634	1,569	(330)	60,873
Political subdivisions of states, territories, & possessions	11,176	194	(127)	11,243
Special revenue & special assessment, non-guaranteed agencies & government	280,261	11,098	(2,217)	289,142
Industrial & miscellaneous	4,489,930	115,430	(106,475)	4,498,885
Credit tenant loans	5,769	564	—	6,333
Hybrids	5,015	2	—	5,017
Total	$5,242,138	$137,181	$(111,647)	$5,267,672

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

B-88	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Unrealized Losses on Bonds: The gross unrealized losses and estimated fair values for bonds by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2016
All other bonds	$1,723,181	$(47,611)	$1,675,570	$150,802	$(13,478)	$137,324
Loaned-backed and structured bonds	393,748	(11,461)	382,287	47,714	(1,932)	45,782
Total	$2,116,929	$(59,072)	$2,057,857	$198,516	$(15,410)	$183,106

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2015
All other bonds	$1,986,891	$(71,595)	$1,915,296	$314,250	$(36,276)	$277,974
Loaned-backed and structured bonds	107,438	(1,613)	105,825	52,028	(2,163)	49,865
Total	$2,094,329	$(73,208)	$2,021,121	$366,278	$(38,439)	$327,839

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2016		December 31, 2015
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Due in one year or less	$264,951	$265,989	$330,274	$333,965
Due after one year through five years	1,465,162	1,492,458	1,269,800	1,269,273
Due after five years through ten years	1,725,867	1,735,739	1,616,301	1,616,815
Due after ten years	1,996,813	2,068,143	1,575,568	1,585,895
Subtotal	5,452,793	5,562,329	4,791,943	4,805,948
Residential mortgage-backed securities	347,725	346,643	232,402	239,224
Commercial mortgage-backed securities	86,531	86,727	55,514	58,408
Asset-backed securities	213,461	213,059	162,279	164,092
Subtotal	647,717	646,429	450,195	461,724
Total	$6,100,510	$6,208,758	$5,242,138	$5,267,672

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (dollars in thousands):

	2016		2015
NAIC 1 and 2	$6,013,265	98.6%	$5,183,481	98.9%
NAIC 3 through 6	87,245	1.4	58,657	1.1
Total	$6,100,510	100.0%	$5,242,138	100.0%

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-89

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2016	2015
Manufacturing	20.7%	24.0%
Finance and financial services	15.5%	14.9%
Public utilities	12.6%	12.8%
Transportation	7.2%	8.5%
Oil and gas	7.2%	6.8%
Residential mortgage-backed securities	5.7%	4.4%
Services	5.7%	4.1%
U.S. governments	4.6%	5.9%
Communication	4.2%	4.2%
Asset Backed Securities	3.5%	3.1%
Real estate investment trusts	3.3%	3.1%
Revenue and special obligation	3.0%	2.4%
Retail and wholesale trade	2.9%	1.5%
Commercial mortgage backed securities	1.4%	1.1%
Mining	1.3%	2.8%
All other governments	1.2%	0.4%
Total	100.0%	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2016 and 2015, the Company did not recognize any OTTI on loan-backed or structured securities where it had the intent to sell, lacked the ability to retain the security for a period of time sufficient to recover the amortized cost basis, or where the present value of the cash flows expected to be collected was less than the amortized cost basis.

Note 4—subsidiary, controlled and affiliated entities

The Company has no investments in subsidiary, controlled or affiliated entities (“SCA”) that exceed 10% of its admitted assets.

At December 31, 2016 or 2015, respectively, the Company has the following as amounts due to parent, subsidiaries, and affiliates (in thousands):

	2016	2015
Amounts due to parent, subsidiaries, and affiliates	$14,678	$15,266

Note 5—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in thousands):

	2016	2015	2014
Bonds	$211,291	$183,389	$163,914
Stocks	—	—	167
Other long-term investments	666	641	798
Cash, cash equivalents and short-term investments	152	47	33
Contract loans	957	759	594
Total gross investment income	213,066	184,836	165,506
Less investment expenses	(3,946)	(3,872)	(4,471)
Net investment income before amortization of IMR	209,120	180,964	161,035
Plus amortization of IMR	138	577	1,244
Net investment income	$209,258	$181,541	$162,279

B-90	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31, are as follows (in thousands):

	2016	2015	2014
Bonds	$2,061	$(8,112)	$4,434
Stocks	—	26	212
Cash, cash equivalent and short-term investments	43	5	31
Total before capital gain (loss) tax and transfers to IMR	2,104	(8,081)	4,677
Transfers to IMR	(1,411)	5,270	(540)
Capital gain/loss tax benefit (expense)	(1,018)	(1,728)	(1,168)
Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$(325)	$(4,539)	$2,969

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31 (in thousands):

	2016	2015	2014
Other-than-temporary impairments:
Bonds	$2,839	$5,968	$72

Information related to the sales of long term bonds for the years ended December 31 are as follows (in thousands):

	2016	2015	2014
Proceeds from sales	$155,787	$59,926	$39,351
Gross gains on sales	$4,022	$477	$119
Gross losses on sales	$3,296	$2,759	$54

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 6—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-91

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2016 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$6,208,758	$6,100,510	$—	$6,206,792	$1,966
Common stock	586	586	586	—	—
Preferred stock	3,406	183	3,406	—	—
Separate account assets	5,588,545	5,605,991	2,266,908	3,321,637	—
Contract loans	23,857	23,857	—	—	23,857
Cash, cash equivalent & short term investments	28,132	28,131	11,136	16,996	—
Total	$11,853,284	$11,759,258	$2,282,036	$9,545,425	$25,823

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$2,834,923	$2,834,923	$—	$—	$2,834,923
Separate account liabilities	5,588,255	5,588,255	—	—	5,588,255
Total	$8,423,178	$8,423,178	$—	$—	$8,423,178

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2015 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$5,267,672	$5,242,138	$—	$5,263,853	$3,819
Common stock	879	879	879	—	—
Preferred stock	1,500	183	1,500	—	—
Separate account assets	5,199,035	5,222,661	1,907,088	3,291,947	—
Contract loans	18,683	18,683	—	—	18,683
Cash, cash equivalent & short term investments	166,032	166,031	13,195	152,837	—
Total	$10,653,801	$10,650,575	$1,922,662	$8,708,637	$22,502

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$2,503,805	$2,503,805	$—	$—	$2,503,805
Separate account liabilities	5,203,712	5,203,712	—	—	5,203,712
Total	$7,707,517	$7,707,517	$—	$—	$7,707,517

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2016 and 2015. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

B-92	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stocks and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange traded equities.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

There are no securities measured and reported at fair value in Level 3 as of December 31, 2016 and 2015.

Separate account liabilities and deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value at December 31 (in thousands):

	2016
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stock
Industrial and miscellaneous	$586	$—	$—	$586
Separate account assets	2,237,437	44,780	—	2,282,217
Total assets at fair value	$2,238,023	$44,780	$—	$2,282,803

Total liabilities at fair value	$—	$—	$—	$—

	2015
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stock
Industrial and miscellaneous	$879	$—	$—	$879
Separate account assets	1,887,181	43,544	—	1,930,725
Total assets at fair value	$1,888,060	$43,544	$—	$1,931,604

Total liabilities at fair value	$—	$—	$—	$—

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-93

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

For assets and liabilities held at December 31, 2016 or 2015, the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy.

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2016 and 2015, there are no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 7—restricted assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company (dollars in thousands):

	2016
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$8,152	$—	$—	$—	$8,152	$8,154	$(2)	$—	8,152	0.068%	0.069%

	2015
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$8,154	$—	$—	$—	$8,154	$8,242	$(88)	$—	$8,154	0.075%	0.076%

Note 8—premiums and annuity considerations deferred and uncollected

Premium and annuity considerations deferred and uncollected at December 31 (in thousands):

	2016		2015
	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$1,501	$1,900	$1,394	$1,746
Ordinary renewal	17,799	49,792	17,079	47,349
Total	$19,300	$51,692	$18,473	$49,095

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium net of reinsurance that is due and unpaid at the reporting date. Net premium is the amounts used in the calculation of reserves.

Note 9—separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2016, the Company reported separate account assets and liabilities for the following products: variable life, variable annuity, fixed annuity, group life and group annuity.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized on May 23, 2001, and established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies. The assets of this account are carried at fair value.

The Company’s Separate Account VLI-2 (“VLI-2”) is a unit investment trust and was organized on February 15, 2012 and established under New York Law for the purpose of issuing and funding group and individual variable life insurance policies. The assets of this account are carried at fair value.

B-94	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The Company’s Separate Account VA-1 (“VA-1”) was established on July 27, 1998 to fund individual non-qualified variable annuities. VA-1 is registered with the Securities and Exchange Commission (the “Commission”) as a unit investment trust under the Investment Company Act of 1940. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

The Company’s Stable Value Separate Account-1 (“SVSA-1”), Stable Value Separate Account-2 (“SVSA-2”) and Stable Value Separate Account-3 (“SVSA-3”) were established on May 14, 2012, May 21, 2012, and November 13, 2013, respectively, as non-unitized guaranteed separate accounts that support book value separate account agreement contracts issued to certain externally managed stable value funds. The assets of these accounts are carried at amortized cost.

SVSA accounts support contracts issued as one of several vehicles for stable value funds. Participant withdrawals from the stable value fund are typically funded through the stable value fund’s cash buffer account which is held outside of the contract. In the event that the stable value fund’s cash buffer account is insufficient to pay participant and plan sponsor withdrawals, the sponsor of the stable value fund may request that the Company’s pro-rata share of such excess amounts be paid from the Company’s contract. Certain participant withdrawals requested from the Company’s contract are paid at book value and others are paid at the lesser of book value or market value. Plan Sponsor withdrawals from the stable value fund are typically paid (to the extent the fund’s cash buffer account is insufficient) at book value as long as 12 months advance notice is provided by the plan sponsor.

SVSA contracts utilize an interest crediting formula that includes a guaranteed crediting rate adjusted for the market value of the separate account assets over a period reflecting the duration of such assets.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TC Life VLI-1	Variable life	Section 4240 of the New York Insurance Law
TC Life VLI-2	Variable life	Section 4240 of the New York Insurance Law
TC Life VA-1	Variable annuity	Section 4240 of the New York Insurance Law
TC Life MVA-1	Fixed annuity	Section 4240 of the New York Insurance Law
TC Life SVSA-1	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life SVSA-2	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life SVSA-3	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the general account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s Separate Account assets includes both assets legally insulated and not legally insulated from the general account at December 31, as follows (in thousands):

	2016		2015
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated
TC Life VLI-1	$153,300	$—	$122,836	$—
TC Life VLI-2	100,744	—	75,611	—
TC Life VA-1	1,981,259	—	1,684,224	—
TC Life MVA-1	—	46,914	—	48,054
TC Life SVSA-1	1,231,182	—	1,186,681	—
TC Life SVSA-2	922,802	—	985,253	—
TC Life SVSA-3	1,169,790	—	1,120,002	—
Total	$5,559,077	$46,914	$5,174,607	$48,054

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

As of December 31, 2016 and 2015, the general account of the Company has a maximum guarantee for separate account liabilities of $1,498 thousand and $7,779 thousand, respectively. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-95

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in thousands):

	2016
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$296	$—	$327,375	$327,671
Reserves
For accounts with assets at:
Fair value	$19,926	$17,444	$2,230,402	$2,267,772
Amortized cost	3,256,023	—	—	3,256,023
Total reserves	$3,275,949	$17,444	$2,230,402	$5,523,795

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$19,476	$17,444	$—	$36,920
At fair value	3,256,023	—	2,230,402	5,486,425
Not subject to discretionary withdrawal	450	—	—	450
Total reserves	$3,275,949	$17,444	$2,230,402	$5,523,795

	2015
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations, or deposits	$403,757	$—	$374,557	$778,314
Reserves
For accounts with assets at:
Fair value	$20,804	$17,613	$1,878,761	$1,917,178
Amortized cost	3,275,936	—	—	3,275,936
Total reserves	$3,296,740	$17,613	$1,878,761	$5,193,114

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$20,804	$17,613	$—	$38,417
At fair value	3,275,936	—	1,878,761	5,154,697
Total reserves	$3,296,740	$17,613	$1,878,761	$5,193,114

	2014
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations, or deposits	$824,282	$—	$354,973	$1,179,255
Reserves
For accounts with assets at:
Fair value	$22,325	$20,792	$1,635,095	$1,678,212
Amortized cost	3,115,288	—	—	3,115,288
Total reserves	$3,137,613	$20,792	$1,635,095	$4,793,500

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$22,325	$20,792	$—	$43,117
At fair value	3,115,288	—	1,635,095	4,750,383
Total reserves	$3,137,613	$20,792	$1,635,095	$4,793,500

B-96	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in thousands):

	2016	2015	2014
Transfers as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$332,216	$381,946	$366,901
Transfers from separate accounts	(142,165)	(121,515)	(139,172)
Net transfers to separate accounts	190,051	260,431	227,729

Reconciling adjustments:
Fund transfer exchange gain (loss)	(395)	(686)	(177)
Transfers as reported in the Company’s Statements of Operations	$189,656	$259,745	$227,552

Note 10—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a service agreement. Expense reimbursement payments under the service agreement are made monthly by the Company to TIAA based on TIAA’s costs for providing such services. TIAA’s costs include employee benefit expenses, which are allocated based on salaries attributable to the Company. The Company also reimburses TIAA, at cost, on a monthly basis for certain investment management services, according to the terms of an investment management agreement. Reimbursements made to TIAA for the years ended December 31, are as follows (in thousands):

	2016	2015	2014
Reimbursements to TIAA	$113,703	$120,676	$105,472

Teachers Advisors, Inc. (“Advisors”), a subsidiary of TIAA-CREF Asset Management LLC (“TCAM”), which is an indirectly owned subsidiary of TIAA, provides investment advisory services and other administrative services for the Company’s Separate Accounts in accordance with an Investment Management Agreement. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TCAM and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for the Separate Accounts. Reimbursement made to Advisors for services for the years ended December 31, are as follows (in thousands):

	2016	2015	2014
Reimbursements to Advisors	$4,603	$4,724	$3,798

The Company reimburses TPIS and Services, on an at cost basis, for distribution services for variable life and after tax annuities. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2016	2015	2014
Reimbursement to TPIS and Services	$16,556	$14,013	$14,265

Services for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TIAA, is the program manager, are provided to the Company by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement for the years ended December 31, are as follows (in thousands):

	2016	2015	2014
Payments to TFI	$9,247	$10,296	$8,724

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that the Company will have the greater of (a) capital and surplus of $250,000 thousand, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain the Company’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of the Company with recourse to TIAA.

The Company maintains a $100,000 thousand unsecured 364-day revolving line of credit with TIAA. As of December 31, 2016, $30,000 thousand of this facility was maintained on a committed basis. During 2016 the Company made seventy-one drawdowns which totaled approximately $171,500 thousand, of which no amount was outstanding at December 31, 2016.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-97

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 11—federal income taxes

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on deferred tax assets at December 31, 2016 or December 31, 2015.

The components of net deferred tax assets (“DTA”) and deferred tax liabilities (“DTL”) at December 31, are as follows (in thousands):

	12/31/2016			12/31/2015			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross deferred tax assets	$64,247	$7,021	$71,268	$60,872	$7,522	$68,394	$3,375	$(501)	$2,874
b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted gross deferred tax assets (a–b)	64,247	7,021	71,268	60,872	7,522	68,394	3,375	(501)	2,874
d) Deferred tax assets non-admitted	42,378	6,210	48,588	41,471	6,114	47,585	907	96	1,003
e) Subtotal net admitted deferred tax asset (c-d)	21,869	811	22,680	19,401	1,408	20,809	2,468	(597)	1,871
f) Deferred tax liabilities	1,099	205	1,304	1,538	802	2,340	(439)	(597)	(1,036)
g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$20,770	$606	$21,376	$17,863	$606	$18,469	$2,907	$—	$2,907

	12/31/2016			12/31/2015			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission calculation components SSAP No. 101 (in thousands)
a) Federal income taxes paid in prior years recoverable through loss carrybacks	$20,770	$606	$21,376	$17,863	$606	$18,469	$2,907	$—	$2,907
b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from 2(a) above after application of the threshold limitation.(The lesser of (b)1 and (b)2 below)	—	—	—	—	—	—	—	—	—
1. Adjusted gross DTA expected to be realized following the balance sheet date	—	—	—	—	—	—	—	—	—
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	58,245	—	—	51,607	XXX	XXX	6,638
c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	1,099	205	1,304	1,538	802	2,340	(439)	(597)	(1,036)
d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$21,869	$811	$22,680	$19,401	$1,408	$20,809	$2,468	$(597)	$1,871

	2016	2015
(a) Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount	893%	839%
(b) Amount Of Adjusted Capital And Surplus Used To Determine The Threshold Limitation In (b)2 Above (in thousands)	$388,298	$344,049

	12/31/2016		12/31/2015		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital
Impact of Tax Planning Strategies: (dollars in thousands)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs amount from note 10A1(c)	$64,247	$7,021	$60,872	$7,522	$3,375	$(501)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs amount from note 10A1(e)	$21,869	$811	$19,401	$1,408	$2,468	$(597)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

B-98	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The Company does not have deferred tax liabilities that are not recognized.

The Company does not use reinsurance in its tax-planning strategies.

Current income taxes incurred consist of the following major components (in thousands):

	12/31/2016	12/31/2015	12/31/2014
Current income tax:
Federal income tax expense	$12,302	$4,198	$7,074
Foreign taxes	—	—	—
Subtotal	$12,302	$4,198	$7,074
Federal income taxes expense on net capital gains	1,019	649	1,322
Other	1	424	(362)
Federal and foreign income tax expense	$13,322	$5,271	$8,034

	12/31/2016	12/31/2015	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$12,792	$16,993	$(4,201)
Deferred acquisition costs	50,060	41,602	8,458
Unauthorized reinsurance	1,089	1,721	(632)
Receivables—non-admitted	59	271	(212)
Other (including items < 5% of total ordinary tax assets)	247	285	(38)
Subtotal	$64,247	$60,872	$3,375
Non-admitted	42,378	41,471	907
Admitted ordinary deferred tax assets	$21,869	$19,401	$2,468

Capital:
Investments	$7,021	$7,522	$(501)
Net capital loss carry-forward	—	—	—
Subtotal	$7,021	$7,522	$(501)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	6,210	6,114	96
Admitted capital deferred tax assets	811	1,408	(597)
Admitted deferred tax assets	$22,680	$20,809	$1,871

Deferred tax liabilities:
Ordinary:
Investments	$490	$1,219	$(729)
Tax reserve weakening	302	319	(17)
IHA tax accounting method change	247	—	247
Guarantee fund assessments	60	—	60
Capital:
Investments	205	802	(597)
Deferred tax liabilities	$1,304	$2,340	$(1,036)

Net admitted deferred tax:
Assets/Liabilities	$21,376	$18,469	$2,907

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-99

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2016, are as follows (dollars in thousands):

Description	Amount	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$17,285	$6,050	35.00%
Dividends received deduction	(573)	(201)	(1.16)
SAGIC—ordinary income & capital gains	9,293	3,252	18.82
Amortization of interest maintenance reserve	(138)	(48)	(0.28)
Other permanent differences	29	10	0.06
Liability for unauthorized reinsurance	1,803	631	3.65
Prior year true-up	(824)	(287)	(1.67)
Other	16	5	0.03
Total	$26,891	$9,412	54.45%

Federal and foreign income tax incurred		$13,322	77.07%
Change in net deferred income tax charge (benefit)		(3,910)	(22.62)
Total statutory income taxes		$9,412	54.45%

At December 31, 2016, the Company had no net operating loss carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total
2014	$6,314	$2,228	$8,542
2015	4,839	—	4,839
2016	12,302	1,019	13,321
Total	$23,455	$3,247	$26,702

There were no deposits reported as admitted assets under IRC Section 6603.

The Company files a consolidated federal income tax return with its parent, TIAA and its affiliates:

1) 730 Texas Forest Holdings, Inc.

2) Covariance Capital Management, Inc.

3) GreenWood Resources, Inc.

4) JWL Properties, Inc.

5) MyVest Advisors Corporation

6) MyVest Corporation

7) ND Properties, Inc.

8) NIS/R&T, Inc. f/k/a Nuveen Investment Solutions, Inc.*

9) Nuveen Holdings, Inc.*

10) Nuveen Holdings I, Inc. *

11) Nuveen Investments, Inc.*

12) Nuveen Investments Advisers Inc.*

13) Nuveen Investments Holdings, Inc.*

14) Nuveen Securities, LLC*

15) Oleum Holding Company, Inc.

16) T-C Europe Holdings, Inc.

17) T-C SP, Inc.

18) T-Investment Properties Corp.

19) TCT Holdings, Inc.

20) Teachers Advisors, Inc.

21) Teachers Insurance and Annuity Association of America

22) Teachers Personal Investors Service, Inc.

23) Terra Land Company

24) TIAA Asset Management Finance Company, LLC*

B-100	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

25) TIAA Board of Overseers

26) TIAA-CREF Tuition Financing, Inc.

27) TIAA-CREF Trust Company, FSB

28) Westchester Group Asset Management, Inc.

29) Westchester Group Farm Management, Inc.

30) Westchester Group Investment Management, Inc.

31) Westchester Group Investment Management Holding Company, Inc

32) Westchester Group Real Estate, Inc.

All consolidating companies, excluding those denoted with an asterisk (*) above, participate in a tax sharing agreement under the following criteria. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies included in this agreement are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings I, Inc (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year. However, in the event the TIAA consolidated group owes Alternative Minimum Tax (“AMT”) in a given year, Nuveen will pay or receive reimbursements for its allocable share of tax, in an amount equal to the ratio that its standalone AMT liability bears to that of the consolidated group’s liability.

The Company had no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R with the modifications provided in SSAP No. 101 for which it is reasonably possible that the total liability will significantly increase within 12 months of the reporting date.

The Company’s tax years 2010 through 2016 are open to examination by the IRS.

Note 12—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 (“AG43”) for variable annuity products and Actuarial Guideline 33 for all other products.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows:

	12/31/2016	12/31/2015
Additional Reserves for:
Deferred and payout annuity contracts issued after 2000	$844	$995

Based on the asset adequacy and AG43 analysis, the Company maintains additional reserve at the level of $30,231 thousand and $45,000 thousand for 2016 and 2015, respectively. On this basis, the Company determined that the Company’s reserves are sufficient to meet its obligations.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-101

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (dollars in thousands):

	2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$36,920	$—	$36,920	0.4%
At fair value	—	3,256,023	1,981,257	5,237,280	55.4%
Total with market value adjustment or at fair value	$—	$3,292,943	$1,981,257	$5,274,200	55.8%
At book value without adjustment (minimal or no charge or adjustment)	4,031,272	—	—	4,031,272	42.7%
Not subject to discretionary withdrawal	141,499	450	—	141,949	1.5%
Total (gross)	$4,172,771	$3,293,393	$1,981,257	$9,447,421	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$4,172,771	$3,293,393	$1,981,257	$9,447,421

	2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$38,417	$—	$38,417	0.4%
At fair value	—	3,275,936	1,684,752	4,960,688	56.2
Total with market value adjustment or at fair value	$—	$3,314,353	$1,684,752	$4,999,105	56.6%
At book value without adjustment (minimal or no charge or adjustment)	3,711,463	—	—	3,711,463	41.9
Not subject to discretionary withdrawal	137,010	—	—	137,010	1.5
Total (gross)	$3,848,473	$3,314,353	$1,684,752	$8,847,578	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$3,848,473	$3,314,353	$1,684,752	$8,847,578

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 3.5% through 4.5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4.0%.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of reserves. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company has no policies where the surrender values were in excess of the legally computed reserves as of December 31, 2016 or 2015. The Company has $38,707,215 thousand and $35,813,998 thousand of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2016 and 2015, respectively. Premium deficiency reserves related to the above insurance total $15,934 thousand and $15,604 thousand at December 31, 2016 and 2015, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

B-102	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

concluded

Note 13—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations within “Insurance and annuity premiums and other considerations” are as follows (in thousands):

	Years Ended December 31,
	2016	2015	2014
Direct premiums	$815,562	$842,146	$802,560
Ceded premiums	(119,979)	(125,754)	(125,096)
Net premiums	$695,583	$716,392	$677,464

The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2016	2015	2014
Reinsurance ceded:
Insurance and annuity premiums and other considerations	$119,979	$125,754	$125,096
Policy and contract benefits	30,724	22,708	29,940
Increase in policy and contract reserves	34,154	36,514	39,000
Reserves for life and health, annuities and deposit-type contracts	546,888	512,734	476,220

Note 14—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus (deficit) increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2016	2015
Change in net unrealized capital gains (losses)	$(281)	$290
Change in asset valuation reserve	(7,183)	(6,338)
Change in net deferred federal income tax	3,910	16,437
Change in non-admitted assets	(2,044)	(19,293)
Change in liability for reinsurance of unauthorized companies	1,803	3,199
Change in surplus of separate accounts	(1,601)	3,441
Surplus paid in	50,000	50,000

During 2016 and 2015, TIAA contributed $50,000 thousand in capital to the Company to support continued business growth.

As of December 31, 2016 and 2015, the portion of unassigned surplus (deficit) represented by cumulative net unrealized gains was $775 thousand and $1,057 thousand, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder.

Note 15—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC and Federal governmental authorities. The Company cooperates in these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 16—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 27, 2017, the date the financial statements were available to be issued.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-103

B-104	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America, which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2016 and 2015, and the related statutory-basis statements of operations and changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2016.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2016.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 20, 2017

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-105

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions)	2016	2015

ADMITTED ASSETS
Bonds	$185,216	$181,247
Preferred stocks	170	195
Common stocks	3,391	3,076
Mortgage loans	21,101	19,046
Real estate	2,230	1,938
Cash, cash equivalents and short-term investments	605	533
Contract loans	1,587	1,591
Derivatives	526	268
Securities lending collateral assets	649	827
Other long-term investments	27,512	25,998
Investment income due and accrued	1,787	1,765
Net deferred federal income tax asset	3,208	3,209
Other assets	703	504
Separate account assets	33,757	29,897
Total admitted assets	$282,442	$270,094

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$201,447	$194,057
Dividends due to policyholders	1,932	1,908
Interest maintenance reserve	1,706	1,927
Federal income taxes payable	22	19
Asset valuation reserve	4,167	3,910
Derivatives	62	42
Payable for collateral for securities loaned	649	827
Other liabilities	3,137	2,786
Separate account liabilities	33,737	29,883
Total liabilities	246,859	235,359

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	4,000	4,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	31,580	30,732
Total capital and contingency reserves	35,583	34,735
Total liabilities, capital and contingency reserves	$282,442	$270,094

B-106	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2016	2015	2014

REVENUES
Insurance and annuity premiums and other considerations	$16,595	$13,659	$12,910
Annuity dividend additions	1,970	1,574	1,783
Net investment income	11,907	11,335	11,253
Other revenue	325	289	251
Total revenues	$30,797	$26,857	$26,197

BENEFITS AND EXPENSES
Policy and contract benefits	$14,385	$14,575	$13,992
Dividends to policyholders	3,813	3,334	3,589
Increase in policy and contract reserves	7,461	3,922	3,927
Net operating expenses	1,620	1,643	1,689
Net transfers to separate accounts	1,851	1,725	1,676
Total benefits and expenses	$29,130	$25,199	$24,873

Income before federal income taxes and net realized capital gains (losses)	$1,667	$1,658	$1,324
Federal income tax expense (benefit)	16	(83)	(37)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(161)	(487)	(377)
Net income	$1,490	$1,254	$984

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-107

Statutory–basis statements of changes in capital and contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total
Balance, December 31, 2013	$3	$2,000	$28,776	$30,779
Net income	—	—	984	984
Change in net unrealized capital gains on investments	—	—	337	337
Change in asset valuation reserve	—	—	(387)	(387)
Change in net deferred income tax	—	—	(447)	(447)
Change in post-retirement benefit liability	—	—	60	60
Change in non-admitted assets:
Deferred federal income tax asset	—	—	579	579
Other assets	—	—	15	15
Issuance of surplus notes	—	2,000	—	2,000
Balance, December 31, 2014	$3	$4,000	$29,917	$33,920

Net income	—	—	1,254	1,254
Change in net unrealized capital losses on investments	—	—	(1,433)	(1,433)
Change in asset valuation reserve	—	—	1,110	1,110
Change in net deferred income tax	—	—	(160)	(160)
Change in post-retirement benefit liability	—	—	1	1
Change in non-admitted assets:
Deferred federal income tax asset	—	—	147	147
Other assets	—	—	(104)	(104)
Balance, December 31, 2015	$3	$4,000	$30,732	$34,735

Net income	—	—	1,490	1,490
Change in net unrealized capital losses on investments	—	—	(481)	(481)
Change in asset valuation reserve	—	—	(257)	(257)
Change in net deferred income tax	—	—	(272)	(272)
Change in post-retirement benefit liability	—	—	4	4
Change in non-admitted assets:
Deferred federal income tax asset	—	—	271	271
Other assets	—	—	93	93
Balance, December 31, 2016	$3	$4,000	$31,580	$35,583

B-108	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL	See notes to financial statements

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2016	2015	2014

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$16,599	$13,666	$12,914
Net investment income	11,324	10,776	10,742
Miscellaneous income	317	281	249
Total receipts	28,240	24,723	23,905
Policy and contract benefits	14,449	14,211	13,736
Operating expenses	1,560	1,756	1,561
Dividends paid to policyholders	1,819	1,794	1,801
Federal income tax expense (benefit)	15	(108)	(32)
Net transfers to separate accounts	1,814	1,726	1,673
Total disbursements	19,657	19,379	18,739
Net cash from operations	8,583	5,344	5,166

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	25,064	22,145	24,289
Stocks	529	819	207
Mortgage loans and real estate	2,342	2,419	2,434
Other invested assets	2,314	2,624	2,473
Miscellaneous proceeds	622	333	365
Cost of investments acquired:
Bonds	28,844	23,440	23,043
Stocks	1,005	1,167	474
Mortgage loans and real estate	4,593	6,145	4,016
Other invested assets	4,457	4,047	8,665
Miscellaneous applications	191	254	703
Net cash used in investments	(8,219)	(6,713)	(7,133)

CASH FROM FINANCING AND OTHER
Issuance of surplus notes	—	—	2,000
Net deposits on deposit-type contracts funds	(7)	20	71
Other cash provided (applied)	(285)	340	76
Net cash from (used in) financing and other	(292)	360	2,147
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	72	(1,009)	180
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	533	1,542	1,362

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$605	$533	$1,542

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-109

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

			For the Years Ended December 31,
(in millions)	SSAP#	F/S Line	2016	2015	2014
Net income, New York SAP			$1,490	$1,254	$984
New York SAP prescribed practices:
Additional reserves for term conversions	51	Increase in policy and contract reserves	1	—	—
Net income, NAIC SAP			$1,491	$1,254	$984

Capital and contingency reserves, New York SAP			$35,583	$34,735	$33,920
Additional reserves for term conversions	51	Reserves for life and health insurance, annuities and deposit-type contracts	21	20	20
Capital and contingency reserves, NAIC SAP			$35,604	$34,755	$33,940

The Company’s risk based capital as of December 31, 2016 and December 31, 2015 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost under NAIC SAP;

•	Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

B-110	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses on impairments included in the Asset Valuation Reserve, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•	When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-111

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Securities are accounted for as of the date the investments are purchased or sold (trade date). Private placement securities are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value. Exchange Traded Funds identified in the Purposes and Procedures Manual of the NAIC Investment Analysis Office as qualifying for bond treatment are stated at cost.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair value of preferred stocks is determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

B-112	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Long-term Investments: Other long-term investments primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s percentage of the most recent available financial statements based on the underlying U.S. GAAP, International Financial Reporting Standards or U.S. Tax basis equity, generally measured at fair value, as reflected on the respective entity’s financial statements.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

Investments in wholly-owned non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have a NAIC 1 rating designation.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, or asset replication purposes.

Derivatives used by the Company may include swaps, forwards, futures or options.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. A currency translation adjustment computed at the spot rate is recorded for these foreign currency swaps as an unrealized gain or loss. The derivative component of a Replication (Synthetic Asset) Transaction (“RSAT”) is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet and carried at amortized cost. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under a netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-113

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value Separate Account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2016	2015	Change
Net deferred federal income tax asset	$7,030	$7,301	$(271)
Furniture and electronic data processing equipment	583	578	5
Other long-term investments	141	191	(50)
Receivable from parent, subsidiaries and affiliates	28	118	(90)
Other	227	185	42
Total	$8,009	$8,373	$(364)

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2016	2015
EDP equipment and computer software	$1,588	$1,324
Furniture and equipment and leasehold improvements	$462	$448

At December 31, the related depreciation expenses are as follows (in millions):

	2016	2015	2014
EDP equipment and computer software	$149	$136	$122
Furniture and equipment and leasehold improvements	$7	$12	$8

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

B-114	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”): Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

Securities Lending Program: The Company has securities lending programs whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in December of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2016	2015	2014
Exchange/transfer/conversion/distribution of invested assets	$2,753	$4,302	$2,797
Capitalized interest	310	308	304
Total	$3,063	$4,610	$3,101

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-115

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Application of New Accounting Pronouncements:

In August 2016, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 51—Life Contracts to provide guidance on how to determine the change in valuation basis for Principle-based Reserving (‘PBR”). The revisions identify changes, which will be reflected as a change in valuation basis (e.g., changes in methodology and new CSO mortality tables), and “routine” changes as required by the methodology, which will not be reflected as a change in valuation basis (e.g., annual changes in assumptions required by the methodology). The initial application of PBR is not expected to result in a day one impact to surplus because the Valuation Manual requires a prospective application, or a three year phase-in, for policies issued on or after the January 1, 2017 operative date upon adoption. The Company is still evaluating the new guidance but does not anticipate a material impact on surplus.

Note 3—long-term bonds, preferred stocks, and unaffiliated common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions):

	2016
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$36,814	$3,107	$(79)	$39,842
All other governments	4,890	388	(59)	5,219
States, territories and possessions	715	70	(11)	774
Political subdivisions of states, territories, and possessions	816	35	(30)	821
Special revenue and special assessment, non-guaranteed agencies and government	16,612	1,034	(157)	17,489
Credit tenant loans	8,215	637	(71)	8,781
Industrial and miscellaneous	115,929	6,187	(1,359)	120,757
Hybrids	432	57	(17)	472
Parent, subsidiaries and affiliates	793	—	(7)	786
Total	$185,216	$11,515	$(1,790)	$194,941

	2015
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:		(in millions)
U.S. governments	$38,816	$3,876	$(63)	$42,629
All other governments	4,815	412	(103)	5,124
States, territories and possessions	715	63	(8)	770
Political subdivisions of states, territories, and possessions	720	32	(19)	733
Special revenue and special assessment, non-guaranteed agencies and government	17,397	1,261	(122)	18,536
Credit tenant loans	7,171	479	(60)	7,590
Industrial and miscellaneous	110,024	5,598	(2,522)	113,100
Hybrids	666	58	(15)	709
Parent, subsidiaries and affiliates	923	—	—	923
Total	$181,247	$11,779	$(2,912)	$190,114

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain

B-116	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2016
Loan-backed and structured bonds	$11,144	$(333)	$10,811	$2,457	$(137)	$2,320
All other bonds	28,164	(970)	27,194	4,182	(370)	3,812
Total bonds	$39,308	$(1,303)	$38,005	$6,639	$(507)	$6,132
Unaffiliated common stocks	177	(7)	170	118	(21)	97
Preferred stocks	—	—	—	—	—	—
Total bonds and stocks	$39,485	$(1,310)	$38,175	$6,757	$(528)	$6,229

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2015
Loan-backed and structured bonds	$10,961	$(216)	$10,745	$3,320	$(192)	$3,128
All other bonds	33,040	(1,648)	31,392	6,482	(860)	5,622
Total bonds	$44,001	$(1,864)	$42,137	$9,802	$(1,052)	$8,750
Unaffiliated common stocks	297	(17)	280	14	(2)	12
Preferred stocks	10	(1)	9	—	—	—
Total bonds and stocks	$44,308	$(1,882)	$42,426	$9,816	$(1,054)	$8,762

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other–than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed, asset-backed, and bond exchange traded fund securities are shown separately in the table below, as they are not due at a single maturity date (in millions):

	December 31, 2016		December 31, 2015
	Book/ Adjusted Carrying Value	Estimated Fair Value	Book/ Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$2,741	$2,788	$3,642	$3,711
Due after one year through five years	21,217	22,309	18,613	19,544
Due after five years through ten years	42,787	43,657	40,593	40,503
Due after ten years	54,802	58,970	51,039	54,672
Subtotal	121,547	127,724	113,887	118,430
Residential mortgage-backed securities	35,063	37,514	39,379	42,485
Commercial mortgage-backed securities	10,685	10,857	10,669	10,831
Asset-backed securities	17,324	18,258	17,312	18,368
Exchange-traded funds	597	588	—	—
Subtotal	63,669	67,217	67,360	71,684
Total	$185,216	$194,941	$181,247	$190,114

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-117

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31. Loan-backed and structured securities issued by the U.S. government are included in residential mortgage-backed securities and asset-backed securities.

	2016	2015
Residential mortgage-backed securities	18.9%	21.7%
Manufacturing	11.4	11.2
Public utilities	9.8	9.6
Asset-backed securities	9.4	9.6
U.S. governments	8.6	8.7
Other	7.5	6.7
Finance and financial services	6.6	6.1
Services	6.6	5.4
Commercial mortgage-backed securities	5.8	5.9
Oil and gas	5.0	5.2
Revenue and special obligations	4.8	4.2
Communications	3.0	3.0
All other governments	2.6	2.7
Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (dollars in millions):

	2016		2015
NAIC 1 and 2	$168,741	91.1%	$167,506	92.4%
NAIC 3 through 6	16,475	8.9	13,741	7.6
Total	$185,216	100%	$181,247	100%

Sub-prime exposure: The following table presents the carrying value of the sub-prime residential mortgage-backed securities by investment grade as of December 31, (dollars in millions):

	2016		2015
NAIC 1 and 2	$1,918	98.3%	$2,316	97.4%
NAIC 3 through 6	34	1.7	61	2.6
Total	$1,952	100%	$2,377	100%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2016 and 2015, the Company recognized OTTI on loan-back and structured securities of $21 million and $18 million, respectively.

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2016	2015
Carrying amount of bonds and stocks denominated in foreign currency	$2,542	$2,175
Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$793	$923

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2016	2015
Commercial loans	$18,003	$16,696
Mezzanine loans	1,741	1,486
Residential loans	1,357	864
Total	$21,101	$19,046

B-118	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The maximum and minimum lending rates for mortgage loans originated or purchased during 2016 and 2015 are as follows:

	2016		2015
Loan Type	Maximum	Minimum	Maximum	Minimum
Commercial loans	6.00%	3.03%	5.65%	3.50%
Mezzanine loans	6.26%	5.85%	5.52%	4.65%
Residential loans	4.63%	3.10%	4.88%	3.50%

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, originated or purchased during 2016 and 2015 are as follows:

	Maximum LTV
Loan Type	2016	2015
Commercial loans	69.7%	69.9%
Mezzanine loans	76.2%	65.1%
Residential loans	80.0%	80.0%

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2016 and 2015 have been written down to net realizable values based upon independent appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

Mortgage loans held for sale are written down to the current fair value of the loan. There are no held for sale mortgage loans as of December 31, 2016 or 2015.

Credit quality

For commercial mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio and delinquency. Loan-to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a commercial mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss. The Company has no residential mortgage loans which are non-performing as of December 31, 2016 or 2015.

The credit quality of commercial mortgage loans held-for-investment at December 31, are as follows (dollars in millions):

	Recorded Investment—Commercial
	Loan-to-value Ratios
	> 70%	< 70%	Total	% of Total
2016
Debt service coverage ratios:
Greater than 1.20x	$2,284	$15,795	$18,079	91.3%
Less than 1.20x	699	961	1,660	8.4
Construction	67	—	67	0.3
Total	$3,050	$16,756	$19,806	100.0%

2015
Debt service coverage ratios:
Greater than 1.20x	$1,081	$15,782	$16,863	92.5%
Less than 1.20x	227	1,059	1,286	7.0
Construction	90	—	90	0.5
Total	$1,398	$16,841	$18,239	100.0%

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-119

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans as of December 31, (dollars in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2016
Recorded investment
Current	$—	$—	$1,359	$—	$18,058	$1,748	$21,165
30-59 days past due	$—	$—	$1	$—	$—	$—	$1
2015
Recorded investment
Current	$—	$—	$865	$—	$16,748	$1,491	$19,104
30-59 days past due	$—	$—	$2	$—	$—	$—	$2

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31,

	Mortgage Loans by Property Type (Commercial & Residential):
	2016	2015
	% of Total	% of Total
Office buildings	32.3%	34.3%
Shopping centers	28.1	29.3
Apartments	13.8	12.6
Industrial buildings	13.6	13.9
Residential	6.4	4.5
Other—commercial	5.8	5.4
Total	100.0%	100.0%

	Mortgage Loans by Geographic Distribution:
	2016		2015
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential
South Atlantic	26.5%	16.1%	23.3%	18.6%
Pacific	17.0	44.3	17.8	32.2
South Central	16.8	6.9	18.5	8.1
Middle Atlantic	16.3	14.1	18.2	20.0
North Central	11.2	3.1	8.4	5.4
New England	6.7	5.7	7.1	6.0
Other	5.5	9.8	6.7	9.7
Total	100.0%	100.0%	100.0%	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV.

South Central states are AL, AR, KY, LA, MS, OK, TN and TX.

Middle Atlantic states are PA, NJ and NY.

Pacific states are AK, CA, HI, OR and WA.

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI.

New England states are CT, MA, ME, NH, RI and VT.

Other comprises investments in Mountain states (AZ, CO, ID, MT, NV, NM, UT, and WY), Australia, Canada and United Kingdom.

B-120	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2016	2015
	Carrying Value	Carrying Value
Due in one year or less	$412	$1,191
Due after one year through five years	3,177	2,216
Due after five years through ten years	12,425	9,752
Due after ten years	5,087	5,887
Total	$21,101	$19,046

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There are no mortgage loans with interest more than 180 days past due at December 31, 2016 or 2015.

Mortgage loans of $43 million and $44 million at December 31, 2016 and 2015, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates.

Note 5—real estate

At December 31, 2016 and 2015, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There are no third party mortgage encumbrances as of December 31, 2016 or 2015.

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type
	2016	2015
		% of Total

Industrial buildings	38.3%	42.0%
Office buildings	27.2	29.0
Apartments	18.8	8.0
Mixed-use projects	7.7	13.7
Retail	6.8	6.6
Land under development	1.2	0.7
Total	100.0%	100.0%

	Directly Owned Real Estate by Geographic Region
	2016	2015
	% of Total	% of Total
Pacific	60.9%	57.5%
South Atlantic	24.5	29.8
Middle Atlantic	7.9	4.9
North Central	4.6	5.4
South Central	2.1	2.4
Total	100.0%	100.0%

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is warranted.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-121

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 6—subsidiary, controlled and affiliated entities

The Company holds interests in subsidiary, controlled and affiliated (SCA) entities which are reported as common stock or other long-term investments. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2016	2015
Net carrying value of the SCA entities
Reported as common stock	$2,080	$1,828
Reported as other long-term investments	20,666	19,111
Total net carrying value	$22,746	$20,939

The following tables provide information on the Company’s significant investment in a non-insurance SCA entity reported as common stock, as well as information received from the NAIC in response to the filing of the common stock investment as of December 31, (in millions):

		2016
SCA Entity		Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
ND Properties, Inc.		100%	$772	$772	$—

	2016
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N
ND Properties, Inc.	Sub-2	11/4/2016	$2,150	Y	N

		2015
SCA Entity		Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
ND Properties, Inc.		100%	$750	$750	$—

	2015
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N
ND Properties, Inc.	Sub-2	9/2/2015	$1,968	Y	N

The Company held bonds of affiliates at December 31, 2016 and 2015 of $929 million and $954 million, respectively.

As of December 31, 2016 and 2015, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any investment in foreign insurance subsidiaries.

For the years ended December 31, 2016, 2015 and 2014, the Company did not have any related party transactions which exceeded one-half of 1% of the Company’s admitted assets.

As of December 31, 2016 and 2015, the net amount due (to)/from SCA entities was $(255) million and $21 million, respectively. The net amounts are generally settled on a daily basis with the exception of several investment and operating SCA entities which settle on a monthly basis.

There are no guarantees or undertakings, written or otherwise, for the benefit of an affiliate or a related party that resulted in a material contingent exposure of the reporting entity’s or any related party’s assets or liabilities.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies to the value contained in the audited financial statements of the underlying investments and unamortized goodwill resulting from the statutory purchase method of accounting. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements.

B-122	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The Company’s carrying value in downstream non-insurance holding companies is $10,115 million and $9,763 million as of December 31, 2016 and 2015, respectively. Significant holdings as of December 31, are as follows (in millions):

	2016	2015
Subsidiary	Carrying Value	Carrying Value
TIAA Global Asset Management LLC*	$4,632	$4,783
TIAA Global Ag Holdco LLC	916	803
TIAA Super Regional Mall Member Sub LLC	782	647
TIAA Oil and Gas Investments, LLC	645	890
Occator Agricultural Properties, LLC	441	469
T-C Europe, LP	369	162
Infra Alpha LLC	312	226
TIAA Infrastructure Investments, LLC	289	382
TIAA-Stonepeak Investments I, LLC	268	237
T-C HV Member LLC	258	143
T-C Waterford Blue Lagoon LLC	202	192
T-C Lux Fund Holdings LLC	189	—
Other	812	829
Total	$10,115	$9,763

*	TIAA Global Asset Management, LLC (“TGAM”) was formerly known as TIAA Asset Management, LLC.

Note 7—other long-term investments

The components of the Company’s carrying value in other long term investments are (in millions):

	2016	2015
Affiliated other invested assets	$20,666	$19,111
Unaffiliated other invested assets	6,780	6,869
Other long-term assets	66	18
Total other long-term investments	$27,512	$25,998

As of December 31, 2016 and 2015, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2016	2015
Real estate	$5,258	$4,774
Operating subsidiaries and affiliates	4,762	4,951
Agriculture and timber	4,458	3,722
Securities	4,367	3,753
Energy and infrastructure	1,821	1,911
Total affiliated other invested assets	$20,666	$19,111

Of the $4,762 million of operating subsidiaries and affiliates as of December 31, 2016, $4,632 million is attributed to TGAM.

As of December 31, 2016 and 2015, unaffiliated other invested assets consist primarily of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for other long-term investments for which the carrying value is not expected to be recovered:

	2016	2015	2014
OTTI	$384	$296	$302

The following table presents the carrying value for other long-term investments denominated in foreign currency for the years ended December 31, (in millions):

	2016	2015
Other long-term investments denominated in foreign currency	$1,765	$1,104

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-123

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2016, is shown below by asset category (in millions):

	2017	In later years	Total Commitments
Bonds	$385	$187	$572
Stocks	69	73	142
Mortgage loans	765	—	765
Other long-term investments	1,563	3,430	4,993
Total	$2,782	$3,690	$6,472

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2016	2015	2014
Bonds	$8,879	$8,823	$9,050
Stocks	146	76	34
Mortgage loans	937	846	787
Real estate	222	236	219
Derivatives	57	17	10
Other long-term investments	2,239	1,753	1,526
Cash, cash equivalents and short-term investments	6	3	2
Total gross investment income	12,486	11,754	11,628
Less investment expenses	(725)	(685)	(557)
Net investment income before amortization of IMR	11,761	11,069	11,071
Plus amortization of IMR	146	266	182
Net investment income	$11,907	$11,335	$11,253

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31, are as follows (in millions):

	2016	2015	2014
Bonds	$(204)	$(380)	$78
Stocks	16	(85)	(135)
Mortgage loans	(17)	14	22
Real estate	226	83	(1)
Derivatives	125	324	(19)
Other long-term investments	(358)	(320)	(291)
Cash, cash equivalents and short-term investments	(23)	(36)	(26)
Total before capital gains taxes and transfers to IMR	(235)	(400)	(372)
Transfers to IMR	74	(87)	(5)
Net realized capital losses less capital gains taxes, after transfers to IMR	$(161)	$(487)	$(377)

B-124	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2016	2015	2014
Other-than-temporary impairments:
Bonds	$90	$274	$223
Stocks	46	284	158
Mortgage Loans	2	—	—
Other long-term investments	384	296	302
Total	$522	$854	$683

Information related to the sales of long term bonds are as follows for the years ended December 31, (in millions):

	2016	2015	2014
Proceeds from sales	$10,436	$6,249	$8,544
Gross gains on sales	$243	$120	$334
Gross losses on sales	$321	$58	$79

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 10—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-125

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2016 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$194,941	$185,216	$588	$190,710	$3,643
Common stock	1,311	1,311	788	—	523
Preferred stock	217	170	31	18	168
Mortgage loans	21,320	21,101	—	—	21,320
Derivatives	552	526	—	516	36
Contract loans	1,587	1,587	—	—	1,587
Separate account assets	33,756	33,757	9,623	4,665	19,468
Cash, cash equivalents & short term investments	605	605	432	35	138
Total	$254,289	$244,273	$11,462	$195,944	$46,883

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$1,010	$1,010	$—	$—	$1,010
Separate account liabilities	33,737	33,737	—	—	33,737
Derivatives	77	62	—	77	—
Total	$34,824	$34,809	$—	$77	$34,747

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2015 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Assets:
Bonds	$190,114	$181,247	$—	$186,381	$3,733
Common stock	1,248	1,248	742	4	502
Preferred stock	212	195	14	92	106
Mortgage loans	19,567	19,046	—	—	19,567
Derivatives	276	268	—	268	8
Contract loans	1,591	1,591	—	—	1,591
Separate account assets	29,896	29,897	7,975	4,600	17,321
Cash, cash equivalents & short term investments	533	533	490	12	31
Total	$243,437	$234,025	$9,221	$191,357	$42,859

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Liabilities:
Deposit-type contracts	$994	$994	$—	$—	$994
Separate account liabilities	29,883	29,883	—	—	29,883
Derivatives	49	42	—	49	—
Total	$30,926	$30,919	$—	$49	$30,877

B-126	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2016 and 2015. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

Separate account liabilities and deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-127

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31, (in millions):

	2016
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$130	$28	$158
Total bonds	$—	$130	$28	$158
Common stock
Industrial and miscellaneous	$788	$—	$523	$1,311
Total common stocks	$788	$—	$523	$1,311
Derivatives
Interest rate contracts	$—	$4	$—	$4
Foreign exchange contracts	—	453	—	453
Total derivatives	$—	$457	$—	$457
Separate accounts assets	$9,601	$4,054	$19,468	$33,123
Total assets at fair value	$10,389	$4,641	$20,019	$35,049

Liabilities at fair value:
Derivatives
Foreign exchange contracts	$—	$37	$—	$37
Credit default swaps	—	11	—	11
Total liabilities at fair value	$—	$48	$—	$48

	2015
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$23	$33	$56
Total bonds	$—	$23	$33	$56
Common stock
Industrial and miscellaneous	$742	$4	$502	$1,248
Total common stocks	$742	$4	$502	$1,248
Preferred stock	$—	$—	$9	$9
Derivatives
Interest rate contracts	$—	$8	$—	$8
Foreign exchange contracts	—	248	—	248
Total derivatives	$—	$256	$—	$256
Separate accounts assets	$7,957	$4,207	$17,321	$29,485
Total assets at fair value	$8,699	$4,490	$17,865	$31,054

Liabilities at fair value:
Derivatives
Foreign exchange contracts	$—	$15	$—	$15
Credit default swaps	—	14	—	14
Total liabilities at fair value	$—	$29	$—	$29

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

As of December 31, 2016 and 2015 the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy.

B-128	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2016 (in millions):

	Beginning Balance at 1/1/2016	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2016
Bonds	$33	$29	[a]	$(36)[c]	$—	$4	$—	$—	$(2)	28
Common stock	502	4	[b]	—	(2)	18	135	(123)	(11)	523
Preferred stock	9	—		(10)[d]	—	1	—	—	—	—
Separate account assets	17,321	—		—	(2)	572	1,708	(217)	86	19,468
Total	$17,865	$33		$(46)	$(4)	$595	$1,843	$(340)	$73	$20,019

a	The Company transferred bonds into Level 3 that were measured and reported at fair value.
b	The Company transferred common stocks into Level 3 due to the lack of observable market data used in the valuation of these securities.
c	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
d	The Company transferred preferred stocks out of Level 3 that were no longer measured and reported at fair value.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2015 (in millions):

	Beginning Balance at 1/1/2015	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances (Sales)	Settlements	Ending Balance at 12/31/2015
Bonds	$15	$46	[a]	$(43)[d]	$(20)	$28	$8	$—	$(1)	$33
Common stock	527	3	[b]	(113)[e]	(3)	(7)	108	(10)	(3)	502
Preferred stock	—	9	[c]	—	—	—	—	—	—	9
Separate account assets	14,264	—		—	(26)	1,151	2,342	(643)	233	17,321
Total	$14,806	$58		$(156)	$(49)	$1,172	$2,458	$(653)	$229	$17,865

a	The Company transferred bonds into Level 3 that were measured and reported at fair value.
b	The Company transferred common stocks into Level 3 due to the lack of observable market data used in the valuation of these securities.
c	The Company transferred preferred stocks into Level 3 that were measured and reported at fair value.
d	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
e	The Company transferred common stocks out of Level 3 due to the availability of observable market data used in the valuation of these securities.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2016 (dollars in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Fixed maturity securities:
RMBS	$2	Discounted cash flow	Discount rate	5.5%–9.3%	6.7%
		Market Comparable	Credit analysis/market comparable	$92.50	$92.50
CMBS	$4	Market Comparable	Credit analysis/market comparable	$91.47	$91.47
Corporate and other bonds	$22	Discounted cash flow	Discount rate	11.8%	11.8%
Equity securities:
Common stock[1]	$523	Market comparable	EBITDA multiple	7.3x–13.3x	10.4x
		Equity method	Book value multiple	1.0x	1.0x

[1]	Included in Level 3 Common Stock is the Company’s holdings in FHLB of NY’s stock as described in Note 20—FHLBNY Membership and Borrowings. As prescribed in the FHLB of NY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLB of NY stock, these securities have been classified as Level 3.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-129

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Separate account assets:
Real estate properties and real estate joint ventures	$21,504
Office properties		Income approach—discounted cash flow	Discount rate	5.5%–8.3%	6.5%
			Terminal capitalization rate	4.3%–7.3%	5.5%
		Income approach—direct capitalization	Overall capitalization rate	3.8%–7.0%	4.7%
Industrial properties		Income approach—discounted cash flow	Discount rate	5.7%–8.7%	6.7%
			Terminal capitalization rate	4.8%–8.0%	5.6%
		Income approach—direct capitalization	Overall capitalization rate	4.0%–7.5%	5.0%
Residential properties		Income approach—discounted cash flow	Discount rate	5.3%–7.3%	6.2%
			Terminal capitalization rate	3.8%–6.0%	4.8%
		Income approach—direct capitalization	Overall capitalization rate	3.3%–5.5%	4.2%
Retail properties		Income approach—discounted cash flow	Discount rate	5.0%–10.4%	6.4%
			Terminal capitalization rate	4.3%–8.5%	5.2%
		Income approach—direct capitalization	Overall capitalization rate	3.9%–8.3%	4.7%

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Mortgage loans payable	$(2,332)
Office and industrial properties		Discounted cash flow	Loan to value ratio	35.7%–71%	43.4%
			Equivalency rate	3.7%–4.7%	3.9%
		Net present value	Loan to value ratio	35.7%–71%	43.4%
			Weighted average cost of capital risk premium multiple	1.2–1.6	1.3
Residential properties		Discounted cash flow	Loan to value ratio	29.5%–61.2%	41.4%
			Equivalency rate	2.9%–3.6%	3.3%
		Net present value	Loan to value ratio	29.5%–61.2%	41.4%
			Weighted average cost of capital risk premium multiple	1.2–1.5	1.3
Retail properties		Discounted cash flow	Loan to value ratio	18.3%–51.6%	31.3%
			Equivalency rate	2.9%–4%	3.5%
		Net present value	Loan to value ratio	18.3%–51.6%	31.3%
			Weighted average cost of capital risk premium multiple	1.1–1.3	1.2

Separate account real estate assets include the values of the related loan receivable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Loans receivable	$296
Office, retail and storage properties		Discounted cash flow	Loan to value ratio	55.6%–79.2%	75.8%
			Equivalency rate	4.2%–8.3%	6.3%

Additional qualitative information on fair valuation process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The Risk Management Valuation group is responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

B-130	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparable, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value. With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

The loans receivable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily net asset value until the next valuation review.

Note 11—restricted assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (dollars in millions):

	2016
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted ( 5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$649	$—	$104	$—	$753	$853	$(100)	$—	$753	0.259%	0.266%
FHLB capital stock	101	—	—	—	101	96	5	—	101	0.035%	0.036%
On deposit with states	18	—	—	—	18	6	12	—	18	0.006%	0.006%
Pledged as collateral not captured in other categories	79	—	—	—	79	14	65	—	79	0.027%	0.028%
Other restricted assets	521	—	46	—	567	231	336	—	567	0.195%	0.201%
Total restricted assets	$1,368	$—	$150	$—	$1,518	$1,200	$318	$—	$1,518	0.522%	0.537%

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-131

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2015
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$827	$—	$26	$—	$853	$639	$214	$—	$853	0.306%	0.316%
FHLB capital stock	96	—	—	—	96	—	96	—	96	0.035%	0.036%
On deposit with states	6	—	—	—	6	7	(1)	—	6	0.002%	0.002%
Pledged as collateral not captured in other categories	14	—	—	—	14	30	(16)	—	14	0.005%	0.005%
Other restricted assets	180	—	51	—	231	176	55	—	231	0.083%	0.086%
Total restricted assets	$1,123	$—	$77	$—	$1,200	$852	$348	$—	$1,200	0.431%	0.445%

The pledged as collateral not captured in other categories represents derivative collateral the Company has pledged. The other restricted assets represents derivative collateral received within the general account and real estate deposits held within separate accounts.

The following tables provide the collateral received and reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (dollars in millions):

	2016
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets
Cash, cash equivalents and short-term investments	$521	$521	0.18%	0.18%
Securities lending collateral assets	649	649	0.22%	0.23%
Total collateral assets	$1,170	$1,170	0.40%	0.41%

	2016
	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral assets	$1,170	0.55%

	2015
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets
Cash, cash equivalents and short-term investments	$180	$180	0.06%	0.07%
Securities lending collateral assets	827	827	0.30%	0.31%
Total collateral assets	$1,007	$1,007	0.36%	0.38%

	2015
	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral assets	$1,007	0.49%

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under

B-132	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to over-the-counter transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with thirteen of the Company’s seventeen derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2016, counterparties pledged the following collateral to the Company, (in millions):

Cash collateral	$521
Securities collateral	$21

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2016, the Company pledged the following collateral or margin to its counterparties, (in millions):

Cash collateral or margin	$24
Securities collateral or margin	$64

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value of all derivative contracts which, as of December 31, 2016, is $552 million.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2016 is $27 million for which the Company posted collateral of $23 million in the normal course of business.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument may be traded OTC-cleared or OTC-bilateral, and the Company is exposed to both market and counterparty risk. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-133

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Asset Swaps: The Company enters into an asset swap contract to exchange the cash flows of a fixed interest rate bond with a short duration for the cash flows of a fixed rate bond with a longer duration, or vice versa. The Company may also exchange the cash flows of a fixed interest rate bond for the cash flows of a variable rate bond, or vice versa. This type of derivative instrument is traded OTC-bilateral, and is exposed to both market and counterparty risk. These transactions may be held as stand-alone derivatives or in an RSAT position. Asset swaps held as stand-alone derivatives are carried and reported at fair value. Asset swaps used in replication transactions are carried at amortized cost with premiums recorded to investment income over the life of the contract.

Total Return Swaps: The Company enters into a total return swap contract to exchange a cash flow based on a fixed or variable rate in return for the total economic exposure of an underlying asset, which includes cash flows, credit risk and market risk, or vice versa. This type of derivative instrument is traded OTC-bilateral, and is exposed to both market and counterparty risk. These transactions may be held as stand-alone derivatives or in an RSAT position. Total return swaps held as stand-alone derivatives are carried and reported at fair value. Total return swaps used in replication transactions are carried at amortized cost with premiums recorded to investment income over the life of the contract.

Purchased Credit Default Swap Contracts: The Company uses credit default swaps to hedge against unexpected credit events on selective investments in the Company’s portfolio. This type of derivative is traded OTC-bilateral and is exposed to market, credit and counterparty risk. The premium payment to the counterparty on these contracts is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value.

Written Credit Default Swaps used in Replication Transactions: A replication synthetic asset transaction is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity). As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, the Company writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded OTC-bilateral, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps used in RSATs represents the unamortized premium received/(paid) for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer.

The table below illustrates the effect of unrealized and realized gains and losses from derivative instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	December 31, 2016		December 31, 2015
Qualifying hedge relationships	Unrealized Gain (Loss) Recognized in Surplus	Gain (Loss) Recognized in Net Realized Capital Gain (Loss)	Unrealized Gain (Loss) Recognized in Surplus	Gain (Loss) Recognized in Net Realized Capital Gain (Loss)
Foreign currency swap contract	$(1)	$(1)	$45	$(1)
Non-qualifying hedge relationships
Foreign currency swaps	113	52	162	86
Foreign currency forwards	70	74	(77)	233
Interest rate contracts	(4)	—	(9)	4
Purchased credit default swaps	4	—	6	—
Total non-qualifying hedge relationships	$183	$126	$82	$323
Derivatives used for other than hedging purposes	—	—	—	2
Total derivatives	$182	$125	$127	$324

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

B-134	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss.

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. Index positions represent replications where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. The Company writes contracts on the Dow Jones North American Investment Grade Index Series 26 and 27 (DJ.NA.IG.26 and DJ.NA.IG.27, respectively), whereby the Company is obligated to perform should there be a default on any reference entity in the index. The Company writes contracts on the “Super Senior” (60% to 100%) tranche of the Dow Jones North American Investment Grade Index Series 9 (DJ.NA.IG.9), whereby the Company is obligated to perform should the default rates of each index exceed 60%. The Company also writes contracts on the “Senior” (7% to 15%) tranche of the Dow Jones North American Investment Grade Index Series 25 and 27 (DJ.NA.IG.25 and DJ.NA.IG.27, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2016			December 31, 2015
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity
RSAT NAIC Designation
1 Highest quality	Single name credit default swaps	$5	$—	2	$5	$—	3
	Credit default swaps on indices	5,957	67	4	2,568	8	2
	Subtotal	5,962	67	4	2,573	8	2
2 High quality	Single name credit default swaps	25	—	2	80	(1)	2
	Credit default swaps on indices	450	8	4	—	—	—
	Subtotal	475	8	4	80	(1)	2
3 Medium quality	Single name credit default swaps	40	6	4	30	6	6
	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	40	6	4	30	6	6
Total		$6,477	$81	4	$2,683	$13	2

The table below illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than hedging Purposes. The fair value of derivative assets and liabilities appear in the Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves (in millions):

		Summary of Derivative Positions
		December 31, 2016			December 31, 2015
Qualifying hedge relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	$70	$13	$15	$161	$11	$6
	Liabilities	168	(14)	(30)	84	(11)	(19)
Total qualifying hedge relationships		$238	$(1)	$(15)	$245	$— *	$(13)
Non-qualifying hedge relationships
Interest rate contracts	Assets	$109	$4	$4	$173	$8	$8
	Liabilities	—	—	—	—	—	—
Foreign currency swaps	Assets	3,193	363	363	2,710	227	227
	Liabilities	810	(36)	(36)	187	(14)	(14)

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-135

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

		Summary of Derivative Positions
		December 31, 2016			December 31, 2015
Qualifying hedge relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency forwards	Assets	$2,405	$91	$91	$831	$22	$22
	Liabilities	68	—	0	95	(2)	(2)
Purchased credit default swaps	Assets	0	—	—	10	—	—
	Liabilities	667	(11)	(11)	638	(14)	(14)
Total non-qualifying hedge relationships		$7,252	$411	$411	$4,644	$227	$227
Derivatives used for other-than-hedging purposes
Written credit default swaps	Assets	$6,437	$55	$80	$2,598	$—	$14
	Liabilities	40	(1)	—	85	(1)	(1)
Asset swaps and total return swaps	Assets	35	—	—	—	—	—
	Liabilities	—	—	—	—	—	—
Total derivatives used for other-than- hedging purposes		$6,512	$54	$80	$2,683	$(1)	$13
Total derivatives		$14,002	$464	$476	$7,572	$226	$227

*	Total less than $1 million

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Separate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Separate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

B-136	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The Company’s separate account statement includes legally insulated assets as of December 31 attributed to the following products (in millions):

Product	2016	2015
TIAA Real Estate Separate Account	$24,608	$22,563
TIAA Separate Account VA-1	963	953
TIAA Separate Account VA-3	7,551	5,969
TIAA Stable Value	635	412
Total	$33,757	$29,897

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The general account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the Real Estate Separate Account cannot fund participant requests, the general account will fund the requests by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, the Company guarantees participants will be able to redeem their accumulation units at their accumulation unit value determined after the transfer or withdrawal request is received in good order.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2016
	Non-indexed Guarantee less than/equal to 4%		Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$280		$—	$4,491	$4,771
Reserves
For accounts with assets at:
Fair value	$—		$—	$32,811	$32,811
Amortized cost	614		—	—	614
Total reserves	$614		$—	$32,811	$33,425

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less	$614	*	$—	$—	$614	*
At fair value	—		—	32,811	32,811
Total reserves	$614		$—	$32,811	$33,425

*	Withdrawable at book value without adjustment or charge.

	2015
	Non-indexed Guarantee less than/equal to 4%		Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$156		$—	$4,102	$4,258
Reserves
For accounts with assets at:
Fair value	$—		$—	$29,258	$29,258
Amortized cost	394		—	—	394
Total reserves	$394		$—	$29,258	$29,652

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less	$394	*	$—	$—	$394	*
At fair value	—		—	29,258	29,258
Total reserves	$394		$—	$29,258	$29,652

*	Withdrawable at book value without adjustment or charge.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-137

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2014
	Non-indexed Guarantee less than/equal to 4%		Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$129		$—	$3,562	$3,691
Reserves
For accounts with assets at:
Fair value	$—		$—	$26,065	$26,065
Amortized cost	302		—	—	302
Total reserves	$302		$—	$26,065	$26,367

By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less	$302	*	$—	$—	$302	*
At fair value	—		—	26,065	26,065
Total reserves	$302		$—	$26,065	$26,367

*	Withdrawable at book value without adjustment or charge.

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2016	2015	2014
Transfers reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$5,092	$4,539	$3,944
Transfers from Separate Accounts	(3,241)	(2,814)	(2,268)
Reconciling Adjustments:
Fund transfer exchange gain (loss)	—	—	—
Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,851	$1,725	$1,676

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	12/31/2016	12/31/2015
Additional Reserves for:
Deferred and payout annuity contracts issued after 2000	$4,115	$4,109

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves are sufficient to meet its obligations.

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 use the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual Renewable Term policies and Cost of Living riders issued on and after January 1, 1994 uses the segmented reserves, where each segment is equal to one year in length.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

B-138	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. As of December 31, 2016 and 2015, the Company had $405 million and $460 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (dollars in millions):

	2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$32,811	$32,811	14.0%
At book value without adjustment (minimal or no charge or adjustment)	53,544	614	—	54,158	23.2%
Not subject to discretionary withdrawal	146,757	—	—	146,757	62.8%
Total (gross)	$200,301	$614	$32,811	$233,726	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$200,301	$614	$32,811	$233,726

	2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$29,258	$29,258	13.2%
At book value without adjustment (minimal or no charge or adjustment)	49,721	394	—	50,115	22.5%
Not subject to discretionary withdrawal	143,104	—	—	143,104	64.3%
Total (gross)	$192,825	$394	$29,258	$222,477	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$192,825	$394	$29,258	$222,477

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for its subsidiaries and affiliates. Under management agreements, the Company provides investment advisory and administrative services for TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and administrative services to the TIAA-CREF Trust Company FSB and VA-1. The Company allocated expenses of $2,080 million , $2,083 million and $1,990 million to its various subsidiaries and affiliates for the years ended December 31, 2016, 2015 and 2014, respectively.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by the Company and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by the Company and two of its subsidiaries. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). The Company also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-139

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

equivalent allocated expenses, which amounted to approximately $860 million, $971 million, and $981 million for the years ended December 31, 2016, 2015 and 2014, respectively, are not included in the statement of operations and have no effect on the Company’s operations.

Advisors provide investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1, REA and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by the Company and Services. The Company provides investment management and administrative services for REA. Distribution services for REA are provided in accordance with a Distribution Agreement among Services, the Company and REA. The Company and Services receive fee payments from REA on a daily basis according to formulae established annually and adjusted periodically. The daily fee is based on an estimate of the at-cost expenses necessary to operate REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter.

Note 16—federal income taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on deferred tax assets at December 31, 2016 or December 31, 2015.

Components of the net deferred tax asset/(liability) are as follows (in millions):

(1)	12/31/2016			12/31/2015			Change
	(1) Ordinary	(2) Capital	(3) (Col. 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col. 4+5) Total	(7) (Col. 1–4) Ordinary	(8) (Col. 2–5) Capital	(9) (Col. 7+8) Total
a) Gross Deferred Tax Assets	$10,734	$621	$11,355	$11,051	$651	$11,702	$(317)	$(30)	$(347)
b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (a–b)	10,734	621	11,355	11,051	651	11,702	(317)	(30)	(347)
d) Deferred Tax Assets Non-admitted	7,030	—	7,030	7,301	—	7,301	(271)	—	(271)
e) Subtotal Net Admitted Deferred Tax Asset (c-d)	3,704	621	4,325	3,750	651	4,401	(46)	(30)	(76)
f) Deferred Tax Liabilities	135	982	1,117	200	992	1,192	(65)	(10)	(75)
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$3,569	$(361)	$3,208	$3,550	$(341)	$3,209	$19	$(20)	$(1)

(2)	12/31/2016			12/31/2015			Change
	(1) Ordinary	(2) Capital	(3) (Col. 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col. 4+5) Total	(7) (Col. 1–4) Ordinary	(8) (Col. 2–5) Capital	(9) (Col. 7+8) Total
Admission Calculation Components SSAP No. 101
a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From 2(a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below.)	$3,101	$107	$3,208	$3,122	$87	$3,209	$(21)	$20	$(1)
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	$3,101	$107	$3,208	$3,122	$87	$3,209	$(21)	$20	$(1)
2. Adjusted Gross DTA Allowed per Limitation Threshold	xxx	xxx	$4,851	xxx	xxx	$4,723	xxx	xxx	$128
c) Adjusted Gross DTA (Excluding The Amount Of DTA From (a) and (b) above) Offset by Gross DTL	$603	$514	$1,117	$628	$564	$1,192	$(25)	$(50)	$(75)
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$3,704	$621	$4,325	$3,750	$651	$4,401	$(46)	$(30)	$(76)

B-140	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

	2016	2015
Ratio percentage used to determine recovery period and threshold limitation amount	990%	1,021%
Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in millions)	$32,343	$31,485

	12/31/2016		12/31/2015		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col. 1–3) Ordinary	(6) (Col. 2–4) Capital
Impact of Tax Planning Strategies: (dollars in millions)
Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage
Adjusted Gross DTAs Amount From Above	$10,734	$621	$11,051	$651	$(317)	$(30)
Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact Of Tax Planning Strategies	—%	—%	3.60%	—%	(3.60)%	—%
Net Admitted Adjusted Gross DTAs Amount From Above	$3,704	$621	$3,750	$651	$(46)	$(30)
Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	9.70%	—%	10.60%	—%	(0.90)%	—%

The Company does not have tax-planning strategies that include the use of reinsurance.

The Company has no temporary differences for which deferred tax liabilities are not recognized.

Income taxes incurred consist of the following major components (in millions):

	12/31/2016	12/31/2015	12/31/2014
1. Current Income Tax:
a) Federal income tax expense (benefit)	$(484)	$(603)	$(478)
b) Foreign taxes	—	—	—
c) Subtotal	$(484)	$(603)	$(478)
d) Federal income taxes expense on net capital gains	1,089	405	378
e) Generation/(utilization) of loss carry-forwards	(605)	198	100
f) Intercompany tax sharing expense/(benefit)	17	(83)	(37)
g) Other	(1)	—	—
h) Federal and foreign income taxes incurred	$16	$(83)	$(37)

	12/31/2016	12/31/2015	Change
2. Deferred Tax Assets:
(a) Ordinary:
1) Policyholder reserves	$248	$280	$(32)
2) Investments	1,564	1,091	473
3) Deferred acquisition costs	24	25	(1)
4) Policyholder dividends accrual	675	667	8
5) Fixed assets	387	326	61
6) Compensation and benefits accrual	253	217	36
7) Receivables – non-admitted	104	51	53
8) Net operating loss carry-forward	1,349	1,841	(492)
9) Tax credit carry-forward	42	77	(35)
10) Other (including items < 5% of total ordinary tax assets)	599	635	(36)
11) Intangible assets – business in force and software	5,489	5,841	(352)
Subtotal	$10,734	$11,051	$(317)
(b) Statutory valuation allowance adjustment	—	—	—
(c) Non-admitted	7,030	7,301	(271)
(d) Admitted ordinary deferred tax assets (2a-2b-2c)	$3,704	$3,750	$(46)

(e) Capital:
1) Investments	$621	$588	$33
2) Real estate	—	63	(63)
Subtotal	$621	$651	$(30)

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-141

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	12/31/2016	12/31/2015	Change
(f) Statutory valuation allowance adjustment	—	—	—
(g) Non-admitted	—	—	—
(h) Admitted capital deferred tax assets(2e-2f-2g)	621	651	(30)
(i) Admitted deferred tax assets(2d+2h)	$4,325	$4,401	$(76)

	12/31/2016	12/31/2015	Change
3. Deferred Tax Liabilities:
(a) Ordinary:
1) Investments	$129	$200	$(71)
2) Other (including items < 5% of total ordinary tax liabilities)	6	—	6
Subtotal	$135	$200	$(65)
(b) Capital:
1) Investments	982	992	(10)
Subtotal	$982	$992	$(10)
(c) Deferred tax liabilities (3a+3b)	$1,117	$1,192	$(75)

4. Net Deferred Tax:
Assets/Liabilities (2i–3c)	$3,208	$3,209	$(1)

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2016 are as follows (dollars in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$1,431	$501	35.00%
Dividends received deduction	(133)	(46)	(3.21)%
Amortization of interest maintenance reserve	(146)	(51)	(3.56)%
Statutory impairment of affiliated common stock	48	17	1.19%
Other permanent differences	15	5	0.34%
Prior year true-ups	(159)	(56)	(3.92)%
Current year deferred only adjustments	10	4	0.27%
Total statutory income taxes	$1,066	$374	26.11%

Federal and foreign income tax incurred (benefit) expense		$16	1.11%
Change in net deferred income tax charge (benefit)		271	18.93%
Tax effect of unrealized capital (loss) gain		87	6.07%
Total statutory income taxes		$374	26.11%

At December 31, 2016, the Company has net operating loss carry forwards expiring through the year 2030 (in millions):

Year Incurred	Operating Loss	Year of Expiration
2008	$741	2023
2012	2,028	2027
2014	368	2029
2015	717	2030
Total	$3,854

At December 31, 2016, the Company has no capital loss carry forwards.

At December 31, 2016, the Company has foreign tax credits of $32 million generated during the years 2011 to 2015 and expiring between 2021 and 2025.

At December 31, 2016, the Company has general business credits of $29 million generated during the years 2004 to 2015 and expiring between 2024 to 2035.

The Company did not incur federal income taxes expense for 2016 or preceding years that would be available for recoupment in the event of future net losses.

B-142	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

1) 730 Texas Forest Holdings, Inc.

2) Covariance Capital Management, Inc.

3) GreenWood Resources, Inc.

4) JWL Properties, Inc.

5) MyVest Advisors Corporation

6) MyVest Corporation

7) ND Properties, Inc.

8) NIS/R&T, Inc. f/k/a Nuveen Investment Solutions, Inc.*

9) Nuveen Holdings, Inc.*

10) Nuveen Holdings I, Inc. *

11) Nuveen Investments, Inc.*

12) Nuveen Investments Advisers Inc.*

13) Nuveen Investments Holdings, Inc.*

14) Nuveen Securities, LLC*

15) Oleum Holding Company, Inc.

16) T-C Europe Holdings, Inc.

17) T-C SP, Inc.

18) T-Investment Properties Corp.

19) TCT Holdings, Inc.

20) Teachers Advisors, Inc.

21) Teachers Personal Investors Service, Inc.

22) Terra Land Company

23) TIAA-CREF Life Insurance Company

24) TIAA Asset Management Finance Company, LLC*

25) TIAA Board of Overseers

26) TIAA-CREF Tuition Financing, Inc.

27) TIAA-CREF Trust Company, FSB

28) Westchester Group Asset Management, Inc.

29) Westchester Group Farm Management, Inc.

30) Westchester Group Investment Management, Inc.

31) Westchester Group Investment Management Holding Company, Inc.

32) Westchester Group Real Estate, Inc.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings I, Inc. (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year. However, in the event the TIAA consolidated group owes Alternative Minimum Tax (“AMT”) in a given year, Nuveen will pay or receive reimbursements for its allocable share of tax, in an amount equal to the ratio that its standalone AMT liability bears to that of the consolidated group’s liability.

Amounts receivable from/(payable to) the Company’s subsidiaries for federal income taxes are ($22) million and ($19) million at December 31, 2016 and 2015, respectively.

TIAA has no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R, with the modifications provided in SSAP No. 101, and there is no reasonable possibility that the total liability will significantly increase within 12 months of the reporting date.

The Company’s tax years 2010 through 2016 are open to examination by the IRS.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-143

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution money purchase plan covering substantially all employees. All employee plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The statements of operations include contributions to the plan of approximately $55 million, $53 million and $47 million for the years ended December 31, 2016, 2015 and 2014, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

The Company previously provided pension benefits through an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees. The SERP provided an annual retirement benefit payable at normal retirement. The obligations of the Company under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	SERP
	2016	2015	2014
Benefit obligation	$42	$44	$47
Net period benefit cost	$2	$2	$2

In addition to the defined contribution plan and SERP, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	Post-retirement Benefits
	2016	2015	2014
Benefit obligation	$94	$104	$105
Net period benefit cost	$2	$4	$15

Note 18—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations “Insurance and annuity premiums and other considerations” are as follows (in millions):

	Years Ended December 31,
	2016	2015	2014
Direct premiums	$16,608	$13,673	$12,925
Ceded premiums	(14)	(14)	(15)
Net premiums	$16,594	$13,659	$12,910

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Note 19—repurchase and securities lending programs

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

As of December 31, 2016 and 2015, the Company had no outstanding repurchase agreements.

B-144	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

Securities Lending Program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2016, the estimated fair value of the Company’s securities on loan under the program was $634 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2016, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $649 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2016.

Of the cash collateral from the program, $394 million is held as cash as of December 31, 2016, with the remaining $255 million invested in overnight Treasury reverse repurchase agreements. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
Open	$394	$394
30 Days or less	255	255
Total collateral reinvested	$649	$649

As of December 31, 2015 the estimated fair value of the Company’s securities on loan under the program was $808 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2015, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $827 million in “Payable for collateral for securities loaned.” This collateral received was cash and had not been sold or re-pledged as of December 31, 2015.

Of the cash collateral received from the program, $357 million was held as cash as of December 31, 2015, with the remaining $470 million invested in overnight Treasury reverse repurchase agreements. Thus, the collateral was liquid and could have been returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
Open	$357	$357
30 Days or less	470	470
Total collateral reinvested	$827	$827

Note 20—federal home loan bank of new york membership and borrowings

The Company is a member of the Federal Home Loan Bank of New York (FHLBNY). Through its membership, the Company has the ability to conduct business activity (Advances) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources, and can also be a source of contingent liquidity to meet other requirements. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $14,122 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date.

The following table shows the FHLBNY capital stock held as of December 31, 2016 (in millions):

	2016			2015
	Total	General Account	Separate Account	Total	General Account	Separate Account
Membership stock—class A	$—	$—	$—	$—	$—	$—
Membership stock—class B	101	101	—	96	96	—
Activity stock	—	—	—	—	—	—
Excess stock	—	—	—	—	—	—
Total	$101	$101	$—	$96	$96	$—

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-145

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Membership stock at December 31, 2016 and 2015, is not eligible for redemption.

The following table shows the maximum collateral pledged to FHLBNY during the year ending December 31, 2016 (in millions):

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
General Account	$627	$521	$575
Separate Account	—	—	—
Total	$627	$521	$575

The following table shows the maximum borrowing from FHLBNY during the year ending December 31, 2016 (in millions):

	Total	General Account	Separate Account
Debt	$575	$575	$—
Funding Agreements	—	—	—
Other	—	—	—
Total	$575	$575	$—

The Company did not conduct borrowings from the FHLBNY for the year-ended December 31, 2015. Therefore, no collateral was pledged by the Company to the FHLBNY at any point during that year.

Note 21—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2016	2015
Change in net unrealized capital gains (losses)	$(481)	$(1,433)
Change in asset valuation reserve	(257)	1,110
Change in net deferred income tax	(272)	(160)
Change in non-admitted assets	364	43
Change in post-retirement benefit liability	4	1

As of December 31, 2016 and 2015, the portion of contingency reserves represented by cumulative net unrealized gains was $1,787 million and $2,268 million, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2016 (in millions):

Date Issued	Interest Rate	Par Value (Face Amount of Notes)	Carrying Value of Note	Interest Paid Year to Date	Principal and/or Interest Paid Inception to Date	Date of Maturity
12/16/2009	6.850%	$2,000	$2,000	$137	$959	12/16/2039
09/15/2014	4.900%	$1,650	$1,650	$81	$161	09/15/2044
09/15/2014	4.375%	$350	$350	$15	$30	09/15/2054

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

The notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

B-146	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company has not paid dividends to its shareholder.

Note 22—contingencies and guarantees

Subsidiary and affiliate guarantees:

At December 31, 2016, the Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as the Company’s rating at all times. Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. At December 31, 2016, the capital and surplus of TIAA-CREF Life Insurance Company was in excess of the minimum capital and surplus amount referenced, and its total adjusted capital was in excess of the referenced RBC-based amount calculated at December 31, 2016.

The Company has also agreed that it will cause TIAA-CREF Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to or against any of the assets of the Company.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

Related to the 2014 acquisition of Nuveen Investments, TIAA Asset Management Finance Company, LLC, the Acquirer and an indirectly owned subsidiary of TIAA, recorded purchase related liabilities at a fair value of $308 million which could be payable according to facts and circumstances in 2017. As of December 31, 2016, the purchase related liabilities had a fair value of $342 million. The Company has agreed to fund these obligations in the event required payments to the Seller are not made by TIAA Asset Management Finance Company, LLC.

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Life. This line has an expiration date of July 10, 2017. As of December 31, 2016, $30 million of this facility was maintained on a committed basis. During the period ending December 31, 2016, seventy-one draw-downs which totaled $172 million were made under this line of credit arrangement of which none were outstanding as of December 31, 2016.

The Company also provides a $100 million committed 364-day revolving line of credit arrangement with Nuveen Investments, Inc. This line has an expiration date of December 31, 2017. During the period ending December 31, 2016, there were no draw-downs made under this line of credit arrangement. This line was assigned to TIAA Global Asset Management, LLC effective January 1, 2017.

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of College Retirement Equities Funds (“CREF”) and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1,500 million committed credit facility maintained with a group of banks.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-147

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company guarantees CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company provides a $300 million unsecured and uncommitted 364-day revolving line of credit arrangement with TIAA-CREF Trust Company, FSB. This line has an expiration date of September 13, 2017. During the period ending December 31, 2016, there was one draw-down made under this line of credit arrangement in the amount of $20 million, of which none was outstanding as of December 31, 2016.

The Company also provides a $23 million committed line of credit to TIAA Charitable Inc. This line has an expiration date of June 28, 2047. As of December 31, 2016, $23 million of this facility was maintained on a committed basis. During the period ending December 31, 2016, there were $4 million in draw-downs, which increased the total outstanding draw-downs made under this line of credit arrangement to $10 million.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As of December 31, 2016, there are no outstanding liquidity units under the liquidity guarantee provided to REA by the Company.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC; Federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”) seeking a broad range of information. The Company cooperates in these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 23—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 20, 2017, the date the financial statements were available to be issued.

On August 8, 2016, the Company announced an agreement to acquire EverBank Financial Corp. (“EFC”), a consumer and commercial bank based in Florida with $27.4 billion in total assets. EFC offers a wide range of saving and lending products to consumers and businesses nationwide. This acquisition significantly expands TIAA’s investment in the banking and lending market and complements the company’s full suite of retirement, investment and advisory services available to help customers achieve financial well-being.

B-148	Statement of Additional Information ∎ Intelligent Life VUL and Intelligent Life Survivorship VUL

continued

EFC’s common stockholders voted to approve the acquisition at a special meeting on November 9, 2016, and the Company received regulatory approval from the Office of the Comptroller of the Currency on March 13, 2017. The transaction remains subject to pending regulatory approval by the Board of Governors of the Federal Reserve System and is expected to close in the first half of 2017. Under the terms of the agreement, EFC stockholders will receive $19.50 per share in cash, with total EFC common and preferred stockholders’ payments of approximately $2.7 billion. A portion of the acquisition price may be financed by the issuance of surplus notes.

In accordance with statutory accounting principles, the transaction will be recorded as an admitted asset upon the closing of the acquisition.

Intelligent Life VUL and Intelligent Life Survivorship VUL ∎ Statement of Additional Information	B-149

730 Third Avenue

New York, NY 10017-3206

A12219 (5/17)

PART C: OTHER INFORMATION

(a)	Board of Directors Resolution.
Resolution of the Board of Directors of TIAA-CREF Life Insurance Company establishing TIAA-CREF Life Separate Account VLI-1 (1)
(b)	Custodian Agreements.
	(1)	Form of Domestic Custody Agreement between TIAA-CREF Life Insurance Company on behalf of TIAA-CREF Life Separate Account VLI-1 and JPMorgan Chase Bank, N.A. (9)
(c)	Underwriting Contracts.
	(1)	Form of Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (2)
	(2)	Principal Underwriter Distribution Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)
	(3)	Cash Disbursement and Reimbursement Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)
(d)	Contracts.
	(1)	(a)	Flexible Premium Variable Universal Life Insurance Policy (2)
		(b)	Automatic Increase Rider (2)
		(c)	Four Year Level Term Insurance Rider (2)
		(d)	Guaranteed Minimum Death Benefit Rider (2)
		(e)	Waiver of Monthly Charges Rider (2)
		(f)	Aviation Limitation Endorsement (2)
	(2)	(a)	Last Survivor Flexible Premium Variable Universal Life Insurance Policy (2)
		(b)	Last Survivor Automatic Increase Rider (2)
		(c)	Last Survivor Four-year Level Term Insurance Rider (2)
		(d)	Last Survivor Guaranteed Minimum Death Benefit Rider (2)
		(e)	Last Survivor Policy Split Option (2)
		(f)	Last Survivor Single Life Level Term Insurance Rider (2)
		(g)	Last Survivor Aviation Limitation Endorsement (2)
		(h)	Last Survivor 2015 Policy Split Option Endorsement (22)
	(3)	(a)	Form of Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (5)
		(b)	Waiver of Monthly Charges Rider (for Intelligent Life Policy) (5)
		(c)	Level Cost of Insurance Endorsement (for Intelligent Life Policy) (5)
		(d)	Policy Change Endorsement (for Intelligent Life Policy) (5)
		(e)	Charitable Giving Benefit Rider (19)
		(f)	Amended Form of Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (9)
		(g)	Overloan Protection Endorsement (for Intelligent Life Policy) (10)
(e)	Applications.
(1) Form of Application (2)
(2) Form of Application—Multi-line (19)
(f)	Depositor’s Certificate of Incorporation and By-Laws.
(1) Charter of TIAA-CREF Life Insurance Company (2)
(2) By-laws of TIAA-CREF Life Insurance Company (2)
(g)	Reinsurance Contracts.

(1) Form of Domestic Custody Agreement between TIAA-CREF Life Insurance Company on behalf of TIAA-CREF Life Separate Account VLI-1 and JPMorgan Chase Bank, N.A. (9)

(1) Reinsurance Agreement effective March 1, 2006 between Swiss Re Life & Health America Inc. and TIAA-CREF Life Insurance Company. (8)

(2) Reinsurance Agreement effective March 1, 2006 between Munich American Reassurance Company and TIAA-CREF Life Insurance Company. (8)

(h)	Participation Agreements.

(1) Form of Participation/Distribution Agreement with TIAA-CREF Life Funds. (2)

(2) Amendment to Participation and Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc., dated as of October 19, 2004. (4)

	(3)	Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Institutional Shares. (5)

	(4)	Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Service Shares. (5)

	(5)	Form of Participation Agreement among TIAA-CREF Life, Calamos Advisors Trust, Calamos Advisors LLC, and Calamos Financial Services LLC with respect to Institutional Shares. (5)

	(6)	Form of Participation Agreement among TIAA-CREF Life, Credit Suisse Trust, Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Securities, Inc. (5)

	(7)	Form of Participation Agreement among TIAA-CREF Life, Teachers Personal Investors Services, Inc., Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. (5)

	(8)	Form of Participation Agreement among TIAA-CREF Life, MFS Variable Insurance Trust, and Massachusetts Financial Services Company. (5)

	(9)	Form of Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management Inc. (5)

(10)	Form of Participation Agreement among TIAA-CREF Life, PIMCO Variable Insurance Trust, and Allianz Global Investors
Services Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Distributors LLC. (5)

	(11)	Form of Participation Agreement among TIAA-CREF Life, Royce & Associates, LLC, and Royce Capital Fund. (5)

	(12)	Form of Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. (5)

	(13)	Form of Participation Agreement among TIAA-CREF Life, Salomon Brothers Variable Series Fund Inc., and Legg Mason Investor Services, LLC. (5)

	(14)	Form of Participation Agreement among TIAA-CREF Life, Green wich Street Series Fund, and Legg Mason Investor Services, LLC. (5)

	(15)	Form of Participation Agreement among TIAA-CREF Life, Columbia Wanger Asset Management, LLP, Columbia Management Distributors, Inc., and Wanger Advisors Trust. (5)

	(16)	Form of Participation Agreement among TIAA-CREF Life, WM Variable Trust, and WM Funds Distributor, Inc. (5)

	(17)	Form of Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC. (5)

	(18)	Amendment to Participation and Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005. (7)

	(19)	Form of Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA Life Insurance Company. (8)

	(20)	Form of Amendment to Fund Participation Agreement between Calamos Financial Services LLC and TIAA-CREF Life Insurance Company. (8)

	(21)	Form of Amendment to Fund Participation Agreement by and between Delaware VIP Trust, Delaware Management Company, Delaware Distributors, L.P. and TIAA-CREF Life Insurance Company. (8)

(22)	Form of Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company and TIAA-CREF Life Insurance Company. (8)
(23)	Form of Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company and TIAA-CREF Life Insurance Company. (8)
(24)	Form of Amendment to Participation Agreement by and among Credit Suisse Trust, Credit Suisse Asset Management LLC, and Credit Suisse Asset Management Securities, Inc. and TIAA-CREF Life Insurance Company. (8)
(25)	Form of Fund/SERV and Networking Supplement to Participation Agreement by and among MFS Variable Insurance Trust and Massachusetts Financial Services Company. (8)
(26)	Form of Shareholder Information Agreement between Credit Suisse Asset Management Securities, Inc. and TIAA-CREF Life Insurance Company. (8)
(27)	Form of Shareholder Information Agreement between Delaware Service Company, Inc. Securities, Inc. and TIAA-CREF Life Insurance Company. (8)
(28)	Form of Shareholder Information Agreement between Neuberger Berman Management Inc. and TIAA-CREF Life Insurance Company. (8)
(29)	Form of Shareholder Information Agreement between Prudential Investment Management Services LLC and TIAA-CREF Life Insurance Company. (8)
(30)	Form of Shareholder Information Agreement between Royce Fund Services, Inc. and TIAA-CREF. (8)
(31)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life Insurance Company. (6)
(32)	Form of Shareholder Information Agreement between MFS Fund Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)
(33)	Form of Shareholder Information Agreement between Allianz Global Investors Distributors LLC and TIAA-CREF Life Insurance Company. (8)
(34)	Form Shareholder Information Agreement between Franklin Templeton Franklin/Templeton Distributors, Inc. and TIAA- CREF Life Insurance Company. (8)
(35)	Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA- CREF Life Insurance Company. (8)
(36)	Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA- CREF Life Insurance Company. (8)
(37)	Form of Distribution and Administrative Service Agreement between Neuberger Management Inc and TIAA-CREF Life Insurance Company. (8)
(38)	Form of Administrative Services Agreement between Columbia Management Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)
(39)	Form of Administrative Services Agreement between Credit Suisse Asset Management, LLC and TIAA-CREF Life Insurance Company. (8)
(40)	Form of Administrative Services Agreement by and between Franklin Templeton Services, LLC, and TIAA-CREF Life Insurance Company. (8)
(41)	Form of Administrative Services Agreement between Legg Mason Investor Services, LLC and TIAA-CREF Life Insurance Company. (8)
(42)	Form of Administrative Services Agreement between Janus Capital Management LLC and TIAA-CREF Life Insurance Company. (8)
(43)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and TIAA-CREF Life Insurance Company. (8)
(44)	Form of Indemnification Agreement Between Massachusetts Financial Services Company and TIAA-CREF Life Insurance Company. (8)
(45)	Form of AMT Distribution and Administrative Services Agreement between Neuberger Berman Management Inc. and TIAA-CREF Life Insurance Company. (8)

	(46)	Form of Participation Agreement among TIAA-CREF Life, ING Investors Trust, and ING Funds Distributor, LLC with respect to institutional shares. (10)
	(47)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc. (10)
	(48)	Administrative Services Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc. (10)
	(49)	Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (12)
	(50)	Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (15)
	(51)	Amendment to Fund Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., TIAA-CREF Life Insurance Company, and TIAA-CREF Institutional and Individual Services, LLC. (16)
	(52)	Amendment to Fund Participation Agreement between ING Investors Trust, ING Investments Distributor, LLC, and TIAA-CREF Life Insurance Company. (16)
	(53)	Amendment to Fund Participation Agreement between T. Rowe Price Associates, Inc. and TIAA-CREF Life Insurance Company. (16)
	(54)	Amendment to Fund Participation Agreement between T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (16)
	(55)	Amendment to Fund Participation Agreement between Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC and TIAA-CREF Life Insurance Company. (17)
	(56)	Amendment to Fund Participation Agreement between DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (17)
	(57)	Amendment to Fund Participation Agreement between PIMCO Variable Insurance Trust and PIMCO Investments LLC and TIAA-CREF Life Insurance Company. (17)
	(58)	Participation Agreement among the RBB Fund, Inc., Matson Money, Inc., Foreside Funds Distributors LLC, and TIAA-CREF Life Insurance Company (18)
	(59)	Participation Agreement among TIAA-CREF Life Funds, Teachers Personal Investors Services, Inc., Teachers Advisors, Inc. and TIAA-CREF Life Insurance Company (18)
	(60)	Participation Agreement among John Hancock Variable Insurance Trust, John Hancock Distributors LLC, and TIAA-CREF Life Insurance Company.(20)
	(61)	Amendment to Fund Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and TIAA-CREF Life Insurance Company.(20)
	(62)	Amendment to Fund Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc. and TIAA-CREF Life Insurance Company.(20)
	(63)	Amendment to Fund Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and TIAA- CREF Life Insurance Company.(20)
	(64)	Amendment to Fund Participation Agreement among John Hancock Variable Insurance Trust, John Hancock Distributors LLC, and TIAA-CREF Life Insurance Company (22)
	(65)	Amendment to Fund Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company (23)
	(66)	Amended and Restated Underlying Fund Agreement among DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., the DFA Investment Trust Company, Dimensional Fund Advisors LP, and TIAA-CREF Life Insurance Company (23)
(i)	Administrative Contracts.
(1)Form of Administrative Services Agreement by and between McCamish Systems, LLC and Teachers Insurance and Annuity Association of America. (9)

(2)Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

(j)	Other Material Contracts. Not Applicable.
(k)	Legal Opinion. Opinion and Consent of Ken Reitz, Esq. as to the legality of the securities being registered*
(l)	Actuarial Opinion. Not Applicable.
(m)	Calculation. Not Applicable.

(n)	Other Opinions.
(1) Written Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm*
(o)	Omitted Financial Statements. Not Applicable.
(p)	Initial Capital Agreements. Not Applicable.
(q)	Redeemability Exemption.
	(1)	Description of Issuance, Transfer and Redemption Procedures For Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life (2)
	(2)	Description of Issuance, Transfer and Redemption Procedures For Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life (8)
	(3)	Amended and Restated Description of Issuance, Transfer, and Redemption Procedures for Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company (7)
	(4)	Amended and Restated Description of Issuance, Transfer, and Redemption Procedures for Intelligent Life Individual (Intelligent Life VUL) and Last Survivor (Intelligent Life Survivorship VUL) Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company. (14)
	(5)	Amendment to Description Of Issuance, Transfer And Redemption Procedures for Intelligent Life Individual and Intelligent Life Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. (19)
	(6)	Amendment to Description Of Issuance, Transfer And Redemption Procedures for Intelligent Life Individual Flexible Premium Variable Universal Life Insurance and Intelligent Life Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company.(20)
	(7)	Amendment to Description Of Issuance, Transfer And Redemption Procedures for Intelligent Life Individual Flexible Premium Variable Universal Life Insurance and Intelligent Life Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. (22)
	(8)	Amendment to Description Of Issuance, Transfer And Redemption Procedures for Intelligent Life Individual Flexible Premium Variable Universal Life Insurance and Intelligent Life Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. (23)
(r)	(A)	Powers of Attorney (19)
	(B)	Powers of Attorney (20)
	(C)	Powers of Attorney (21)
	(D)	Powers of Attorney (23)
	(1)	Incorporated by reference to the initial filing of the Registration Statement on Form S-6, filed June 1, 2001 (File No. 333-62162).
	(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).
	(3)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed April 30, 2003 (File Nos. 333-62162 and 811-10393).
	(4)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, filed May 3, 2005 (File Nos. 333-62162 and 811-10393).
	(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006, (File Nos. 333-128699 and 811-10393).
	(6)	Incorporated by reference to Post-Effective Amendment No. 7 on the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, filed on May 1, 2007 (File No. 333-46414 and 811-08963).
	(7)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed May 1, 2006 (File Nos. 333-128699 and 811-10393).
	(8)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed on May 2, 2007 (File Nos. 333-128699 and 811-10393).
	(9)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed on May 1, 2008 (File Nos 333-128699 and 811-10393).
(10)		Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6, filed on May 1, 2010 (File Nos 333-128699 and 811-10393).
(11)		Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, filed on May 1, 2008 (File Nos 333-128699 and 811-10393) and to Post-Effective Amendment No.4 to the Registration Statement on Form S-1, filed on April 14, 2011 (File Nos 333-149714).
(12)		Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 19, 2012 (File Nos 333-145064 and 811-08963).

(13)	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).
(14)	Incorporated by reference to the Registration Statement on Form N-6, filed on April 24, 2012 (File Nos 333-151910 and 811-10393).
(15)	Incorporated by reference to the Registration Statement on Form N-6, filed on August 3, 2012 (File Nos 333-183060 and 811-22659).
(16)	Incorporated by reference to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-128699 and 811-10393).
(17)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, filed on February 7, 2014 (File Nos 333-128699 and 811-10393).
(18)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 28, 2014 (File Nos 333-145064 and 811-08963).
(19)	Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, filed on April 18. 2014 (File Nos 333-151910 and 811-10393).
(20)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6, filed on April 28, 2015 (File Nos 333-151910 and 811-10393).
(21)	Incorporated by reference to the Registration Statement on Form S-1 filed on March 23, 2016 (File No. 333-210342).
(22)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6, filed on April 27, 2016 (File Nos 333-151910 and 811-10393).
(23)	Incorporated by reference to the Post-Effective Amendment No. 14 to the Registration Statement on Form N-6, filed on April 27, 2017 (File Nos 333-128699 and 811-10393).

*	Filed Herewith

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Christopher J. Weyrauch	Director, Chairman, President and Chief Executive Officer
Rashmi Badwe	Director
Elizabeth D. Black	Director
Sue Collins	Director, Vice President
Eric T. Jones	Director
Meredith Kornreich	Director
Russell Noles	Director
Scot Parnell	Director
Christopher Van Buren	Director
Christopher Baraks	Vice President, Corporate Tax Controller
Elizabeth Debenedictis	Vice President, Distribution
Larkin W. Fields	Chief Financial Officer
Carol Fracasso	Vice President, Business Management
Jeff Grant	Managing Director, Head of TIAA Life
Jorge Gutierrez	Treasurer
Peter Pisapia	Chief Compliance Officer of the Separate Account
Todd Sagmoe	Vice President, Illustration Actuary
Ken Reitz	General Counsel
Wayne Smiley	Chief Compliance Officer
Cherita Thomas	Secretary

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 28. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

Item 29. Indemnification

The TIAA-CREF Life bylaws provide that the TIAA-CREF Life Insurance Company will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA-CREF Life Insurance Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of the TIAA-CREF Life Insurance Company, or is or was serving at the request of the TIAA-CREF Life Insurance Company as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of the TIAA-CREF Life Insurance Company and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) TIAA-CREF Institutional and Individual Services, LLC (“TC Services”) acts as principal underwriter of the contracts as defined in the Investment Company Act of 1940, as amended. TC Services is also principal underwriter for TIAA-CREF Mutual

Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Christopher J. Weyrauch	Chief Executive Officer, Chairman of the Board
Angela Kahrmann	President, Chief Operating Officer
Pamela Lewis Marlborough	Vice President, Chief Legal Officer, Assistant Secretary
Samuel Turvey	Chief Compliance Officer
Christy R. Lee Jorge Gutierrez	Chief Financial Officer, Controller Treasurer
Cherita Thomas	Secretary

*	The address of each Director and Officer is c/o TIAA-CREF Institutional and Individual Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c) Compensation from the Registrant. None

Item 31. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, 64 Leone Lane, Chester, New York 10918, 11333 East 53 Street, Denver CO 80239; State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245, and McCamish Systems LLC, Storage of Documents: Iron Mountain, 660 Distribution Drive, Atlanta, GA 30336, Storage of Electronic Date: Quality Technology Services, 300 Satellite Blvd, Suwanee, GA 30024.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

TIAA-CREF Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VLI-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th of April, 2017.

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2

By:	TIAA-CREF Life Insurance Company
(On behalf of the Registrant and itself)

By:	*
Christopher J. Weyrauch
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 27, 2017, in the capacities indicated.

Signature	Title

* Christopher J. Weyrauch	President and Chief Executive Officer

* Larkin W. Fields	Chief Financial Officer (Principal Financial and Accounting Officer)

* Christopher J. Weyrauch	Director

* Rashmi Badwe	Director

* Elizabeth D. Black	Director

* Sue Collins	Director

* Eric T. Jones	Director

* Meredith Kornreich	Director

* Russell Noles	Director

* Scot Parnell	Director

* Christopher Van Buren	Director

*	Director

*	Signed by Kenneth W. Reitz, Esq. as attorney-in-fact pursuant to a Power of Attorney effective: April 1, 2017

/s/ Kenneth W. Reitz
Kenneth W. Reitz, Esq.
Attorney-in-fact

EXHIBIT INDEX

(k)	Legal Opinion

(n)(1)	Written Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm